                                                                   EXHIBIT 10.25
           --------------------------------------------------------
           AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
           --------------------------------------------------------

                This Amended and Restated System Equipment Purchase Agreement is made and entered into as of June 30, 2000, by and between Cricket Communications, Inc. a Delaware corporation (the "Owner"), and Lucent
                                                  -----
Technologies Inc., a Delaware corporation (the "Vendor").
                                                ------

                                   RECITALS:
                                   --------

                A. WHEREAS, the Owner desires to purchase PCS systems and related items and services pursuant to this Contract; and

                B. WHEREAS, the Vendor desires to provide such PCS systems and related items and services to the Owner, as described in Exhibit A, including, but not limited to, the Vendor's obligation to manufacture, engineer, equip, integrate, install, test and provide technical assistance for said PCS systems in accordance with the terms and conditions set forth herein;

                C. WHEREAS, the mutual goal of the parties hereto is to build PCS systems that are capable of integrating new technologies while reducing costs over time in a highly competitive marketplace; and

                D. WHEREAS the original Contract was entered into on September 20, 1999 (the "Effective Date") and amended by Amendment No. 1 dated December 20, 1999, the parties wish to further amend and restate this Agreement on the terms and conditions contained herein.

                NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Contract, the Owner and the Vendor hereby agree as follows:


                SECTION 1. DEFINITIONS

                1.1  Definitions. In addition to the terms listed below, certain
                     -----------
additional terms are defined elsewhere in this System Equipment Purchase Agreement and in the Exhibits, and all definitions are subject to the provisions of subsection 1.2 hereof. As used in this Contract, the following terms have the following meanings:

                "Annual Release Maintenance Fee" means, with respect to each
                 ------------------------------
System, those recurring annual fees of the Vendor, calculated in accordance with Exhibit B-5 and invoiced annually on the anniversary of the earlier to occur of
(i) Substantial Completion or (ii) the date such System is placed in Commercial Service, full payment of which entitles Owner to receive all Initial Software Features, together with all other base generic software features in standard software releases, Software Maintenance Releases, Software Enhancements, Software Maintenance Releases and Software Upgrades

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

applicable to CDMA PCS Products which will be made available to Owner when made generally available by Vendor during the period for which the fees were paid.

                "Agency Plan" means the plan documenting the processes,
                 -----------
relationships and the responsibilities of the Owner, Vendor and Agency Subcontractor wherein Owner contracts with the Agency Subcontractor under such plan to perform work for, and supply materials to, the Owner, at rates negotiated by Vendor with Agency Subcontractor on a national account basis for the benefit of Owner. The Agency Plan is described in Exhibit E-1 to this Contract and there shall be at all times during the term of this Contract at least one Agency Subcontractor.

                "Agency Subcontractor" means Sprint North Supply Company, or any
                 --------------------
other vendor, contractor, supplier, licensor or other Person, as mutually agreed to between Owner and Vendor.

                "Applicable Laws" means, as to any Person, the certificate of
                 ---------------
incorporation and by-laws or other organizational or governing documents of such Person, all U.S. or foreign laws, treaties, ordinances, judgments, decrees, injunctions, writs, orders and stipulations of any court, arbitrator or governmental agency or authority and statutes, rules, regulations, orders and interpretations thereof of any federal, state, provincial, county, municipal, regional, environmental or other Governmental Entity, instrumentality, agency, authority, court or other body (i) applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject or
(ii) having jurisdiction over all or any part of a System or the Work to be performed pursuant to the terms of this Contract.

                "Applicable Permits" means any waiver, exemption, zoning,
                 ------------------
building, variance, franchise, permit, authorization, approval, license or similar order of or from any country, federal, state, provincial, county, municipal, regional, environmental or other Governmental Entity, instrumentality, agency, authority, court or other body having jurisdiction over all or any part of a System or the Work to be performed pursuant to the terms of this Contract.

                "Architectural and Engineering Services" or "A&E" means the Work
                 --------------------------------------      ---
to be performed by the Vendor or the Subcontractor, and certain obligations of the Owner, as described in Exhibit E-4.

                "B Exhibits" is defined in subsection 2.4.
                 ----------

                "Backwards Compatible" or "Backwards Compatibility" means (i)
                 --------------------      -----------------------
with respect to new Software Maintenance Releases, Software Upgrades, Software Combined Releases and Software Enhancements, the ability of each of the two prior older versions of Software to remain fully functional in accordance with and up to the performance levels to which each was performing immediately prior to the integration with the new Software Maintenance Release, Software Upgrade, Software Combined Releases and/or Software Enhancement, and the ability of such new Software Maintenance Release,

Software Upgrade, Software Combined Release and/or Software Enhancement to interoperate and be compatible with all such functionality of such prior Software versions and with all existing in-service Vendor provided Products already installed in the System; (ii) with respect to all Equipment Upgrades, and Equipment Combined Releases to the extent of that portion of the Equipment Combined Release which is the Equipment Upgrade or the use of which by Owner is not optional without losing the benefit of the Equipment Upgrade (for purposes of this Contract, a "New Equipment Release" means collectively the Equipment Upgrade and such non-optional portion of the Equipment Combined Release), the ability of the existing infrastructure to remain fully functional in accordance with and up to the performance levels to which it was performing immediately prior to the integration with the New Equipment Release, and the ability of the New Equipment Release to interoperate and be fully compatible with all such functionality of such existing infrastructure and (iii) with respect to each of Software Maintenance Releases, Software Upgrades, Software Combined Releases, Software Enhancements and New Equipment Releases, the ability of such Products to comply with the existing interfaces to other third party equipment already deployed in the System and with respect to which Vendor is already in compliance prior to the introduction of the Software Maintenance Releases, Software Upgrades, Software Combined Releases, Software Enhancements and New Equipment Releases.

                "Base Station ("BTS")" means the radio Products that handle the
                 --------------------
Owner's PCS radio traffic in a designated cell. The Base Station includes all amplification, modulation, synchronization and other circuitry required to process a radio signal.

                "Base Station Controller ("BSC")" means the radio Products that
                 -------------------------------
control the Owner's PCS radio traffic.

                "beta testing" means pre-launch testing conducted by Owner in
                 ------------
respect of which no payment from customers is made to the Owner for the services provided in connection therewith.

                "Business Day" means any day of the year other than a Saturday,
                 ------------
Sunday or a United States Federal holiday.

                "Capacity Guarantee" is defined in Section 16.3.
                  ------------------

                "Certificate of Final Acceptance" is defined in subsection
                  -------------------------------
10.1(f).

                "Certificate of Substantial Completion" is defined in subsection
                 -------------------------------------
 10.1(d).

                "Change Orders" is defined in subsection 11.1.
                 -------------

                "Chattanooga Replacement" is defined in subsection 2.2.
                 -----------------------

                "Claim" is defined in subsection 15.2.
                 -----

                "Claim Notice" is defined in subsection 15.2.
                 ------------

                "Commercial Service" means, with respect to a System, the
                 ------------------
commercial operation of a System, exclusive of operation for purposes of determining compliance with this Contract or beta testing, whether or not revenue is actually being generated.

                "Commercial Service Launch Date" means, with respect to a
                 ------------------------------
System, the date stated on Exhibit S, but in no event prior to the activation of [*] of the planned number of cell sites stated for such System on Exhibit S, unless otherwise agreed by the parties.

                "Construction Services" means the physical construction of the
                 ---------------------
cell Sites, MSC Sites and other related System Sites, for which work shall be done by the Owner, Owner Subcontractor, Vendor, Subcontractor(s) or Agency Subcontractor(s), as designated by Owner.

                "Construction Management Services", "Construction Management"
                 --------------------------------    -----------------------
means the Work to be performed by the Owner, Owner Subcontractor, Vendor, Agency Subcontractor or Subcontractor, and certain obligations of the Owner, as described in Exhibit E-2.

                "Contract" means this System Equipment Purchase Agreement,
                 --------
together with all Exhibits, Schedules, Specifications and all amendments, modifications and supplements thereto.

                "Contract Term" means the period commencing on the Effective
                 -------------
Date of the original Contract, September 20, 1999, and ending five (5) years there from, unless terminated earlier in accordance with the terms and conditions hereof, or unless extended by the mutual written consent of the parties hereto.

                "Core System" means that collection or aggregation of Products
                 -----------
which are designed by Vendor to operate as a functional entity in accordance with the applicable Specifications or otherwise represented by Vendor in its published information as being capable of operating as a functional entity. By way of example and not limitation, a circuit pack or connecting cable which is an OEM item, and which forms part of the 5 ESS(R) switch would form part of a Core System, whereas a call center system or voice mail system, though it interfaces with the System, would not be part of a Core System, since various call center systems or voice mail systems manufactured by several alternate manufacturers could be utilized by Owner, and operated functionally independent of the selection of Vendor's Equipment for the MSC.

               "Covered PoP" means, with respect to a System, the population
                 -----------
contained within the footprint of the System at the time of Commercial Service launch. Covered PoPs shall be calculated using a mutually agreed RF design tool (i.e., CE4, Planet) using mutually agreed block level 1990 US Census based population databases, or the most recent US


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

census database available in the public domain at the time of the Commercial Service Launch Date. For purposes of the covered PoPs calculation, the Rural In-Vehicle link budget threshold (144.8 dB path loss) shall define the coverage area of the System. Specifically, for all areas within the System with a path loss less than 144.8 dB, that area shall be multiplied by the population density in that area to derive the effective system covered PoPs.

Owner and Vendor shall have the right to independently calculate Covered PoPs to ensure consistency in the reported Covered PoPs. In the event the calculations differ by more than two percent (2%), and both calculations are reasonably and correctly completed in accordance with this definition, both parties will work together to identify differences in calculation methodologies and results. If the calculations differ by less than two percent (2%), the agreed Covered PoPs within a System shall be the mathematical average of the reasonable and correct calculations of Owner and Vendor.

                "Customer Price Guide" means the Vendor's published price
                 --------------------
notification release or releases furnished for the purpose of communicating to customers the Vendor's list pricing or pricing related items applicable to Products.

                "Customer Technical Support Organization Services", "Customer
                 ------------------------------------------------    --------
Technical Support Services", "CTSO", "CTSS" means when used in relation to
--------------------------    ----    ----
warranty or non-warranty support services, the Work to be provided by Vendor, and certain obligations of the Owner, as described in Exhibit N and B-5.

                "Defects and Deficiencies", "Defects or Deficiencies" or
                 ------------------------    -----------------------
"Defective" means any one or a combination of the following items or other
 ---------
items of a substantially similar nature:

                (a) when used with respect to the performance of Services, that such Services are not provided in a careful and workmanlike manner and in accordance with the Specifications, using material which is free from defects;

                (b) when used with respect to structures, materials or Products, that such items (i) are not new and of good quality and free from defects in materials and workmanship, or (ii) do not conform to the Specifications, or (iii) with respect to Software, that such Software does not process dates correctly; or

                (c) with respect to all other Work, that the same (i) are not free of defects in workmanship and materials, or (ii) do not conform to the Specifications.

                "Discontinued Products" is defined in subsection 12.1.
                 ---------------------

                "Documentation" means the Operating Manuals, the Maintenance and
                 -------------
Instruction Manuals, the Training Manuals, the "as-built" Site parameters and all other documentation necessary for the operation of the System, the Chattanooga Replacement, any Expansions and/or any material part thereof.

                "Dollars" or "U.S. $" or "$" means the lawful currency of the
                 -------      ------      -
United States of America.

                "Equipment" means all equipment, hardware and other items of
                 ---------
personal property (including, without limitation, any Documentation furnished hereunder in respect thereof) which are required to be furnished by the Vendor in accordance with the terms and conditions of this Contract, including repair and replacement parts.

                "Equipment Combined Release" is defined in subsection 14.2.1.
                 --------------------------

                "Equipment Enhancements" means modifications or improvements
                 ----------------------
made to the Equipment which improve the performance or capacity of such Equipment (sometimes referred to by the Vendor as its "Class B" changes).

                "Equipment Upgrade" means a change or modification in any
                 -----------------
 delivered Equipment which fixes or otherwise corrects faults, design shortcomings or shortcomings in meeting the Specifications, required to correct defects of a type that result in inoperative conditions, unsatisfactory operating conditions, or which is recommended to enhance safety (sometimes referred to by the Vendor as its "Class A" changes).

                "Expansions" means any additional Products ordered by the Owner
                 ----------
from the Vendor, which may include growth to existing Systems and additional Products, Services and Systems.

                "FCC" means the Federal Communications Commission.
                 ---

                "Final Acceptance" means, with respect to any System, the date
                 ----------------
the Owner signs the Certificate of Final Acceptance.

                "Fit" means physical size or mounting arrangement (for example,
                 ---
electrical or mechanical connections).

                "Fixed Network Design Services" means the Work to be provided by
                 -----------------------------
Owner, Owner Subcontractor, Vendor or Subcontractor, and certain obligations of the Owner, as described in Exhibit E-8.

                "Force Majeure" is defined in Section 17.
                 -------------

                "Form" means physical shape.
                 ----

                "Function" means Product features and performance, or with
                 --------
 respect to other items, the features and performance of such items.

                "Funds" is defined in subsection 2.10.
                 -----

                "Governmental Entity" means the United States federal government
                 -------------------
or any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                "Guaranteed Substantial Completion Date" means, a) with respect
                 --------------------------------------
to the Chattanooga and Nashville System and all other Systems not listed on Exhibit S, the date by which Substantial Completion must be achieved by the Vendor. The Guaranteed Substantial Completion Date is determined based on the Site that is identified by the Owner in writing to be the last Site to be included in the definition of such System (the "Last Site"). If the Owner has issued a Purchase Order to the Vendor to proceed with Site Preparation with respect to the Last Site, the Guaranteed Substantial Completion Date shall be the date which is sixty (60) calendar days after the later of the date of such Purchase Order or the date that written notice identifying the Last Site was issued, and b) for Systems listed on Exhibit S, the Guaranteed Substantial Completion Date shall be the Guaranteed Substantial Completion date listed on Exhibit S for each Market.

Notwithstanding the above, if the Owner has performed the Site Preparation activities with respect to the Last Site, the Guaranteed Substantial Completion Date shall be the date which is thirty (30) calendar days after the date the Owner issues a Site Preparation Substantial Completion Certificate with respect to the Last Site to the Vendor; provided that in all of the foregoing circumstances, the Guaranteed Substantial Completion Date shall be delayed to a date mutually acceptable to Vendor and Owner, acting reasonably, in the event that:

        i. Owner has not satisfied its obligations, if any, for Site Preparation for the installation of the switch by at least twelve
             (12) weeks prior to the Substantial Completion Date (in this case the parties agree that the period of delay shall be equal to the number of days that the Owner's Site Preparation obligations, if any, are delayed beyond such date which is twelve (12) weeks prior to the Substantial Completion Date); or

        ii. extreme weather and other unusual environmental conditions beyond Vendor's reasonable control delays Vendor's completion of Substantial Completion activities (in this case the parties agree that the period of delay shall be equal to the period of time associated with the duration of such extreme or unusual condition(s)); or

        iii. Vendor is not provided with all necessary and reasonable access to the System and each Site; or

        iv. Owner Subcontractor or Agency Subcontractor, none of which have direct contract privity with Vendor, cause delays beyond Vendor's control or interfere with Vendor's Work.

Owner shall also involve Vendor through all stages of the Site Acquisition process. In all cases, Owner shall be responsible for the provisioning of backhaul facilities required at all Sites. Such provisioning must be completed prior to the start of equipment integration by the Vendor at each site.

                "Hazardous Materials" means material designated as a "hazardous
                 -------------------
chemical substance or mixture" by the Administrator, pursuant to Section 6 of the Toxic Substance Control Act, a "hazardous material" as defined in the Hazardous Materials Transportation Act (49 U.S.C. 1801, et seq.), or a "hazardous substance as defined in the Occupational Safety and Health Act Communication Standard (29 CFR 1910.1200).

                "Initial Period" is defined in Section 10.1(f).
                 --------------

                "Initial Software Features" means those software features
                 -------------------------
contained in Vendor's standard base generic software releases together with those additional optional software features listed in Exhibit C.

                "Installation and Integration" is defined in Exhibit F.
                 ----------------------------

                "Intellectual Property Rights" is defined in subsection 15.2.
                 ----------------------------

                "Interoperability" means the ability of the Products to operate
                 ----------------
with other Products and to operate with and within a System, all in accordance with the Specifications.

                "Liquidated Damages" is defined in subsection 16.1.
                 ------------------

                "List Price" means Vendor's published "network wireless systems
                 ----------
price reference guide" or other price notification releases furnished by Vendor for the purpose of communicating Vendor's prices or pricing related information to Vendor's customers; however this does not include firm price quotation.

                "Losses" means any claims, demands, suits, proceedings, causes
                 ------
of action, damages, costs, expenses, liabilities, reasonable attorneys' fees, and amounts paid in settlement.

                "Major Outage" means the cessation of operation of a System or
                 ------------
System Element caused by a Defect or Deficiency attributable solely to Vendor which has a material adverse impact on Owner's ability to operate or maintain such System, render billings to Owner's subscribers, or which causes a material interruption in Owner's ability to continue to furnish or offer service functionalities and features to such subscribers. In addition, the following capacity and/or coverage impairment conditions shall be considered a "Major Outage":

                        (i) Any impairment caused by a Defect or Deficiency attributable solely to Vendor that has the effect of reducing by greater than [*] the number of traffic channel resources available in the System for access by Owner's subscribers; and/or


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                        (ii) Any impairment caused by a Defect or Deficiency attributable solely to Vendor that has the effect of rendering greater than [*] of the equipped antenna sectors in the System unable to process origination, termination or hand-off requests; or that reduces the forward channel power of more than [*] of the equipped sectors in the System by greater than [*]; and/or

                        (iii) The persistent occurrences of an impairment referenced in paragraphs (i) or (ii) above which, although each occurrence falls below the [*] threshold, each occurrence exceeds a threshold of greater than [*] of the applicable metric set forth above, and the total number of such occurrences is greater than [*] events during the Initial Period;

provided, however, that the foregoing definition shall only be applicable for purposes of this Contract for the issuance of a Certificate of Final Acceptance at the end of the Initial Period.

                "Maintenance and Instruction Manuals" means the manuals listed
                 -----------------------------------
in Exhibit P and prepared by the Vendor and delivered to the Owner pursuant to
Section 9.

                "Manufacturing" means the fabrication of the Equipment.
                 -------------

                "Market" means a geographic area for which Owner owns a license
                 ------
and for which Owner desires to purchase PCS systems .

                "Material Adverse Effect" is defined in subsection 24.2(b).
                 -----------------------

                "Milestones" means the performance milestones set forth in the
                 ----------
Exhibits.

                "Minimum Purchase Commitment" is defined in subsection 5.1(a).
                 ---------------------------

                "MSC" means a mobile switching center and usually consists of a
                 ---
Lucent 5 ESS-2000(R) AnyMedia switch, an operations and management platform and the Executive Cellular Processor Complex which includes call processing, system intelligence handling and feature control functionality.

                "Network Operations Center Design Services" means those Services
                 -----------------------------------------
as described in Exhibit E-9.

                "Network Planning" means Work related to the design and
                 ----------------
engineering of a System, including frequency clearance.

                "Network Reliability Center", "Network Reliability Services"
                 --------------------------    ----------------------------
means the remote monitoring and surveillance Work to be performed by Vendor or Subcontractor, and certain obligations of the Owner, as described in Exhibit H.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                "Notice of Completion of Installation and Integration
                 ----------------------------------------------------
Certificate" means the certificate issued by Vendor certifying that all
-----------
installation and integration activities for a System specified in Exhibit F are substantially complete, and that the only remaining Work to be completed by Vendor consists of Punch List items to be completed prior to Final Acceptance.

                "Operating Affiliates" means a subsidiary or affiliate of Owner
                 --------------------
which is authorized to operate a PCS System and which places Purchase Orders pursuant to this Contract.

                "Operating Manuals" means the operating and configuration
                 -----------------
manuals listed in Exhibit P to be prepared by the Vendor and delivered to the Owner pursuant to Section 9 containing detailed procedures and specifications for the operation of any System, the Chattanooga Replacement, any Expansions and/or any part thereof including, but not limited to, BTS manuals and BSC manuals.

                "Operator" shall mean the Owner, a Related Operator, an
                 --------
Operating Affiliate or any independent contractor appointed by the Owner, which operates a System.

                "Optimization Services" means the RF optimization services
                 ---------------------
described on Exhibit G.

                "Optional Software Features" means Software features for PCS
                 --------------------------
Products available to Owner on a optional, separate fee basis.

                "Owner Subcontractor" means a contractor, vendor, supplier,
                 -------------------
licensor or other Person, having a direct or indirect contract with the Owner or with any other Subcontractor of the Owner who has been hired to assist the Owner in the performance of its obligations under this Contract.

                "PCS" means personal communication services authorized by the
                 ---
Federal Communications Commission.

                "Person" means an individual, partnership, limited partnership,
                 ------
corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Entity or other entity of whatever nature.

                "Pre-Deployment Services" means the Work to be provided by
                 -----------------------
Owner, Owner Subcontractor, Vendor or Subcontractor, and certain obligations of the Owner, as described in Exhibit E-5.

                "Products" means the collective reference to the Equipment and
                 --------
the Software provided by the Vendor or any Subcontractor.

                "Program Management", means the Work to be performed by Owner,
                 ------------------
Owner Subcontractor, Vendor or Subcontractor, and certain obligations of the Owner, as described in Exhibit E-7.

                "Proprietary Information" is defined in subsection 26.18.
                 -----------------------

                "Punch List" means that list prepared in conjunction with any
                 ----------
certificate or notice which contains one or more immaterial non-service-affecting items which have not been fully completed as of the date of the accompanying certificate; provided that such incomplete portion of the Work
                          --------
shall not, during its completion, materially impair the normal daily operation of a System in accordance with the Specifications.

                "Purchase Order" means a written notice given by the Owner to
                 --------------
the Vendor in compliance with the provisions of this Contract specifying the Products, Services or other items of Work that the Vendor is authorized to supply or commence in compliance with the terms of this Contract.

                "Purchase Order Date" means the date on which any Purchase Order
                 -------------------
is issued by the Owner in accordance with the terms of this Contract.

                "Related Operator" means an entity (other than Owner) which
                 ----------------
holds a license issued by the FCC permitting the holder to provide wireless PCS services, which has entered into a contract with Owner to provide management responsibilities with respect to the operation of such a service, which may include agreements pursuant to which Owner resells to or shares with such entity capacity on the Owner's System as, for example, when the Related Operator's cell site equipment is interconnected with the Owner's MSC.

                "RF" means radio frequency.
                 --

                "RF Design Services" means the Work to be performed by Owner,
                 ------------------
Owner Subcontractor, Vendor or Subcontractor, and certain obligations of the Owner, as described in Exhibit D.

                "RF Optimization Services" means the Work to be performed by
                 ------------------------
Owner, Owner Subcontractor, Vendor or Subcontractor, and certain obligations of the Owner, as described in Exhibits G.

                "RTM License" is defined in subsection 13.6.
                 -----------

                "RTU License" is defined in subsection 13.1.
                 -----------

                "Services" means the collective reference to all of the services
                 --------
to be furnished by the Vendor as part of the Work including, but not limited to Pre-Deployment Services, RF Design Services, Construction Management Services, Site Acquisition Services, Architecture and Engineering Services, Program Management Services, engineering, network planning, construction, interoperability, supply, delivery, installation, testing, training, repair, maintenance, technical and other support services, and any and all other services to be furnished by the Vendor as part of the Work in accordance with the terms of this Contract.

                "Site" means the physical location of a System Element Facility.
                 ----

                "Site Acceptance Certificate" means a document submitted by the
                 ---------------------------
Vendor to the Owner and signed by an authorized representative of the Owner and an authorized officer of the Vendor stating that, in accordance with the requirements of this Contract, the Vendor has successfully completed all Site Acceptance Tests with respect to the Sites specified therein.

                "Site Acceptance Tests" means the collective reference to the
                 ---------------------
performance and reliability demonstrations specified in the Exhibits to determine whether a site meets the Specifications and other requirements of this Contract.

                "Site Acquisition" means the activities to be performed by
                 ----------------
Owner, Owner Subcontractor, Agency Subcontractor, Vendor, or Subcontractor, and certain obligations of the Owner and/or its subcontractors described more fully in Exhibit E-5.

                "Site Acquisition Substantial Completion" means, with respect to
                 ---------------------------------------
any System, the point at which the Owner shall have (i) acquired, by purchase, lease or otherwise, rights to a sufficient number of Sites in the judgment of the Owner, and (ii) that, with respect to all Sites within such System, all land use and/or lease requirements necessary to be satisfied prior to the start of construction activities in accordance with Applicable Laws have been satisfied.

                "Site Acquisition Substantial Completion Date" means with
                 --------------------------------------------
respect to any System, the date on which the Owner shall have achieved Site Acquisition Substantial Completion.

                "Site Construction Services" means, when provided by Vendor,
                 --------------------------
those Services as described in Exhibit E-3.

                "Site Preparation" means the demolition, construction and
                 ----------------
renovation work (for example, roads, grading, fencing and structural improvements, including, but not limited to, any buildings, towers and commercial power) and the preparation of co-location sites necessary for the installation of Equipment or the operation of the System, Chattanooga Replacement, Expansions and/or any part thereof.

                "Site Preparation Substantial Completion" means the completion
                 ---------------------------------------
of all Site Preparation with respect to a Site except for Punch List items.

                "Site Preparation Substantial Completion Certificate" is defined
                 ---------------------------------------------------
in Section 10.1(b).

                "Software" means (a) the computer software licensed to the Owner
                 --------
pursuant to the terms of this Contract, (b) any Software Enhancements, Software Maintenance Releases, Software Combined Releases and Software Upgrades, and (c) any Documentation furnished hereunder in respect of clauses (a) and/or (b) of this definition.

                "Software Combined Release" means a Software Upgrade which is at
                 -------------------------
any time combined with any Software Enhancement.

                "Software Enhancements" means modifications or improvements made
                 ---------------------
to th Software relating to Products which improve performance, capabilities or capacity of the Software revision level with which it is associated or which provide additional functions to the Software. A Software Enhancement may also correct defects in earlier versions of the Software.

        "Software Maintenance Release" means issues of Software which correct
         ----------------------------
defects in preceding versions of Software.

                "Software Upgrades" means periodic updates to the Software
                 -----------------
issued by the Vendor to the Owner under Warranty and Software maintenance obligations which add to, improve or enhance existing Software features and capabilities involving more extensive changes to the underlying Source Code or the user interface than is the case with Software Enhancements. A Software Upgrade may also correct defects in the Software, or otherwise to correct shortcomings in the Software.

                "Source Code" means any version of Software incorporating high
                 -----------
level or assembly language that generally is not directly executable by a processor.

                "Spares" is defined in Exhibit K.
                 ------

                "Specifications" means the collective reference to the
                 --------------
specifications and performance standards (including all of the Services and Products) as set forth in this Contract, including but not limited to Exhibit I, Exhibit J, Exhibit M; provided that (i) the Specifications shall be deemed to
                      --------
include a requirement that all of the Products and Services shall be in accordance with ANSI standards except when otherwise stated in a specific Exhibit or otherwise agreed by the parties, and (ii) with respect to Services and Products for which specifications and performance standards are not provided and listed in a specific Exhibit, the term "Specifications" shall refer to Vendor's published specifications in respect thereof.

                "Spectrum Clearing and Microwave Relocation Services" means,
                 ---------------------------------------------------
when provided by Vendor, those Services as described in Exhibit E-6.

                "Subcontractor" means a contractor, vendor, supplier, licensor
                 -------------
or other Person, having a direct or indirect contract with the Vendor or with any other Subcontractor of the Vendor who has been hired to assist the Vendor in the performance of its obligations under this Contract.

                "Substantial Completion" means the time at which the Owner signs
                 ----------------------
the Certificate of Substantial Completion.

                "System" means the collection of Sites and Equipment in a
                 ------
defined Market area which allows Owner to provide PCS within such defined Market area (whether or not the collection of Sites and Equipment in such defined Market area includes a dedicated MSC or uses a remote MSC within another defined Market area) identified by the Owner to the Vendor in writing as collectively comprising a System.

                "System Element" means the Products required to perform radio,
                 --------------
switching and/or system element functions for a System, any Expansions and/or the Chattanooga Replacement.

                "System Element Facility" means the structures, improvements,
                 -----------------------
foundations, towers, and other facilities necessary to house or hold any System Element and any related Products to be located at a particular location.

                "Taxes" is defined in subsection 5.2.
                 -----

                "Training" is defined in subsection 9.4.
                 --------

                "Vendor Developments" is defined in subsection 14.3.1.
                 -------------------

                "Vendor Financing" means a loan to be provided by the Vendor to
                 ----------------
the Owner pursuant to documentation acceptable to both parties.

                "Warranty" means any one or more of the Equipment and Services
                 --------
Warranty Expansions Warranty, Software Warranty, Software Backwards Compatibility Warranty, Equipment Backwards Compatibility Warranty, Compliance Warranty and the Year 2000 Warranty.

                "Warranty Period" is defined in Section 18.1.
                 ---------------

                "Work" means the furnishing of Products hereunder, and the
                 ----
performance of work, engineering services, installation services and all other related activities and obligations required to be performed by the Vendor pursuant to this Contract. Any reduction in the Work to be performed on a System in a Market not listed on Exhibit S shall be at Owner's direction.

                1.2 Other Definitional Provisions. (a) When used in this
                    -----------------------------
Contract, unless otherwise specified therein, all terms defined in this Contract shall have the defined meanings set forth herein. Terms defined in the Exhibits are deemed to be terms defined herein; provided that in the case of any terms
                                       -------- ----
that are defined both in this Contract and/or an Exhibit, the definitions contained in this Contract shall supersede such other definitions for
all purposes of this Contract; provided further, that definitions contained in
                               -------- -------
any Exhibit shall control as to such Exhibit.

                (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Contract refer to this Contract as a whole and not to any particular provision of this Contract and Section, subsection, schedule and exhibit references are to this Contract unless otherwise specified. Reference herein to Section shall mean any and all subsections thereof.

                (c) The meanings given to terms defined in this Contract are applicable to both the singular and plural forms of such terms.


                SECTION 2. SCOPE OF WORK, RESPONSIBILITIES AND PROJECT
MILESTONES

                2.1 Scope of Work. During the Contract Term and in accordance
                    -------------
with Purchas Orders issued to Vendor from time to time, the Vendor shall engineer, design, plan, manufacture, construct, install, test and perform all Work. The terms of this Contract shall also apply to Purchase Orders issued by Operating Affiliates and by Owner, for and on behalf of its Related Operators, provided that in each case, the Purchase Orders are made pursuant to and incorporate by reference the terms of this Contract. The Vendor shall be responsible for providing in accordance with the terms of this Contract any and all items and services which are expressly included by the terms of this Contract or in the Exhibits. Owner shall be permitted under the terms of this Contract to purchase any additional Products and Services manufactured or provided by Vendor or Vendor's subsidiaries or affiliates. Additional exhibits may be added to this Contract in order to address Product specific specifications or other requirements as mutually agreed to by the parties. The Vendor shall furnish all labor, materials, tools, transportation and supplies required to complete its obligations in accordance with this Contract.

        In instances where Purchase Orders are placed by Owner for or on behalf of a Related Operator, Owner shall be considered the purchaser for purposes of placing all orders, addressing invoices and the obligation of payment. Owner agrees to be obligated hereunder with respect to all payments which become due hereund er with respect to Purchase Orders placed by it for or on behalf of a Related Operator, including but not limited to all payments for Products. In addition, Owner shall be considered the purchaser for purposes of passage of title and risk of loss with regard to Products and Software which are delivered to it, even though such are subsequently re-delivered to another entity.

        The parties agree that Vendor's affiliates will sell Products and Services to affiliates of Owner (including Leap Wireless and its subsidiaries and affiliates) for deployment in markets outside of the United States on terms and conditions substantially the same as the terms and conditions set forth herein (as this Contract may be amended from time to time); provided, however, that the parties acknowledge and agree that Vendor carries on business outside of the United States through affiliates and local country partners, and that certain modifications will be required to sales to Owner affiliates outside of the United States on a case by case basis to accommodate different business environments, including different regulatory requirements, freight, taxes, import duties and the cost of providing Services in a jurisdiction outside of the United States. The parties further acknowledge and agree that Vendor will not be the contracting party for business conducted outside of the United States. For purposes of this paragraph: (a) an affiliate of a party means a Person that directly or indirectly controls, is controlled by or is under common control with such party, and (b) control means the possession, directly or indirectly, of the power to direct or cause the direction of the management of a Person, whether through the ability to exercise voting power, by contract or otherwise. Controlled and controlling shall have correlative meanings.

                2.2 Plan for Chattanooga. In addition to its obligations
                    --------------------
specified in Section 2.1, upon the terms and conditions set forth herein, the Vendor shall provide those Products and Services described in Exhibit B-3 to the Owner in order to provide for the technology swap for the System in Chattanooga, Tennessee (the "Chattanooga Replacement").
                -----------------------

                2.3 Site Acquisition. The Vendor may be requested to provide
                    ----------------
certain Site Acquisition Services in accordance with the terms of Exhibit E-5, however Owner shall acquire all Sites. As the Site Acquisition progresses, the Vendor agrees to alter regularly the engineering plan to determine a new search ring or rings to take into account any changes or modifications requested by the Owner due to the inability to acquire sufficient rights to a location which could constitute a Site in a timely or economic manner; provided that all such alterations shall be considered by the parties and addressed pursuant to the Change Order provisions described in Section 11 below. When making changes to the RF engineering plan, the Vendor shall take into account the Site Acquisition already completed.

                2.4 Expansions. During the five (5) year period commencing on
                    ----------
the Effective Date, the Owner may, from time to time, order Expansions from the Vendor, subject to the provisions of Section 12. The price and terms of such Expansions shall be as set forth in Exhibits B and B-1 through and including B-8 (collectively, the "B Exhibits").
                    ----------

                2.5 Review of Contract. Each party has examined in detail and
                    ------------------
carefully studied and compared the Contract with all other information furnished by the other party and has promptly reported to the other party any material errors, inconsistencies or omissions so discovered or discovered by any of its Subcontractors.

                2.6 Eligibility under Applicable Laws and Applicable Permits.
                    --------------------------------------------------------
The Vendor shall be responsible for ensuring that the Vendor and its Subcontractors are and remain eligible under all Applicable Laws and Applicable Permits to perform the Work under this Contract in the various jurisdictions involved including, to the extent that Vendor will be responsible for construction for any particular component of the Work, all such construction will be done in accordance with all applicable Federal Communications Commission requirements. Each of the Owner and the Vendor shall be responsible for obtaining and maintaining in full force and effect the Applicable Permits listed as its responsibility in the applicable Exhibits. Owner shall use its best efforts to obtain such approvals, licenses, permits, tariffs, and/or other authorities from the Federal Communications Commission and state and local public utilities commissions as may be necessary for construction and operation of a PCS System.

                2.7 Further Assurances. The Vendor shall execute and deliver all
                    ------------------
reasonable further instruments and documents, and will, in good faith, consider all reasonable requests for further action, including, but not limited to, assisting the Owner in filing notices of completion with the appropriate state and local Governmental Entity, that may be necessary or that the Owner may reasonably request in order to enable the Owner or the Vendor to complete performance of the Work or to effectuate the purposes or intent of this Contract. All such requests shall be addressed pursuant to the Change Order procedures described below in Section 11.

                2.8 Liens and Other Encumbrances. (a) The Vendor covenants and
                    ----------------------------
agrees, subject to Vendor's receipt from Owner of full payment in respect thereof, to:

                        (i) protect and keep free all Systems, Expansion, Chattanooga Replacement and/or any and all interests and estates therein acquired from the Vendor, and all improvements and materials now or hereafter placed thereon under the terms of this Contract, from any and all claims, liens, charges or encumbrances of the nature of mechanics, labor or materialmen liens or otherwise arising out of or in connection with performance by any Subcontractor, including services or furnishing of any materials hereunder, and to promptly have any such lien released by bond or otherwise; and

                        (ii) give notice of this subsection to each Subcontractor before such Subcontractor furnishes any labor or materials for any System.

                (b) If any laborers', materialmens', mechanics', or other similar lien or claim thereof is filed by any Subcontractor, the Vendor shall cause such lien to be satisfied or otherwise discharged, or shall file a bond in form and substance satisfactory to the Owner in lieu thereof within ten (10) Business Days of the Vendor's receipt of notice of such filing. If any such lien is filed or otherwise imposed, and the Vendor does not cause such lien to be released and discharged forthwith, or file a bond in lieu thereof, then, without limiting the Owner's other available remedies, the Owner has the right, but not the obligation, to pay all sums necessary to obtain such release and discharge or otherwise cause the lien to be removed or bonded to the Owner's satisfaction from funds retained from any payment then due or thereafter to become due to the Vendor.

                (c) The Owner reserves the right to post or place within any System notices of non-responsibility or to do any other act required by Applicable Law, to exempt the Owner from any liability to third parties by reason of any work or improvements to be performed or furnished hereunder; provided that failure by the Owner to do so shall not release or
-------- ----
discharge the Vendor from any of its obligations hereunder.

                2.9 Duty To Inform Itself Fully; Waiver of Defense. (a) Each
                    ----------------------------------------------
party shall be deemed to have notice of and to have fully examined and approved the Specifications, the Exhibits and all other documents referred to herein, and all drawings, specifications, schedules, terms and conditions of this Contract, regulations and other information in relation to this Contract and/or any amendments, modifications or supplements thereto at any time on or after the Effective Date and to have fully examined, understood and satisfied itself as to all information of which it is aware and which is relevant as to the risks, contingencies and other circumstances which could affect this Contract and in particular the installation of any System or any part thereof.

                2.10 Special Provisions Regarding Vendor Financing. The
                     ---------------------------------------------
financing made available to Owner pursuant to separate financing agreements will provide Owner with an available source of funds ("Funds") for purchases of items
                                                  -----
other than the Products and Services specified hereunder for the Systems.
With respect to the purchase of any additional items to be used in connection with the Systems, or to be used in any additional market area for which Owner obtains PCS licenses utilizing the Funds, or the purchase of any other items utilizing the Funds, Vendor shall be treated as a preferred vendor and will be provided the first opportunity to provide such additional items in accordance with the terms of this Contract, provided such items conform to the specifications and are competitively priced . In the event that Vendor does not manufacture such an item equivalent in Form, Fit and Function, or if Vendor manufactures the item equivalent in Form, Fit and Function but does not offer it to Owner at a competitive market price, Owner shall be permitted to purchase such items from third parties utilizing the Funds, subject to the limitations set forth in the Vendor Financing. In addition, Owner may utilize the Funds to purchase services from third parties for a System, provided however, that the total amount of such Funds used to purchase such services shall not exceed the limitations set forth in the Vendor Financing.


                SECTION 3.  PURCHASE ORDERS AND SCHEDULES

                3.1 Purchase Orders. The Owner and any Operating Affiliate may
                    ---------------
deliver Purchase Orders to the Vendor at any time and from time to time during the Contract Term. Such Purchase Orders shall be sent to the Vendor either by certified mail, electronic transmission or another mutually acceptable manner to the address specified in Exhibit L of this Contract. All Purchase Orders shall be governed by the terms and conditions of this Contract, unless otherwise agreed by the parties in writing. Each Purchase Order shall specify, in reasonable detail, the Products, Services or other items of Work to be provided by the Vendor.

                3.2 Delivery under the Contract. The Vendor shall complete the
                    ---------------------------
Work specified in each Purchase Order in accordance with the terms and conditions of this Contract.

                3.3 Order Acceptance. All Purchase Orders submitted by Owner
                    ----------------
shall be deemed to incorporate and be subject to the terms and conditions of this Contract unless otherwise agreed in writing. All Purchase Orders, including electronic orders, shall contain the information necessary for Vendor to fulfill the order. All schedules and requested dates are subject to Vendor's concurrence, provided that if orders are made within the agreed to lead times specified in Exhibit L, Vendor shall not withhold its concurrence to the requested dates. No provision or data on any Purchase Order or contained in any documents attached to or referenced in any Purchase Order, or any subordinate document (such as shipping releases), which is inconsistent with the terms of this Contract shall be binding, except data necessary for Vendor to fill the order. All such other data and provisions are hereby rejected. Electronic orders shall be binding on Owner notwithstanding the absence of a signature, provided that the parties have implemented a mutually acceptable electronic order process and such orders deemed to be binding have been issued by Owner and accepted by Vendor in accordance with the process
agreed upon by the parties.   Order acceptance provisions, together with
delivery schedules and intervals and forecast requirements are set forth in Exhibit L.

        While it is Vendor's objective to provide Owner with an acknowledgment of each order received, Owner shall advise Vendor to the extent that Owner becomes aware of any missing or late notifications to ensure that the order has not been lost.

         Changes made by Owner to an accepted Purchase Order shall be treated as a separate order unless the parties expressly agree otherwise. If any such change affects Vendor's ability to meet its obligations under the original Purchase Order, any price, shipment date, or completion date quoted by Vendor with respect to such original order is subject to change and shall be addressed pursuant to the Change Order provisions below in Section 11.

                3.4 Forecasts. Owner shall provide to Vendor regular forecasts
                    ---------
of Owner's annual Product and Services needs. If the quantities ordered are more than 25% greater than forecast quantities, Vendor shall be permitted a reasonable extension of time to fulfill such orders and achieve the Milestones required of Vendor hereunder.

                3.5 Deployment Plans and Milestones. The deployment plans and
                    -------------------------------
intervals, together with the key Milestones, order intervals, in respect of each System, are set forth in Exhibit L and in Exhibit S.

                3.6 Inventory Control and Bar-coding. Vendor shall, at no
                    --------------------------------
additional charge, pack and mark shipping containers in accordance with its standard practices for domestic shipments. Where in order to meet Owner's requests, Vendor packs and/or is required to mark shipping cartons in accordance with Owner's specifications, Vendor shall invoice Owner additional charges for such packing and/or marking. Vendor shall (a) enclose a packing memorandum with each shipment and, if the shipment contains more than one package, identify the package containing the memorandum, and (b) mark Products as applicable for identification in accordance with Vendor's marking specifications (for example, model/serial number and month, year of manufacture).

                SECTION 4.  SUBCONTRACTORS

                4.1 Subcontractors. The Vendor may subcontract any portion of
                    --------------
its obligations under this Contract, but no such subcontract shall relieve Vendor from primary responsibility and liability for the performance of Vendor's covenants and obligations under this Contract. Regardless of whether or not the Vendor obtains approval from the Owner or a Subcontractor or whether the Vendor uses a Subcontractor recommended by the Owner, use by the Vendor of a Subcontractor shall not, under any circumstances: (i) give rise to any claim by the Vendor against the Owner if such Subcontractor breaches its subcontract or contract with the Vendor; (ii) give rise to any claim by such Subcontractor against the Owner; (iii) create any contractual obligation by the Owner to the Subcontractor; (iv) give rise to a waiver by the Owner of its rights to reject any Defects or Deficiencies or Defective Work; or (v) in any way release the Vendor from being solely responsible to the Owner for the Work to be performed under this Contract.

                4.2 The Vendor's Liability. The Vendor is responsible for all of
                    ----------------------
its obligations under this Contract, including the Work, regardless of whether a subcontract or supply agreement is made or whether the Vendor relies upon any Subcontractor to any extent. The Vendor's use of Subcontractors for any of the Work shall in no way increase the Vendor's rights or diminish the Vendor's liabilities to the Owner with respect to this Contract, and in all events, except as otherwise expressly provided for herein, the Vendor's rights and liabilities hereunder with respect to the Owner shall be as though the Vendor had itself performed such Work. The Vendor shall be liable for any delays caused by any Subcontractor as if such delays were caused by the Vendor.

                4.3 No Effect of Inconsistent Terms in Subcontracts. The terms
                    -----------------------------------------------
of this Contract shall in all events be binding upon the Vendor regardless of and without regard to the existence of any inconsistent terms in any agreement between the Vendor and any Subcontractor whether or not and without regard to the fact that the Owner may have directly and/or indirectly had notice of any such inconsistent term.

                4.4 Assignability of Subcontracts to Owner. Vendor shall use
                    --------------------------------------
reasonable efforts to have each agreement between the Vendor and a Subcontractor contain a provision stating that, in the event that the Vendor is terminated for cause, convenience, abandonment of this Contract or otherwise, (i) each Subcontractor shall continue its portion of the Work as may be requested by the Owner and (ii) such agreement permits assignment thereof without penalty to the Owner and, in order to create security interests, to third parties designated by Owner, in either case at the option of the Owner and for the same price and under the same terms and conditions as originally specified in such Subcontractor's agreement with the Vendor.

                4.5 Removal of Subcontractor or Subcontractor's Personnel. The
                    -----------------------------------------------------
Owner has the right at any time to request removal of a Subcontractor and/or any of a Subcontractor's personnel from Work on the System upon reasonable grounds and reasonable prior notice to Vendor. Such request (a "Request for Removal") shall be in writing and shall specify the Owner's reasoning . The Vendor promptly shall issue a written response to any such

Request for Removal, specifying the reasoning for its disagreement or agreement, as the case may be, with the reasoning contained in the Request for Removal. If the parties fail to agree, this matter shall be handled in accordance with the dispute resolution procedures in Section 23. The exercise of such right by the Owner shall have no effect on the provisions of subsections 4.1 and 4.2.

  4.6  Subcontractor Insurance.  The Vendor shall require its Subcontractors to
       -----------------------
obtain, maintain and keep in force, during the time they are engaged in providing Products and Services hereunder, insurance coverage of the types and levels customary in the industry (provided that the maintenance of any such Subcontractor insurance shall not relieve the Vendor of its other obligations pursuant to this Contract). The Vendor shall, upon the Owner's request, furnish the Owner with evidence of such insurance in form and substance reasonably satisfactory to the Owner.

  4.7  Review and Approval not Relief of Vendor Liability.  No inspection,
       --------------------------------------------------
review or approval by the Owner permitted under this Contract of any portion of the Work shall relieve the Vendor of any duties, liabilities or obligations under this Contract, but nothing contained in this subsection shall be deemed a bar of any waiver given by the Owner to the Vendor pursuant to and in accordance with the terms of this Contract.

  4.8  Vendor Warranties.  Except as otherwise expressly provided in Section 18,
       -----------------
the warranties of the Vendor pursuant to Section 18 shall be deemed to apply to all Work performed by any Subcontractor as though the Vendor had itself performed such Work and to all Products supplied by any third-party vendor or other subcontractor as though the Vendor itself had supplied such Products. Except as otherwise specifically provided in Section 18, the parties agree that such warranties shall not be enforceable merely on a "pass-through" basis but that Owner may, but shall not be obligated to, enforce such warranties of any Subcontractor to the extent that the Owner determines that the Vendor is not paying and/or performing its warranties; provided that any such election by the
                                         -------- ----
Owner shall not relieve the Vendor from any obligations or liability with respect to any such warranty.

  4.9  Payment of Subcontractors.  The Vendor shall make all payments it is
       -------------------------
contractually required to make to all Subcontractors (except in the case of legitimate disputes between the Vendor and any such Subcontractor arising out of the agreement between the Vendor and such Subcontractor) in accordance with the respective agreements between the Vendor and its Subcontractors such that no Subcontractor shall be in a position to enforce any liens and/or other rights against the Owner, the System, any Products or any part thereof.

  4.10  Copies. Subject to any confidentiality obligations insisted upon by
        ------
third party providers, including Subcontractors, Vendor will use its good faith, reasonable efforts to provide Owner with any and all relevant agreements, understandings, subcontracts and other documents pertaining to the provision of Products or Services by a Subcontractor which Owner may reasonably require in order for it to be provided with the information necessary to exercise any of its rights under this Contract.

  4.11  Benefit of Subcontracts.  In addition to anything else provided for in
        -----------------------
this Contract, the Owner shall be entitled to the following benefits and rights of the Vendor under its contracts with any applicable third-party vendors or other Subcontractors: all rights to conduct in-house tests, to receive notice of upgrades and enhancements and to purchase spare parts; provided however, that
                                                       -------- -------
the Vendor shall maintain sole responsibility for all obligations and other duties under all such contracts.

             SECTION 5.  PURCHASE COMMITMENTS, PRICES AND PAYMENT

             5.1  Prices; Minimum Purchases.
                  -------------------------

             (a)  Purchase Commitments:
                  --------------------

                           (i) Minimum Purchase Commitment. The prices for the Products, Services and other items of Work for the Contract Term are set forth in the B Exhibits. The prices for Expansions and the Chattanooga Replacement, including all Work to be performed in connection with the Chattanooga Replacement, are also set forth in the B Exhibits. The Owner agrees that the aggregate amount of all payments to the Vendor pursuant to Purchase Orders delivered to the Vendor during the Contract Term shall be not less than Nine Hundred Million dollars ($900,000,000) (the "Minimum
                                                                     -------
     Purchase Commitment").
     -------------------

                           (ii) BTS Purchases.  Owner shall purchase and take
                                -------------
     delivery, title and risk of loss of not less than [*] BTSs before September 30, 2000. At Owner's direction, the BTSs shall be shipped to the Site stated for such BTSs in a Purchase Order or to a staging area or warehouse arranged for by the Owner. Vendor shall be responsible for all costs associated with transporting the BTSs to the Site, staging area or warehouse designated by Owner. Owner shall be responsible for all costs associated with transporting BTSs from any such staging area or warehouse to the Site. The warranty period for those BTSs installed in a System at the time of Substantial Completion shall start as set forth in Section 18.1, and for those BTSs installed in a System subsequent to Substantial Completion shall start as set forth in Section 18.2. Vendor shall ensure that each of the [*] BTSs shall reflect the latest engineering change notice (ECN) (including, but not limited to, all of the class A changes for all hardware and software) in effect at the time of Installation and Integration of the BTS. Owner's management and delivery of these [*] BTSs prior to installation and integration shall not give rise to an event of Force Majeure as provided in Section 17 of this Agreement.

                           (iii)  Equivalent PoPs.  Subject to the terms of this
                                             ----
     Agreement, Owner agrees to award to Vendor and add to Exhibit S a sufficient number of additional Markets to comprise a minimum of four million, three hundred thousand (4,300,000) Covered PoPs during the five
     (5) year period commencing on the Effective Date of this Agreement. Owner shall provide Vendor with forecasts

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     for Products and Services for these additional markets in accordance with
     Section 3.4.

                           (iv) Purchase Commitment for Professional Services. In exchange for the prices set forth in Exhibit B-7 for Pre-Deployment Services, Construction Management Services, Site Acquisition Services, Construction Services and Architecture and Engineering Services and Program Management Services, Owner shall have Vendor perform, at a minimum, such Services for Markets 1 through 21 listed on Exhibit S (excluding Kingsport) and those future markets referenced in Section 5(a)(iii) above.

             (b) Prices for Services. The Prices set forth in Exhibit B-7 for the Services for Pre-Deployment Services, Construction Management Services, Construction Services, Site Acquisition Services, Architecture and Engineering Services, and Program Management Services, shall not increase for any Market now or hereafter awarded to Vendor and listed on Exhibit S prior to December 31, 2001. All other prices for Services listed in the B Exhibits shall not increase for the Contract Term. The Prices set forth on Exhibit B-7 shall be subject to negotiation for Services rendered in Markets awarded subsequent to December 31, 2001. The prices for Services in each Market, once established, shall be held constant until that Market's Certificate of Final Acceptance is approved by Owner. Pricing for such listed in this subsection and which are subject to price negotiation after December 31, 2001, shall not increase by greater than five percent (5%) per annum.

             (c) Price Protection. Prices for all Products shall be afforded the following price protection. [***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

             (d) Audit. [***]

                    5.1.1 Volume Purchase Agreement and Discounts. Vendor shall
                          ---------------------------------------
provide Owner with additional discounts for MSC and BTS hardware, including Spares and Expansions, based upon the total amount of all invoices issued under this Contract and the total amount of all invoices issued by the Agency Subcontractor ("Qualified Invoices") as follows:

             a) Notwithstanding the terms of this subsection, a discount of [*] shall apply to all prices in the B Exhibits for all MSCs and BTSs, including Spares and Expansions, in all Markets when the total amount of Qualified Invoices is equal to or greater than Four Hundred Seven Million dollars ($407,000,000) (the "[*] Trigger"). A discount of [*] shall apply to all prices in the B Exhibits for all MSC and BTS, including Spares and Expansions in all Markets when the total amount of Qualified Invoices is equal to or greater than Six Hundred Million dollars ($600,000,000) (the "[*] Trigger"), except as otherwise specified below in this Section 5.1.1.

             b) For Markets 13, 16, 18 and 19- listed on Exhibit S and any markets awarded after Market 22, all MSC and BTS hardware, including Spares and Expansions, shall receive a [*] discount off of the pricing in the B Exhibits.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

             c) For Markets 14, 15, 20 and 22 listed on Exhibit S, all MSC and BTS hardware, including Spares and Expansions, shall receive a [*] discount off of the pricing in the B Exhibits. Once Qualified Invoices reach the [*] Trigger, all purchases in Markets 14 and 15 of MSC and BTS hardware, including Spares and Expansions, shall receive an additional [*] discount, resulting in a total [*] discount [*] off of the prices listed in the B Exhibits.

             d) For Markets 1-12, 17 and 21 listed on Exhibit S, all MSC and BTS hardware, including Spares and Expansions, shall receive the pricing set forth in the B Exhibits, subject to subsection 5.1.1 (a).

     Notwithstanding the foregoing, the last [*] BTSs from the [*] BTSs Owner has agreed to order prior to September 30, 2000, shall receive a discount of [*] off of the pricing on the B Exhibits.

     Discounts applied to a Market under Sections 5.6 and 16.2.1 of this Contract shall be added together and calculated against the pricing on the B Exhibits, as that pricing may be adjusted pursuant to the terms of this Contract.

             5.2  Taxes.  The Owner shall reimburse Vendor for all present or
                  -----
future taxes, levies, imposts, deductions, charges, withholdings and liabilities ("Taxes") imposed on the Vendor by any Governmental Entity relating to the
  -----
provision of Products and Services by the Vendor to the Owner under this Contract, provided, however, that the Owner shall not be liable for and shall not pay or reimburse Vendor for any Taxes on or measured by the income or receipts of the Vendor. If the Owner shall pay Taxes for which the Vendor receives a credit, then the Vendor shall reimburse to the Owner an amount equal to such credit.

             5.3  Invoicing and Payment. Payment for the Products and Services
                                -------
to be supplied pursuant to this Contract shall occur as follows (in each case following submission of an invoice by the Vendor which shall properly document, to the reasonable satisfaction of the Owner, all the items included):

            (a)  Products for Systems: except as set forth in subsections (b)
                 --------------------
and (c) below:

                             (i) [*] of the Product purchase price shall be invoiced upon shipment of the Product.

                             (ii) Payment for Products except as provided in subsection 5.3 (a) (iii) shall be as follows:

                             [*] of invoiced amount due within thirty (30) days of invoice date;


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                         [*] of invoiced amount due within thirty (30) days after completion of Installation and Integration;

                         [*] of invoiced amount due within thirty (30) days after Owner signs the Certificate of Substantial Completion;

                         [*] of invoiced amount due within thirty (30) days after Final Acceptance of the System for which the Products were ordered.

               (iii) Payment for Products to be installed in the Markets listed on Exhibit S shall be [*] net thirty (30) days of invoice and [*] payable thirty (30) days after Owner's acceptance of Notice of Completion of Installation and Integration.

          (b) Services: Except as provided below, Services shall be invoiced as
              ---------
performed, or as soon thereafter as practical but in no event more frequently than monthly, provided that Installation and Integration Services and Optimization Services will only be invoiced after the Owner signs a Certificate of Substantial Completion in respect of the System for which such Services are rendered; provided that in the event that a Certificate of Substantial Completion is not issued within five (5) Business Days after the Guaranteed Substantial Completion Date because of a delay in reaching Substantial Completion solely attributable to the failure or lack of performance of Owner to satisfy its obligations and commitments in a timely manner, such amount shall be invoiced on the fifth (5th) Business Day following Substantial Completion.

     For Services rendered in Markets listed on Exhibit S, the following provisions shall apply; Equipment Engineering Services, as described in Exhibit B-1, for Products will be invoiced together with the invoice for such Products. Pre-Deployment Services will be invoiced upon Owner's signature of a Certificate of Substantial Completion for such Services. Fixed Network Designed Services will be invoiced upon completion and delivery of Vendor's analysis to Owner.
[*] of the RF Design Services price will be invoiced upon delivery of the preliminary search ring data and [*] upon Owner's signature of Certificate of Final Acceptance for the applicable System. Architectural & Engineering Services will be invoiced upon Owner's signature of the Certificate of Substantial Completion for the applicable System. Site Acquisition for all Cell and MSC Sites, together with Installation and Integration Services for Products will be invoiced upon Owner's signature of the Notice of Completion of Installation and Integration Certificate of the applicable System. Building permit costs and application fees associated with site acquisition and zoning shall be invoiced as incurred by Vendor, or as soon thereafter as practical, but
no more often than monthly.   Construction Management Services for cell and MSC
Sites and overall Program Management Services will be invoiced upon Owner's signature of a Certificate of Final Acceptance for the related System. RF Optimization Services will be invoiced upon Owner's signature of a Certificate of Final Acceptance for the related System. Invoices


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

for NRC Monitoring and Surveillance Services will be invoiced monthly as the
Work is performed.   Invoices for Civil Construction Services will be invoiced
monthly as the Work is performed. CTSO Services are paid for upon payment of ARMFs pursuant to the terms of Exhibit B-5. If CTSO Support Services are not provided pursuant to the terms of Exhibit B-5, such Services will be invoiced monthly as the Work is performed. Unless otherwise noted, all such invoices will be payable thirty (30) days from the date of transmission of Vendor's invoice.

          (c)  Optional Software Features and Spares:  The purchase price for
               -------------------------------------
the initial Optional Software Features and Spares shall be invoiced after the Owner signs a Certificate of Substantial Completion in respect of the System for which such initial Optional Software Features and Spares are furnished; provided that in the event that a Certificate of Substantial Completion is not issued within five (5) Business Days after the Guaranteed Substantial Completion Date because of a delay in reaching Substantial Completion attributable solely to the failure or lack of performance of Owner to satisfy its obligations and commitments in a timely manner, such amount shall be invoiced on the fifth (5th) Business Day following Substantial Completion.

          (d)  Expansions (Growth):
               -------------------

               (i) [*] of the Product purchase price of all Purchase Orders completed by the Vendor for which Vendor provides installation Services pursuant to an Expansion shall be invoiced upon shipment of such Products. [*] of the invoiced amount will be payable thirty (30) days from date of transmission of Vendor's invoice, and the remaining [*] will be payable thirty (30) days after the date Owner signs the Notice of Completion of Installation and Integration Certificate; and

               (ii) [*] of the Product purchase price of all Purchase Orders completed by the Vendor with respect to Products for which Vendor provides no installation Services pursuant to an Expansion shall be invoiced upon shipment of such Products, payable thirty (30) days after the date Vendor issues its invoice.

          (e)  Payment of Invoices.  Owner shall pay the invoiced amounts, less
               -------------------
any disputed amounts, within the time periods noted in this Contract. Delinquent payments are subject to a late payment charge after thirty (30) days at the rate of [*] per month, or portion thereof, of the amount due (but not to exceed the maximum lawful rate). Any disputed items which are determined to be validly billed are due for payment based upon the original invoice date.

          5.5  No Payment in Event of Material Breach. Subject to Subsection
               --------------------------------------
24.5, the Owner shall have no obligation to make any payment for any Work with respect to which the Vendor is in material breach of this Contract until and unless such breach is cured or waived by the Owner in accordance with the terms of this Contract.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

          5.6  Additional Product Price Provisions. For the Markets listed on
               -----------------------------------
Exhibit S that have Commercial Service Launch Dates identified on Exhibit S as December 1, 2000 or earlier, and that achieve Commercial Service with [*] or more of the planned cell sites prior to December 1, 2000, there will be no change in the prices set forth in the B Exhibits for the Products for those Markets. For all other Markets listed, or to be listed, on Exhibit S and for the Markets listed on Exhibit S that have Commercial Service Launch Dates prior to December 1, 2000 but are not launched with [*] or more of the planned cell sites in accordance with the terms of this Contract, Cricket will be issued purchase credits in an amount equal to [*] of the net invoiced amount for all of the Products purchased, and to be purchased, by Cricket for such Markets. Such purchase credits will be added to the Region 1 Swap Out Credit pool established in Section 7.2. These credits may be applied by Owner against any invoice for any Market after December 1, 2000. Credits under this subsection shall not be applied in amounts that are greater than [*] of all Products purchased for the Market giving rise to the claim.

          5.7  Currency and Place of Payment. Payments under this Contract shall
               -----------------------------
be made in US dollars and if such method of payment is acceptable to Owner, Owner shall pay all amounts due Vendor hereunder using Electronic Funds Transfer ("EFT"). EFT payments by Vendor shall be made to the following account of Vendor or such other account as is subsequently designated by Vendor in writing and, concurrent with the EFT payment, Owner shall fax a coy of the remittal to Vendor's manager of cash operations at 770-750-4288:

          Chase Manhattan Bank
          New York, New York
          Account Name:  Lucent Technologies Inc.
          Acct.:  910144-9099
          ABA 021000021


          SECTION 6.  AVAILABILITY OF IOS
                      -------------------

          6.1  Availability of IOS.  [***]
               -------------------

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

          6.2  Effect of Other Base Stations.  [***]
               -----------------------------

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

          SECTION 7. MODCELL/MINICELL REPLACEMENT

          7.1.  Minicell/Modcell.  For markets to be located in Chattanooga and
                ----------------
Nashville, Tennessee, for up to a maximum of [*] Sites, [*] shall de-install and redeploy the minicells in such Markets to a market area(s) of Owner's choice at [*], and replace such minicells with modcells in accordance with this Section. [*] shall be responsible for temporary warehousing of the de-installed minicells at a location of Owner's choosing within the United States. [*] shall be responsible, at [*], for transportation from the original location to such warehouse, transportation from such warehouse to the new installation Site, and re-installation at the new Site within the United States. [*] shall be responsible for the cost of installation of the replacement modcells. In addition, Vendor shall provide up to [*] refurbished 5 ESS(R) switches engineered for up to fifty (50) minicells and one carrier each at [*] for use in any of Owner's markets at Owner's choice. [*] shall be responsible for the cost of engineering and installation of such switches, at prices consistent with the prices set out in Exhibit B-2 and B-3.

     Vendor shall reimburse Owner [*] incurred by Owner as a result of the use of minicells in Nashville and Chattanooga, Tennessee, up until the replacement of the minicells with modcells in such markets. In the event that Owner delays the installation of modcells after they are made available by Vendor, Vendor shall not be responsible for [*] incurred by Owner after the date that the replacement is made available.

     During the time commencing on the date the minicells are decommissioned from operation in the System, until the date that the minicells are installed in the new reinstallation Site, the applicable Warranty Period remaining on such Products, if any, will be suspended. Thereafter, upon reinstallation, the Warranty Period shall continue for a period which is the greater of (i) the remaining Warranty Period; and (ii) twelve months following reinstallation.

     During period from decommissioning to redeployment, Vendor will continue to supply all Class A Upgrades, new Software loads, and other standard support which would otherwise be provided pursuant to this Contract. Vendor shall, at [*], provide reasonable quantities of spares and training in light of the new total network deployment of modcells and minicells.

     If the refurbished 5 ESS(R) switches to be delivered to Owner have not been decommissioned immediately prior to the time that they are to be refurbished and engineered, Vendor will provide Owner with a reasonable opportunity to inspect the switches at the site where such switches are located, to satisfy itself that such switches are in a reasonable state of repair and will be fit for Owner's purposes; provided that the owner or operator of such site consents to the site inspection. Owner may refuse to accept such a switch that is not, in Owner's reasonable opinion, in such a satisfactory condition in accordance with the foregoing. If the refurbished 5 ESS(R) switches to be delivered to Owner have been decommissioned and removed from the prior operator's


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

network, Owner or, at Owner's request, a qualified third party reasonably acceptable to both parties, shall have the right to conduct a reasonable inspection on such switch, to determine whether the switches are in such a satisfactory condition in accordance with the foregoing. If Owner reasonably objects to the conditions of any of such switches, Vendor will either obtain the necessary switches in a satisfactory condition, or take such other actions as are necessary to satisfy Owner's objections.

          7.2  Region I Swap-out Credit. Vendor will make available to Owner
               ------------------------
general purchase credits in the amount of [*] (the "Region I Swap-out Credits"),
                                                    -------------------------
to be applied against any invoice issued by Vendor during the initial twenty four (24) months of the Contract term, provided that Credits shall not be applied to any particular invoice in an amount greater than 20% of the net invoiced amount; provided, however that Vendor will agree with reasonable requests by Owner to either adjust the amount which can be applied to each invoice in order to ensure that the entire amount of the Region I Swap-out Credits are applied against invoices during such initial twenty four (24) month period or extend the initial twenty four (24) in order to facilitate the entire usage of the Region I Swap-out Credits.

          7.3  MSC Pricing.   For all MSC switches ordered by Owner for any
               -----------
System and which are engineered to support a third carrier at the time of delivery, Vendor agrees, at no additional expense, to defer invoicing Owner for that portion of the purchase price for the Equipment attributable to the third carrier support (Equipment only) until a date which is [*] months following the Guaranteed Substantial Completion Date of the System relating to each such MSC. For purposes of this Section, the portion of each invoice deferred for the third carrier shall be equal to [*] of the price of each MSC. Each such invoice shall be payable within five (5) days of the date of transmission of Vendor's invoice. The deferred invoicing will be accelerated and be issued forthwith if Owner begins to utilize the third carrier functionality on a particular MSC.


           SECTION 8.  SERVICES

           8.1  Transportation. The Vendor shall at the Vendor's sole cost and
                --------------
expense provide for the transportation and delivery to the Sites of all the Products to be delivered pursuant to, and in accordance with, each Purchase Order and the terms of this Contract. In the event of any unusual Site selections or requirements which require transportation arrangements out of the ordinary course having regard to normal industry standards and practices (such as non-standard crane requirements, helicopter transportation requirements to a remote setting, etc.), Vendor shall arrange, subject to Owner's prior approval, for such exceptional transportation requirements from local staging facilities or warehouse locations to the unusual Site. Vendor shall notify Owner that it believes, in good faith, that exceptional transportation arrangements are necessary in the circumstances, and Vendor will consult with Owner on an approved course of action to complete delivery. Owner shall be responsible for all costs with respect to such exceptional transportation requirements in excess of transportation costs applicable to a standard Site. In the event that Owner requires


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Vendor to ship any Products to a warehouse location, Owner shall be responsible for all costs associated with transportation of such Products from such warehouse to the Site(s).

          8.2  Services.  The Vendor shall provide the Services ordered by Owner
               --------
in accordance with the provisions of this Agreement and the Exhibit.

          8.3  No Interference.  The Vendor shall install all Equipment and
               ---------------
build each of the Systems so as to cause no unauthorized interference with or obstruction to lands and thoroughfares or rights of way on or near which the installation work may be performed. The Vendor shall exercise every reasonable safeguard to avoid damage to existing facilities, and if repairs or new construction are required in order to replace facilities damaged by the Vendor due to its carelessness, negligence or willful misconduct, such repairs or new construction shall be at the Vendor's sole cost and expense. Vendor understands that many of the Sites may be co-located with other RF transmission facilities and Vendor shall take all necessary precautions and safety measures to ensure the safety of all of Vendor's and Subcontractors' personnel at such Sites. The Owner shall use its reasonable best efforts to ensure that no other third parties employed or engaged by the Owner hinder or delay the Vendor in the performance of its obligations hereunder, including the provision of Services. The parties will address any such hindrance or delay pursuant to the change order process outlined below.

     Vendor represents and warrants that all Products furnished hereunder shall comply, to the extent required, with the requirements of Part 24 of the Federal Communication Commission's Rules and Regulations (the "FCC Rules") pertaining to
                                                       ---------
personal communications services in effect upon delivery of such Product. In addition, Vendor represents and warrants that a Product furnished hereunder shall comply, to the extent required, with the requirements of Subpart J of Part 15 of the FCC Rules in effect upon delivery of such Product, including those Sections concerning the labeling of such Product and the suppression of radio frequency and electromagnetic radiation to specified levels. Vendor makes no undertaking with respect to harmful interference caused by (i) unauthorized installation, repair, modification or change or Products not furnished by Vendor; (ii) Products being subject to misuse, neglect, accident or abuse by other than Vendor; (iii) Products being used in a manner not in accordance with operating instructions or in a suitable installation environment or operations of other equipment in the frequency ranges reserved for Owner within the applicable licensed area. Vendor assumes no responsibility under this clause for items not specified or supplied by Vendor. The foregoing warranties are collectively referred to as the "Compliance Warranty".
                                 -------------------

     Vendor shall, when appropriate, have reasonable access to Owner's premises during normal business hours and at such other times as may be agreed upon by the parties in order to enable Vendor to perform its obligations under this Contract. Vendor shall coordinate such access with Owner's designated representative prior to visiting such premises. Vendor agrees to instruct its employees to comply with all site rules while on Owner's premises. The employees and agents of Vendor shall, while on the Owner's premises, comply with all site rules and guidelines including, but not limited to, where required by government regulations, submission of satisfactory clearance from U.S. Department of Defense and other governmental authorities concerned. Neither party shall require waivers or releases of any personal rights from representatives of the other in connection with visits to its premises, and no such releases or waivers shall be pleaded by either party in any action or proceeding.

    For purposes of this Section, all references to "Owner's premises" and other similar references shall be deemed to refer to any location where a Site is to be located, which may include land or buildings owned or leased by Owner. To the extent that Owner does not own the premises, Vendor's obligations to adhere to site rules and guidelines shall include, without limitation, those rules and guidelines required by the owner, landlord or property manager having care and control of such premises, which Owner has provided to Vendor in advance of the commencement of the applicable Work hereunder.


            SECTION 9.  MANUALS, ENGINEERING DRAWINGS AND TRAINING

          9.1  Documentation.  The Vendor shall provide the Documentation in the
               -------------
amounts and formats listed in Exhibit P. The Documentation shall be prepared in accordance with the relevant Specifications. Operating Manuals with up-to-date (but not "as-built") drawings, specifications and design sheets shall be available for the Training as set forth in subsection 9.4.

          9.2  Standards for Manuals.  All Operating Manuals and Maintenance and
               ---------------------
Instruction Manuals required to be provided by the Vendor pursuant to this Contract shall be:

          (a) detailed and comprehensive and prepared in conformance with the Specifications and generally accepted national standards of professional care, skill, diligence and competence applicable to telecommunications and operation practices for facilities similar to the Systems;

          (b) consistent with good quality industry operating practices for operating personal communications service systems of similar size, type and design;

          (c) sufficient to enable the Owner to operate and maintain each System on a continuous basis; and

          (d) prepared subject to the foregoing standards with the goal of achieving operation of each System at the capacity, efficiency, reliability, safety and maintainability levels contemplated by this Contract and required by all Applicable Laws and Applicable Permits.

           9.3  Equipment and Data. The Vendor shall furnish all drawings,
                ------------------
specifications, specific design data, preliminary arrangements and outline drawings of the Equipment and all other information as required in accordance with this Contract in sufficient detail to indicate that the Equipment and fabricated materials to be supplied under this Contract comply with the Specifications.

           9.4  Training.  As more fully described in Exhibit O, the Vendor
                --------
shall provide to the Owner a training program with respect to each System (collectively, the "Training"). Promptly upon execution of this Contract, the
                   ---------
Vendor shall establish a training coordinator, whose responsibility shall be to work with the Owner to ensure that the Owner receives the Training. Such coordinator (or his or her replacement) shall continue in such assignment until the receipt by the Owner of all of the Training required to be provided.

           9.5  Manuals and Training. The Training and the Documentation
                --------------------
provided in connection herewith, including, without limitation, all Documentation provided in CD-ROM format, and pursuant to subsections 9.2, 9.3 and 9.4 shall be updated in reasonable quantities at no additional cost to Owner pursuant to and in accordance with all Product upgrades and/or modifications applicable to any System and/or any part thereof.


           SECTION 10.  ACCEPTANCE PROCEDURES

           10.1  Acceptance Procedures.  Depending upon the specific Products
                 ---------------------
and Services to be furnished by Vendor, and those tasks for which Owner shall assume responsibility, the parties, directly or through third-party vendors or other Subcontractors, as the case may be, shall carry out the following procedures. Certain of the tests below will apply to purchases of Products and Services which comprise a System, while certain other tests will apply to tests for Product and Service purchases for Expansions.

           (a)  Factory Tests.  Owner may, at Owner's option and cost, be
                --------------
present at any factory testing conducted by Vendor. Vendor shall give the Owner ten (10) Business Days advance notice of any such factory testing relating to the Products or Services furnished by Vendor hereunder. Vendor shall cooperate with Owner to facilitate Owner's observation of such tests. Regardless of whether or not Owner observes any factory testing, Vendor agrees to, within a reasonable period of time in view of the nature and urgency of the request, upon written request by Owner, provide Owner with copies of all documentation relating to factory testing of the Product specified by Owner, including without limitation copies of test procedures, test results and FCC compliance certifications.

           (b)  Site Preparation Substantial Completion. Upon completion of all
                ----------------------------------------
Site Preparation with respect to each Site for which the Owner has issued a Purchase Order directing the Vendor to proceed with Site Preparation activities, the Vendor shall issue a Site Preparation Substantial Completion Certificate ("Site Preparation Substantial Completion Certificate") certifying that all Site
  ---------------------------------------------------
Preparation specified in the Purchase Order is substantially complete. Such certificate shall be accompanied by a Punch List of all incomplete items which items shall be completed by the Vendor prior to Final Acceptance. In the event the Owner performs Site Preparation with respect to a Site, the Owner shall issue the Site Preparation Substantial Completion Certificate.

           (c)  Notice of Completion of Installation and Integration
                ----------------------------------------------------
Certificate. Upon completion of the installation of the BTS and other Products
-----------
and the completion of integration activities in accordance with Exhibit F, the Vendor shall issue a Notice of Completion of Installation and Integration Certificate certifying that all installation and integration activities specified in Exhibit F are substantially complete. Such certificate shall be accompanied by a Punch List of all incomplete items which items shall be completed by the Vendor prior to Final Acceptance. Owner shall sign off on or make known any objections to the Notice of Completion of Installation and Integration Certificate within fifteen (15) business days after such notice is delivered to Owner, otherwise the Notice of Completion of Installation Certificate shall be deemed accepted.

           (d)  Certificate of Substantial Completion. Upon completion of
                -------------------------------------
Optimization Services and all testing with respect to a System in accordance with Exhibit G, which in no case shall occur until Owner has signed the Notice of Completion of Installation and Integration Certificate for no less than ninety (90) per cent of the cell sites planned for the System, the Vendor shall issue a Certificate of Substantial Completion., The Certificate of Substantial Completion shall be in the form of a checklist listing all tests performed and the results thereof, and shall be accompanied by a Punch List of outstanding items (the "Certificate of Substantial Completion"). Upon its reasonable
            -------------------------------------
satisfaction that the Certificate of Substantial Completion is correct and complete, the Owner shall promptly sign the Certificate of Substantial Completion.

           (e)  "Beta" Tests  Upon written notice to the Vendor, the Owner shall
                ------------
be entitled, in its sole discretion to conduct beta testing, and in connection therewith the Owner shall be entitled to add appropriate items to the Punch List prior to Final Acceptance.

           (f)  Certificate of Final Acceptance. During the [*] day period
                -------------------------------
following Substantial Completion (as extended as described below, the "Initial Period"), the Vendor shall complete all outstanding Punch List items and the Owner and the Vendor shall monitor the System for outages and compliance with the Specifications. In event that all Punch List items have been completed during the Initial Period, all testing specified in Exhibit G has been satisfactorily completed and there have been no Major Outages, then at the end of the Initial Period the Vendor shall issue a Certificate of Final Acceptance certifying the same. Upon its reasonable satisfaction that the Certificate of Final Acceptance is correct and complete, the Owner shall sign the Certificate of Final Acceptance. In the event that a Major Outage occurs during the Initial Period, the Initial Period shall be extended (each, an "Extension Period") as
                                                        ----------------
follows: (i) if a Major Outage occurs on or prior to [*] days after the commencement of the Initial Period, the Initial Period shall be extended for an additional [*] days, (ii) if a Major Outage occurs after [*] days but on or prior to [*] days after the commencement of the Initial Period, the Initial Period shall be extended for an additional [*] days, and (iii) if a Major Outage occurs after [*] days but on or prior to [*] days after the commencement of the Initial Period, the Initial Period shall be extended for an additional [*] days. In the event a Major Outage occurs during any Extension Period, the Initial Period shall be further extended by an additional period of [*]. Owner shall issue a Certificate of Final Acceptance not later than the end of the


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Initial Period (as extended) after receipt of notice of Vendor that it corrected the problem giving rise to the Major Outage or Major Outages. Documentation not already delivered to the Owner pursuant to the terms of this Contract shall be delivered to the Owner within [*] Business Days of Final Acceptance. With respect to each System, the Owner shall not be required to sign the Certificate of Final Acceptance until all such documentation has been so delivered (and Final Acceptance shall not be deemed to have occurred earlier than the date that is [*] Business Days prior to the date of delivery of such documentation). In addition to, and without limiting the requirements set forth in the preceding sentence, the Operating Manuals and the Maintenance and Instruction Manuals shall be submitted to the Owner in CD-ROM format (when available) in addition to hard-copy volume format if so requested by the Owner.

           10.2  Costs and Expenses.  The costs and expenses of complying with
                 ------------------
all acceptance procedures set forth above shall be borne by the Vendor, provided that Owner remains responsible for completing those items identified as Owner's responsibility in the Exhibits.


           SECTION 11.  CHANGE ORDERS AND SCHEDULING

           11.1  Change Orders.  The Owner has the right to request expansions,
                 -------------
other revisions and/or modifications to any Purchase Order or to the Work ("Changes"), including but not limited to the Specifications, the manner of
  -------
performance of the Work or the timing of the completion of the Work. All Changes shall be subject to the prior written consent of the Vendor. All Changes shall be documented in a written order ("Change Order") which shall be executed by the
                                   ------------
Owner and the Vendor and shall contain any adjustments to pricing, Milestones or other aspects of the Work as mutually agreed by the parties. The Vendor shall promptly notify the Owner of any such requested Changes which may materially affect the operation and/or maintenance of any System or any part thereof. In the event that the parties cannot agree on a Change Order within fifteen (15) days of submission of a Change Order by the Owner to the Vendor, the matter shall then be referred to dispute resolution pursuant to Section 23. Nothing contained in this subsection is intended to limit the Vendor's right, from time to time, to make suggestions for modifications to the Work or the Specifications, provided that in any such event the Owner, in its sole and
                -------- ----
absolute discretion pursuant to the terms of this Contract may refuse to make any such modification or otherwise agree to issue a Change Order incorporating any such Vendor suggestion.

           11.2  Cancellation.  Owner may at any time cancel, in whole or in
                 ------------
part, any Purchase Order or Change Order upon advance written notice to the Vendor. In the event of such cancellation, the Owner shall pay to the Vendor cancellation charges in accordance with the Exhibits.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

           SECTION 12.  DISCONTINUED PRODUCTS AND CONTINUING PRODUCT SUPPORT

           12.1  Notice of Discontinuation. For a period of [*] for the 5 ESS(R)
                 -------------------------
switch and [*] for all other Products furnished hereunder after the Effective Date, but in no event less than [*] after the date of shipment, the Vendor agrees to provide the Owner, or its affiliates as the case may be, not less than one (1) year notice before the Vendor discontinues a Product ("Discontinued
                                                               ------------
Products") furnished under this Contract. In respect of Products manufactured by
--------
a third party vendor, the notice period may vary. Where the Vendor offers a product for sale that is equivalent in Form, Fit and Function in accordance with and pursuant to the Specifications, the notification period may vary but in no event shall be less than sixty (60) days. In the event of the foregoing, the Vendor shall continue to furnish Products fully compatible with the relevant System Elements within the System at such time during the appropriate [*] and [*] periods referenced above; provided that nothing herein shall bar the Vendor from discontinuing individual items of Products as provided in and pursuant to this subsection. In the event that Vendor discontinues a Product, Vendor will meet with Owner and use reasonable, good faith efforts to develop a mutually acceptable transition plan that takes into account the Owner's existing investment in the item scheduled for discontinuance.

     In addition to repairs provided for under any applicable Warranty, Vendor shall offer repair Services and repair parts in accordance with Vendor's repair and repair parts practices and terms and conditions then in effect, for Vendor-manufactured Equipment furnished pursuant to this Contract. Such repair Services and repair parts shall be available while Vendor is manufacturing or stocking such Products or repair parts, but in no event less than [*] for the 5 ESS switch and [*] for all other Products after such Product's discontinued availability effective date. Vendor may use either the same or functionally equivalent products or parts which are new, remanufactured, reconditioned or refurbished in the furnishing of repairs or replacements under this Contract.

     If during the agreed-to support period following the issuance of notice of discontinuance, Vendor fails to provide repair parts and or repair Services and a functionally equivalent replacement has not been designated, Vendor shall so advise Owner, to allow Owner to plan appropriately, and if Vendor is unable to identify another source of supply for such repair parts or services, Vendor shall, in addition to any other right or remedy available to Owner at law or in equity, provide Owner, at no additional charge to Owner, upon request, with non-exclusive licenses for Product manufacturing to the extent Vendor can grant such licenses, so that Owner will have sufficient information, ability and rights to have such Discontinued Products manufactured, or obtain such repair Service or repair parts from other sources. Such license shall include appropriate non-disclosure and confidentiality covenants.

           12.2  Discontinuation During Warranty Period. If Vendor discontinues
                 --------------------------------------
the availability of a Product during that Product's Warranty Period and Owner is required to


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

purchase a replacement Product to replace the Discontinued Product in order to maintain the same functionality of the Discontinued Product in a System, Vendor agrees to grant Owner an additional [*] discount to be applied against the net price of all Products required to be purchased by Owner as replacements for such Discontinued Product, which additional discount shall be applied after the determination of the lowest price available to Owner pursuant to this Contract, excluding the application of any Region 1 Swap-Out Credits.


           SECTION 13.  SOFTWARE; CONFIDENTIAL INFORMATION

           13.1  RTU License.  Upon delivery of the Software, but subject to
                 -----------
payment of the license fees specified in Exhibit B-5, the Owner is hereby granted a personal, non-exclusive, fully paid-up, multi-site (capability to move Software from site to site on prior notice to Vendor) right to use license for the Software ("RTU License"), to operate the specific Equipment, processor or
               -----------
product line for which the licenses to use the Software are initially granted, or temporarily on any comparable replacement if any such Equipment, processor or product line becomes inoperative. Owner shall use such Software only for its own internal business operation. The RTU License grants Owner no right to, and Owner will not, sublicense such Software or modify, decompile, or disassemble Software furnished as object code to generate corresponding source code provided in each of the Systems. Except as provided below, no license is granted to Owner to use the Software outside of the United States.

     In the event that Owner wishes to use the Software on associated equipment outside of the United States or to transfer Software to an affiliate or third party transferee located outside the United States, Vendor shall not unreasonably withhold its consent to such use or transfer, provided that Vendor or the transferee, as the case may be, enters into an appropriate license agreement with an affiliate of Vendor carrying on business in the territory in which the Software is to be located, on terms substantially similar to the RTU License terms set forth herein, provided, however, that Owner acknowledges and agrees that support and maintenance obligations set forth herein are only applicable for Software resident on Equipment located within the United States. Support and maintenance Services offered by Vendor's affiliates differs in various different territories, and will be subject to the local practices maintained in such territory.

           13.2  Owner's Obligations.  The Owner agrees that the Software,
                 -------------------
whether or not modified, and all copies thereof made by Owner, shall be treated as proprietary to the Vendor, its Subcontractors or its suppliers, as appropriate and the Owner shall:

           (a) Utilize the Software solely in conjunction with a System; provided that the Vendor acknowledges that the Software shall be integrated
-------- ----
across interfaces with systems, equipment and software provided by other suppliers and customers;

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

           (b) Ensure that all copies of the Software shall, upon any reproduction by the Owner authorized by the Vendor and whether or not in the same form or format as such Software, contain the same proprietary, confidentiality and copyright notices or legends which appear on the Software provided pursuant hereto; and

           (c) Hold secret and not disclose the Software to any person, except to (i) such of its employees, contractors, agents or affiliates that are involved in the operation or management of a System and need to have access thereto to fulfill their duties in such capacity, or (ii) other Persons who need to use such Software to permit integration of a System with systems and software of other suppliers and customers; provided that such persons agree, or are
                                  -------- ----
otherwise obligated, to hold secret and not disclose the Software to the same extent as if they were subject to this Contract, and provided further that if any such Person is a competitor of Vendor involved in the manufacture of communications equipment, software or related services, Vendor must approve such use on a case-by-case basis on commercially reasonable terms and such use shall be subject to an appropriate non-disclosure agreement.

           (d) When and if the Owner determines that it no longer needs the Software or if the Owner's license is canceled or terminated pursuant to the terms of this Contract, return all copies of such Software to the Vendor or follow reasonable written disposition instructions provided by the Vendor. If the Vendor authorizes disposition by erasure or destruction, the Owner shall remove from the medium on which Software resides all electronic evidence of the Software, both original and derived, in such manner that prevents subsequent recovery of such original or derived Software.

           (e) Owner shall not copy Software embodied in firmware and unless otherwise specifically provided in this Contract, Owner is not granted any right to modify Software furnished by Vendor under this Contract.

           13.3  Backwards Compatibility.  The Vendor represents and warrants
                 -----------------------
(the "Software Backwards Compatibility Warranty") that each Software Maintenance
     ------------------------------------------
Release, Software Upgrade and Software Enhancement will be Backwards Compatible. [***] Notwithstanding the foregoing, the Software Backwards Compatibility Warranty does not apply to Products developed beyond 3G1X which are developed in accordance with standards not yet finalized as of the date hereof.

           13.4  Transfer and Relocation.  (a) In the event the Owner or any
                 -----------------------
successor to the Owner's title in the Products (i) elects to transfer a Product to a third party, and where such Product shall remain in place and used for substantially the same purpose as used by the Owner and where such third party resides in the United States and is not a direct competitor of the Vendor involved in the manufacture of communications equipment, software or related services, or (ii) elects to transfer Products to an affiliate, the Owner may


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

transfer its RTU License for the Software furnished under this Contract for use with such Product, without the payment of any additional Software right-to-use fees by the transferee provided that Annual Maintenance Fees shall continue to be calculated on the same basis. For example, if the RTU License for the Software contains usage or per subscriber limits, or the processor to be used by transferee requires additional memory or hard disk space additional payments or purchases may be required. The following conditions shall apply to transfers and relocations pursuant to this subsection 13.4:

               (A) The right to use such Software may be transferred only together with the Products with which the Owner has a right to use such Software, and such right to use the Software shall continue to be limited to use with such Products;

               (B) Before any such Software is transferred, the Owner shall notify the Vendor of such transfer and the transferee shall have agreed in writing (a copy of which shall be provided to the Vendor) to keep the Software in confidence and to corresponding conditions respecting possession and use of Software as those imposed on the Owner in this Contract; and

               (C) The transferee shall have the same right to Software warranty and Software maintenance for such Software as the transferor, provided the transferee continues to pay the fees, including recurring fees, if any, associated with such Software warranty or maintenance pursuant to this Contract.

     (b) Except as otherwise provided in this Contract, the Owner or any successor to the Owner's title in the Products shall have no right to transfer Software furnished by the Vendor under this Contract without the consent of the Vendor, which consent shall not be unreasonably withheld. If the Owner or such successor elects to transfer a Product purchased under this Contract for which it does not under this Contract have the right to transfer related Software, the Vendor agrees that upon written request of the transferee of such Product, or of the Owner or such successor, the Vendor shall not without reasonable cause fail to grant to the transferee a license to use such Software with the Products, whether to be located within the United States or elsewhere, upon payment of a relicensing fee to the Vendor on commercially reasonable terms acceptable to Vendor.

     13.5  Termination and Survival.  The rights and obligations of the Owner
           ------------------------
under the RTU License shall survive the termination of this Contract, regardless of the cause of termination provided Owner has met its material obligations hereunder and has rendered all payments in accordance with this Contract. In the event that Owner persistently and materially breaches its confidentiality obligations hereunder with respect to the Software notwithstanding the fact that Vendor will have provided Owner with prior written notice describing the alleged material breaches and will have given Owner a reasonable time, and in no event less than thirty (30) days, to cure any such breaches, Vendor may terminate

Owner's RTU License. In the event that Owner fails to pay the Annual Release Maintenance Fees (other than with respect to any periods for which no payment for Annual Release Maintenance Fees are due pursuant to this Contract), Vendor may terminate Owner's right to use the Software to which such fees apply. In no event other than as set forth in this subsection 13.5 may Vendor terminate Owner's right to use the Software. Notwithstanding any other provision of this Contract, if there is a dispute, pending final resolution of such dispute, all of Owner's rights under this Contract shall continue in full force and effect, and Vendor will not terminate the RTU License, and so long as Owner continues to pay Vendor applicable Annual Maintenance Release Fees, Vendor will not terminate, suspend, interrupt or delay maintenance and support of the Software.

     13.6  Access to Source Codes. The Vendor represents and warrants that as of
           ----------------------
the date hereof, Vendor has not established a Source Code escrow for any of its existing customers. In the event that Vendor establishes a Source Code escrow in the future which applies to any of the Software furnished to Owner hereunder, Vendor shall add Owner as a beneficiary of such Source Code escrow, and Owner shall be entitled to receive a copy of the escrowed Source Code in the event of the occurrence of any of the events set out below. In addition to the foregoing, the Vendor shall immediately deliver and hereby grants the Owner a right to access the Source Code and to modify the Software (the "RTM License")
                                                                 -----------
for the maintenance, enhancement and support of those Products purchased from the Vendor and owned or operated by the Owner under the following circumstances, provided that any such released Source Code shall be subject to the confidentiality provisions set forth in this Contract:

           (i) if the Vendor becomes insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition in bankruptcy or an involuntary petition in bankruptcy is filed against the Vendor which is not dismissed within sixty (60) days, or suffers or permits the appointment of a receiver for its business, or its assets become subject to any proceeding under a bankruptcy or insolvency law, domestic or foreign, or has liquidated its business, or the Vendor, or a business unit of the Vendor that is responsible for maintenance of the Software, ceases doing business without providing for a successor, and the Owner has reasonable cause to believe that any such event shall cause the Vendor to be unable to meet its Warranty service or support requirements hereunder; or

           (ii) if the Vendor ceases to maintain or support a previously supported version of the Software and Owner cannot obtain, with Vendor's assistance (for example, by providing a third party with Source Code or by any other appropriate method) the same support services the Vendor is required to provide under this Contract from another entity (either working with or independently from Vendor) at a price that is equal to or less than the prices for such support as provided herein, or there is a persistent and material failure by Vendor to provide the Warranty service or support it is required to provide pursuant to the terms of this Contract.

     13.7  Ownership of Intellectual Property.  The Vendor shall own all forms
           ----------------------------------
of intellectual property rights (including, but not limited to, patent, trade secret, copyright and mask rights) pertaining to the Software, and shall have the right to file for or otherwise secure and protect such rights. The foregoing notwithstanding, the parties understand and agree that from time to time the Owner may devise, develop or otherwise create ideas or other concepts for services or new products which are patentable or otherwise capable of receiving protection from duplication. In such event, the Owner shall have the right to apply for a patent in accordance with applicable law, provided, however, that notwithstanding this subsection, the Vendor does not hereby relinquish or release any of its intellectual property rights.

     SECTION 14.  SOFTWARE AND EQUIPMENT CHANGES

     14.1  Software.
           --------

              14.1.1  Software Upgrades, Software Maintenance Releases,
                       ------------------------------------------------
Software Enhancements and Combined Releases.  During the Contract Term, upon
-------------------------------------------
payment of the Annual Release Maintenance Fees, calculated pursuant to Exhibit B-5, Owner shall receive all base Software releases and all Software Maintenance Releases, Software Upgrades, Software Enhancements and Software Combined Releases applicable to Software for Products for which the Owner has obtained a RTU License at such times as they become generally available to the Vendor's customers. Owner shall also be entitled to receive Optional Software Features upon payment of the appropriate fees determined in accordance with Exhibit B-5. Owner may elect to purchase such features on a per feature basis, or purchase annual buy-out rights on a per market basis, permitting Owner to select those features it wishes to deploy in the relevant market.

              14.1.2  Notice.  The Vendor shall give the Owner, or cause the
                      ------
Owner to be given not less than ninety (90) days prior written notice of the introduction of any Software Enhancement release or any Software Combined Release or any optional Software release. In addition, in each February and August of each year during the term of this Contract, the Vendor shall provide, or cause to be provided, to the Owner a forecast of future Software Enhancement releases, Software Upgrades, or Software Combined Releases or any optional Software release, as the case may be, then currently being developed by or on behalf of the Vendor.

              14.1.3  Installation, Testing and Maintenance.  The installation
                      -------------------------------------
and testing of the Software by the Vendor and the acceptance thereof by the Owner shall be performed in accordance with the criteria set forth in Exhibit G.

              14.1.4  Software Fixes.  In the event that any Software
                      --------------
Maintenance Release, Software Upgrade, Software Enhancement or Software Combined Release supplied by the Vendor during the term of this Contract has the effect of preventing any System or any part thereof from satisfying, or performing in accordance with the Specifications or the Exhibits or otherwise adversely affects the functionality or features of any System or any part thereof, then the Vendor shall promptly retrofit or take such other corrective action as may be necessary to ensure that any System or any such affected part, as modified to include each such Software Maintenance Release, Software Upgrade, Software Enhancement or Software Combined Release, shall satisfy, and perform in accordance with, the Specifications and the Exhibits and restore all pre-existing functionality and features as well as provide any new features and functionality provided by any of the foregoing modifications, in each case without any charge to the Owner (other than payment of the applicable fees pursuant to the terms of this Contract). Notwithstanding anything contained herein in this subsection to the contrary, Owner shall be responsible for the cost of any additional Equipment required to accommodate additional capacity, memory or processing requirements necessitated by any new Software feature or Optional Software Feature which Owner elects to use (provided such use by Owner is optional without losing the benefit of the Software Maintenance Release or Software Upgrade) which are contained in any such Software Upgrade, Software Enhancement or Software Combined Release; provided, however, that Owner shall not be required to pay for any additional Equipment required to accommodate additional capacity, memory or processing requirements necessitated by implementation of a required Software Maintenance Release, whether or not such Software Maintenance Release is issued as a stand-alone release, or is contained within a Software Upgrade, Software Enhancement or Software Combined Release.

     14.2  Equipment.
           ---------

              14.2.1  Equipment Upgrades.  (a)  (i) Equipment Upgrades will be
                      ------------------
provided to the Owner by the Vendor at no charge to the Owner as provided in subsection 14.2.1(b) below. Equipment Enhancements must be provided to the Owner by the Vendor, if requested by the Owner, and the Owner is obligated to make payment therefor in an amount that is specified on the B Exhibits. If the Vendor at any time issues an Equipment Upgrade which is combined with any Equipment Enhancement (collectively, the "Equipment Combined Release") to such
                                          --------------------------
Equipment, the Equipment Combined Release will be provided at no charge to the Owner unless and until the Owner uses any of the Equipment Enhancements included within the Equipment Combined Release, provided such use by Owner of such Equipment is optional without losing the benefit of the Equipment Upgrade.

                   (ii) In order to identify and minimize the impact to Owner and Owner's subscribers should BTS Products (hardware circuit packs only) exhibit excessive failures from Defects and Deficiencies or other recurring failures ("Field Failures"), Vendor shall provide the following:

                   a. Vendor shall provide to Owner quarterly reviews on all BTS circuit pack failure rates for Products returned to Vendor through Vendor's return, service and repair process("RS&R Process"). Except for data relevant to Owner's Field Failures, such data shall not contain information identifying any of Vendor's other customers.

                   b. Vendor shall perform its failure mode analysis ("FMA")
                      process when a BTS circuit pack of a given revision level is found to have an annualized failure rate above [*]. The annualized failure rate is calculated within a period not to exceed the most recent twelve (12) months and such Field Failures shall be averaged across circuit packs of its revision level within the Owner's System. If the FMA process determines that a specific circuit pack is failing due to a common component or part and the failure rate exceeds [*] calculated by the method described above, then Vendor, at no cost to Owner, shall replace all effected BTS circuit packs with corrected circuit packs. Vendor shall also cover the cost for the de-installation of the effected circuit packs and the replacement and reinstallation with corrected circuit packs, unless the parties agree otherwise. Owner shall track any returns to Vendor due to Field Failures and comply with Vendor's RS&R Process.

                   c. In the event Owner reasonably suspects excessive failure rates in any Product delivered under this Contract, whether or not such failures are service impacting, then within forty-eight (48) hours of Vendor's receipt of Owner's written notice, Vendor shall acknowledge such receipt and propose a response plan which shall include the commencement of the FMA process to determine the cause of such failure within the initial forty-eight (48) hour period. If a series of three consecutive requests within a twelve (12) month period yields "no trouble found" or if the parties agree that no common failures exist that exceed the [*] threshold, then all subsequent FMA requests received during such twelve month period that do not result in Equipment Upgrades will be processed at the Owners expense.

                   d. In the event that a Field Failure causes Owner's System to perform not in accordance with the Specifications and such non-performance results in a loss of service to Owner's subscribers, then Vendor and Owner shall use best efforts to minimize any out of service conditions during such

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                   e. period of time. Such actions shall include but not be
                      limited to providing additional Spares, field personnel and any other assistance the Owner may require for Vendor to take corrective action related to such Field Failures.

           (b) (i) After a Product has been shipped to the Owner, if the Vendor issues an Equipment Upgrade or Equipment Enhancement, or where a modification to correct an error in field documentation is to be introduced, the Vendor will promptly notify the Owner of such change through the Vendor's design change management system or another Vendor notification procedure. Each change notification, whether or not it bears a restrictive legend, will be subject to the confidentiality obligations provided in subsection 26.18, except that such information may be reproduced by the Owner for the Owner's use as required within the System. If the Vendor has engineered, furnished, and installed a Product which is subject to an Equipment Upgrade, the Vendor will implement such change, at its sole cost and expense, if it is announced within [*] for the 5 ESS(R) switch and [*] for all other Products from the date of shipment of that Product, and subject to the reasonable review and acceptance of the Owner at such times as the Owner reasonably determines that it needs to review such Vendor decision, by either (A) modifying the Product at the Owner's site; (B) modifying the Product which the Owner has returned to the Vendor in accordance with the Vendor's reasonable instructions pursuant to and in accordance with the terms of this Contract; or (C) replacing the Product requiring the change with a replacement Product for which such change has already been implemented. If the Vendor has not engineered the original Product application and accordingly office records are not available to the Vendor, the Vendor will provide the generic change information and associated parts for the Owner's use in implementing such change.

                       (ii) In any of the instances described in clause (i) above, if the Vendor and the Owner agree that a Product or part thereof subject to such change is readily returnable, without incurring any significant time or expense, the Owner, at its expense, will remove and return such Product or part to the Vendor's designated facility within the United States and the Vendor, at its sole expense, will implement such change (or replace it with a Product or part for which such change has already been implemented) at its facility and return such changed (or replacement) Product or part at its sole cost and expense to the Owner's designated location within the United States. Any such reinstallation of Products which were readily returnable will be performed by the Owner at its sole expense, provided such reinstallation can be done by Owner without incurring any significant time or expense. In all other circumstances, Vendor shall provide such removal, repair and reinstallation Services at its sole cost and expense.

                       (iii) If the Owner does not make or permit the Vendor to make an Equipment Upgrade as stated above within the appropriate [*] or [*] period from the date of change notification or such other period as the Vendor may agree, subsequent changes, repairs or replacements affected by the

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     failure to make such change may, at the Vendor's option, be invoiced to the Owner whether or not such subsequent change, repair or replacement is covered under the warranty provided in this Contract for such Product. If requested by the Owner, Equipment Upgrades announced more than the appropriate [*] or [*] period from the date of shipment will be implemented at the Owner's expense.

                       (iv) If the Vendor issues an Equipment Enhancement after a Product has been shipped to the Owner, the Vendor will promptly notify the Owner of such change if it is being offered to any of the Vendor's customers. Except as otherwise set forth above in subsection 14.2(b), when an Equipment Enhancement is requested by the Owner, the pricing set for such Equipment Enhancements will be at the Vendor's standard charges subject to the applicable discounts set forth in the B Exhibits.

                       (v) All change notifications for Equipment Upgrades and Equipment Enhancements provided by the Vendor to the Owner pursuant to the terms of this Contract must contain the following information: (A) a detailed description of the change; (B) the reason for the change; (C) the effective date of the change; and (D) the implementation schedule for such change, if appropriate.

           14.2.2  Notice.  The Vendor shall give, or shall cause to be given
                   ------
to, the Owner not less than ninety (90) days prior written notice of the introduction of any Equipment Enhancement or any Equipment Combined Release. In addition, in each February and August of each year during the Term of this Contract, the Vendor shall provide the Owner with a forecast of future Equipment Enhancements to the Equipment or Equipment Combined Releases then currently being developed by or on behalf of the Vendor.

           14.2.3  Installation, Testing and Acceptance  The Installation and
                   ------------------------------------
testing of the Equipment by the Vendor and the acceptance thereof by the Owner shall be performed in accordance with the Exhibits and pursuant to the Milestones contained in the Exhibits.

           14.2.4  Equipment Fixes.  In the event that any Equipment Upgrade or
                   ---------------
Equipment Enhancement, directly or indirectly, supplied by the Vendor during the appropriate [*] or [*] period following the Effective Date or during [*] period following the date of shipment of such Equipment Upgrade or Equipment Enhancement, has the effect of preventing any System or any part thereof from satisfying, or performing in accordance with, the Specifications or otherwise adversely affects the functionality, interoperability or features of any System, or any part thereof then the Vendor shall without any charge to the Owner promptly retrofit or take such other corrective action as may be necessary to assure that any System or any such affected part, as modified to include each such Equipment Upgrade and Equipment Enhancement, shall satisfy, and perform in accordance with, the Specifications and restore all pre-existing functionality and features as well as provide any features and functionality provided by any of the foregoing modifications.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

           14.2.5  Equipment Backwards Compatibility Warranty.  The Vendor
                   ------------------------------------------
represents and warrants (the "Equipment Backwards Compatibility Warranty")
                              ------------------------------------------
that each New Equipment Release will be Backwards Compatible, provided that it is implemented within the specified time provided with each New Equipment Release. [***] Notwithstanding the foregoing, the Equipment Backwards Compatibility Warranty does not apply to Products developed beyond 3G1X which are developed in accordance with standards not yet finalized as of the date hereof.

           14.2.6  3G1X.  [***]
             ----

           14.2.7  1.1 ASIC Product. The prices set forth in the B Exhibits
                   ----------------
for a BTS and channel elements includes a BTS equipped with the hardware component for Vendor's "1.1 ASIC Product". Each BTS furnished by Vendor
                        ----------------
hereunder will, at no additional charge to Owner beyond the BTS prices set forth in Exhibit B-1, be equipped at the time of shipment, or be retrofitted to include after shipment, at Vendor's sole expense, such hardware component of Vendor's 1.1 ASIC Product.

     14.3  Notice of Developments.
           ----------------------

           14.3.1  Vendor Developments.  The Vendor shall provide the Owner, or
                   -------------------
cause to be provided to the Owner, through the Owner's chief executive officer, with reasonable written notice of any Product developments, innovations and/or technological advances (collectively "Vendor Developments") relevant to the
                                      -------------------
System simultaneous to giving such notice to any other customer or otherwise making any such Vendor Development public; provided that the Vendor shall not be
                                           -------- ----
obligated to provide the Owner such notice before any other customer if doing so would breach any contractual obligation to any other customer, provided further that any such notice need not include any information originated by another customer of Vendor which is proprietary to such other customer of Vendor. For the purposes of this subsection the term "Vendor" includes the Vendor and its affiliates and subsidiaries.

           14.3.2  Participation in Testing.  The Owner has the right, but not
                   ------------------------
the obligation, to witness and/or participate in any initial testing; provided
                                                                      --------
that any such initial testing of Vendor Developments shall be subject to (i)
----
scheduling as reasonably determined by the Vendor, (ii) the qualification that the Owner's System meets the technical

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

requirements for the testing of such Vendor Development as reasonably determined by the Vendor (or otherwise that the Owner is willing to update such System to meet such requirements), (iii) the Owner's acknowledgment that it shall be able to provide the resources necessary to implement the initial testing for such Vendor Development, and (iv) the Owner and the Vendor executing a verification office testing agreement that identifies the scope, terms, pricing, responsibilities and schedule related to the initial testing of such Vendor Development. The Vendor shall provide the Owner at least thirty (30) days' prior written notice of its intent to test any such Vendor Development and upon the Owner's written request the Vendor shall allow the Owner to participate in such testing upon terms and in a testing environment reasonably acceptable to the parties at such time. Such rights shall not apply to a Vendor Development originated by another customer of Vendor which includes information which is proprietary to such other customer.

           14.3.3  Quarterly Notices.  Vendor shall make reasonable efforts to
                   -----------------
collect and distribute on a quarterly basis a list of new Software bugs, problems, fixes, etc., provided that Vendor shall not be required to distribute confidential information of any other customer.

     SECTION 15.  INTELLECTUAL PROPERTY

     15.1  Intellectual Property.  Neither Owner nor Vendor shall publish or use
           ---------------------
any advertising, sales promotion, press releases or publicity matters relating to this Contract without the prior written approval of the other, in accordance with Section 26.13.

     15.2  Infringement.  (a) The Vendor agrees that it shall defend, indemnify
           ------------
and hold harmless, at its own expense, all suits and claims against the Owner for infringement or violation of any patent, trademark, copyright, trade secret or other intellectual property rights of any third party enforceable in the United States or in any other territory where Vendor has approved the deployment or use of Products under this Contract (collectively, "Intellectual Property
                                                       ---------------------
Rights"), covering, or alleged to cover, the Products or any component thereof.
------
The Vendor agrees that it shall pay all sums, including without limitation, reasonable attorneys' fees and other costs incurred at Vendor's written request or authorization, which, in defense of, by final judgment or decree, or in settlement of any suit or claim to which the Vendor agrees, may be assessed against, or incurred by, the Owner on account of such infringement or violation, provided that the Owner shall cooperate in all reasonable respects with the Vendor and its attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the Owner may, at its own cost, participate in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The parties shall cooperate with each other in any notifications to insurers. If a claim for Losses (a "Claim") is to be made by a party entitled to indemnification
           -----
hereunder against the Vendor, the party claiming such indemnification shall give written notice (a "Claim Notice") to the Vendor as soon as practicable after the
                   ------------
party entitled to indemnification becomes aware of any fact, condition or event which may give rise to Losses for which indemnification may be sought under this Agreement, provided, however, no delay on the part of the Owner in notifying the Vendor shall relieve the Vendor from any obligation hereunder unless (and then solely to the extent) the Vendor is thereby materially prejudiced. If any lawsuit or enforcement action is filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the Vendor as promptly as practicable (and in any event within fifteen
(15) calendar days after the service of the citation or summons). The Vendor shall be entitled, if it so elects, (i) to defend such lawsuit or action, (ii) to employ and engage attorneys of its own choice to handle and defend the same, at the Vendor's cost, risk and expense, and (iii) to compromise or settle such Claim, which compromise or settlement shall be made only with the written consent of the Owner (which may not be unreasonably withheld), unless such compromise or settlement includes an unconditional release of any claims against the Owner in which event such written consent of the Owner shall not be required. If the Vendor fails to assume the defense of such Claim within fifteen (15) calendar days after receipt of the Claim Notice, the Owner against which such Claim has been asserted will (upon delivering notice to such effect to the Vendor) have the right to undertake, at the Vendor's cost and expense, the defense, compromise or settlement of such Claim on behalf of and for the account and risk of the Vendor. In the event the Owner assumes the defense of the Claim, the Owner will keep the Vendor reasonably informed of the progress of any such defense, compromise or settlement. The Vendor shall be liable for any settlement of any action effected pursuant to and in accordance with this Agreement and for any final judgment (subject to any right of appeal), and the Vendor agrees to indemnify and hold harmless the Owner from and against any Losses by reason of such settlement or judgment.

           (b) The Vendor's obligation under this subsection shall not extend to alleged infringements or violations that arise because the Products provided by the Vendor are used in combination with other products furnished by third parties and where any such combination was not installed, recommended or approved by the Vendor.

           15.3  Vendor's Obligation to Cure.  If in any such suit so defended,
                 ---------------------------
all or any part of the Products or any component thereof is held to constitute an infringement or violation of Intellectual Property Rights of others and its use is enjoined, or if in respect of any claim of infringement or violation the Vendor deems it advisable to do so, the Vendor shall at its sole cost, expense and option take one or more of the following actions: (i) procure the right to continue the use of the same without interruption for the Owner; (ii) replace the same with non-infringing Products that meets the Specifications in accordance with the terms of this Contract; or (iii) modify said Products, any System or any component thereof so as to be non-infringing, provided that the Products, any System or any component thereof as modified meets all of the Specifications. In the event that the Vendor is not able to cure the infringement pursuant to clause (i), (ii) or (iii) in the immediately preceding sentence, in addition to the other rights and remedies provided in this Section 15, the Vendor shall refund to the Owner the full purchase price paid by the Owner for such infringing Product or feature, and the Owner shall be under no obligation to return to the Vendor such infringing Product or feature regardless of whether, or by what means, the Owner, on its own or otherwise, subsequently cures such infringement, unless Owner is directed to do so by court order.

     15.4  Vendor's Obligations. The Vendor's obligations under this Section 15
           --------------------
shall not apply to any infringement or violation of Intellectual Property Rights caused by unauthorized modification of the Products, any System or any component thereof by the Owner, or arises from adherence to instructions to apply Owner's trademark, trade name or other company identification to a Product, or any infringement caused solely by the Owner's use and maintenance of the Products other than in accordance with the Specifications, except as authorized or permitted by the Vendor. The Owner shall indemnify the Vendor against all liabilities and costs, including reasonable attorneys' fees, for defense and settlement of any and all claims against the Vendor for infringements or violations based upon this subsection.

     15.5  Liability of Vendor.  The Liability of Vendor with respect to any and
           -------------------
all claims, actions, proceedings or suits by third parties alleging infringement of patents, trademarks, or copyrights or violation of trade secrets or proprietary rights because of, or in connection with, any items furnished pursuant to this Contract shall be limited to the specific undertakings contained in this Section 15.

     SECTION 16.  DELAY

     16.1  Liquidated Damages.   The parties agree that damages for delay are
           ------------------
difficult to calculate accurately and not reasonably determinable at the time of execution of this Contract, and, therefore, agree that liquidated damages (the

"Liquidated Damages") shall be paid for non-performance or late performance of
-------------------
the Vendor's obligations to achieve a Guaranteed Substantial Completion Date for reasons not otherwise excused by Force Majeure, Owner's failure to satisfy its obligations set out in this Contact. The parties agree that Liquidated Damages are intended to compensate Owner for the delayed or late performance by the Vendor and are not a penalty. For purposes of this Contract, Liquidated Damages means the monetary payments, price discounts, credits and supply of additional Products described in Section 16.2 below.

     16.2  Delay and Default. In the event the Vendor fails to achieve (other
           -----------------
than as permitted by this Contract) the Substantial Completion of a System on or before the Guaranteed Substantial Completion Date for such System or during a ten (10) day cure period following such date, the Vendor shall pay, weekly in arrears, for the next [*] commencing on the eleventh day after the Guaranteed Substantial Completion Date, Liquidated Damages to the Owner in an amount equal to [*] (pro-rated on a daily basis for periods of time less than one week) of the total amount of all Purchase Orders relating to the System with respect to which the Vendor has so failed, based on the number of days elapsed after a ten
(10) day cure period following the Guaranteed Substantial Completion Date and before the achievement of Substantial Completion; provided that in the event that Substantial Completion is not achieved prior to the expiration of such [*] period, thereafter Vendor shall pay, weekly in arrears, additional Liquidated Damages to the Owner in an amount equal to [*] (pro-rated on a daily basis for periods of time less than one week) of the total amount of all Purchase Orders relating to the System with respect to which the

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Vendor has so failed, based on the number of days elapsed after the [*] plus ten
(10) day cure period following the Guaranteed Substantial Completion Date and before the achievement of Substantial Completion; provided that in no event shall the amount of such Liquidated Damages so paid in respect of a System exceed [*] of the total amount of all Purchase Orders relating to the System with respect to which the Vendor has so failed.

     16.2.1 With respect to Markets 1-13 listed on Exhibit S, if Vendor fails to achieve Substantial Completion on or by the Guaranteed Substantial Completion Date, the price for Products to be purchased by Owner for the next System, after Market 13 listed on Exhibit S, will be reduced by [*] of the prices for Products (but not Expansions or Services) set forth in the B Exhibits for the System in which Vendor failed to achieve the Guaranteed Substantial Completion Date, plus an additional [*] price reduction for each full month thereafter that such failure to achieve Substantial Completion continues. For example, if Vendor achieves Substantial Completion by the Guaranteed Substantial Completion Date in 11 of the original 13 Markets, but one of those Systems is two (2) full months late and the second of the Systems is one (1) full month late, in achieving Substantial Completion, then the fourteenth (14th) System to be deployed by Owner (the first growth market beyond the original 13 Markets) would receive a discount equal to [*] of the price of the Products (but not Expansions or Services) purchased by Owner in the twelfth (12th) Market ([*] discount for missing the Guaranteed Substantial Completion Date plus [*] discount for missing the first full month, plus [*] discount for missing the second full month) and the fifteenth (15th) System to be deployed by Owner would receive a discount equal to [*] of the price of the Products (but not Expansions or Services) purchased by Owner in the thirteenth (13th) Market. The total discount pursuant to this paragraph applied to the Products purchased for any System shall be capped at [*] of the price of the Products for the System in which Vendor failed to achieve the Guaranteed Substantial Completion Date.

     If Vendor fails to achieve Substantial Completion of a System on or before the Guaranteed Substantial Completion Date with respect to any of the original 13 Systems, at no cost to Owner Vender shall provide all Installation and Integration Services and Optimization Services, required by Owner, including Services rendered during overtime and holiday periods, to ensure that Substantial Completion of the System is accomplished with the utmost expedience. Vendor will extend the Warranty Period for the Products, excluding Expansions, to be deployed in each such delayed System, by a period of time that is twice the duration of the interval between the Guaranteed Substantial Completion Date and the date Substantial Completion is achieved. For example, if Substantial Completion in Memphis occurs two full months after the Guaranteed Substantial Completion Date, the Warranty Period for the Products initially deployed in Memphis will be extended for an additional four (4) months. Vendor will also provide Owner with a Cell-on-Wheels at no charge for each of the original 13 Systems where Vendor fails to achieve Substantial Completion by the Guaranteed Substantial Completion Date, and with a credit to be applied for one free base station to be deployed in any of the growth Systems beyond the original 13 Systems, for each month that Vendor fails to achieve


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Substantial Completion by the Guaranteed Substantial Completion Date for the original 13 Systems. The foregoing Cell-on-Wheels and free base stations will be configured and equipped (including ancillary and supporting Equipment associated with a Site) in the same manner as is typical for the other base stations ordered by Owner for such growth market System.

     16.3  System Capacity Guarantee.  [***]
           -------------------------


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]


     16.4  Limitation.  The foregoing provisions concerning Liquidated Damages
           ----------
shall not be deemed to limit the amount payable by the Vendor to the Owner for breach of contract, except for amounts payable on account of delay as aforesaid, provided, however that the payment of Liquidated Damages shall be Owner's sole remedy for the delay giving rise to the Vendor's obligation to pay the Liquidated Damages.

     16.5  Early Completion Bonus. With respect to a System, Vendor shall be
           ----------------------
entitled to an early completion bonus from the Owner in the event that Substantial Completion with respect to such System occurs on or prior to the date that is [*] prior to the Guaranteed Substantial Completion Date for such System. Such early completion bonus shall be equal to [*] (pro-rated on a daily basis for periods of time less than one week) of the total amount of all Purchase Orders relating to such System, based on the number of days that Substantial Completion occurs prior the date that is [*] prior to the Guaranteed Substantial Completion Date for such System.

     SECTION 17.  FORCE MAJEURE

     17.1  Excusable Delay.  (a) If the performance of this Contract, or of any
           ---------------
obligation hereunder except for the obligations set forth in Section 5 is prevented, restricted or interfered with by reason of fires, breakdown of plant, labor disputes, embargoes, government ordinances or requirements, civil or military authorities, acts of God or of the public enemy, acts or omissions of carriers, inability to obtain necessary materials or services from suppliers, or other causes beyond the reasonable control of the party whose performance is affected ("Force Majeure"), then the party affected, upon giving prompt notice to the other party, shall be excused from such performance on a day-for-day basis to the extent of such prevention, restriction, or interference (and the other party shall likewise be excused from performance of its obligations on a day-for-day basis to the extent such party's obligations relate to the performance so prevented, restricted or interfered with); provided that the party so affected shall use reasonable efforts to avoid or remove such cause of non-performance and both parties shall proceed to perform their obligations with dispatch whenever such causes are removed or cease.

     (b)  The party claiming the benefit of excusable delay hereunder shall
(i) promptly notify the other party of the circumstances creating the failure or delay and provide a statement of the impact of such party failure or delay and
(ii) use reasonable


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

efforts to avoid or remove such causes of nonperformance, excusable failure or delay. If an event of Force Majeure prevents the Vendor from performing its obligations under this Contract for a period exceeding sixty (60) days, the Owner may, upon prior written notice to the other party, terminate this Contract.

     (c) In the event of a Force Majeure which the party claiming relief for such event has used all best efforts to resolve in accordance with the terms of this Contract, upon the written request of either party, the other party shall in good faith negotiate modifications, to the extent reasonable and necessary, in scheduling and performance criteria in order to reasonably address the impact of such Force Majeure.

     SECTION 18.  WARRANTIES

     18.1  Equipment and Services Warranty.  Vendor warrants that, with respect
           -------------------------------
to each System, for a period of two (2) years from the date of Substantial Completion, provided, however that if prior to Final Acceptance a Major Outage occurs, the two (2) year period shall be extended by the number of days elapsed between Substantial Completion and the date the Owner signs the Certificate of Final Acceptance (as so determined, the "Warranty Period"), all Equipment and
                                         ---------------
Services furnished under this Contract with respect to such System will be free of Defects and Deficiencies and shall conform to the applicable portions of the Specifications (the "Equipment and Services Warranty"), provided, however, that
                     -------------------------------
with respect to those Services for which a warranty is set forth in an Exhibit, the warranty contained in the Exhibit shall supersede the general Services warranty contained in this Section 18.1. With respect to third-party manufactured Products which are not a part of a Core System, Vendor shall furnish such Products only on a pass-through warranty basis; provided, however, that Vendor shall identify such Products to Owner before acceptance of any Purchase Order which includes any such Products. The terms of the warranty applicable to such Products shall be provided in an addendum to the Purchase Order. Except as noted in the B Exhibits, all Products referenced in the B Exhibits qualify as Vendor-warranted Products. The Vendor's obligations with respect to the Equipment and Services Warranty shall be to attempt first to repair or replace at no additional cost, any defective Equipment or correct any deficient Services. If, after using its best efforts to repair or replace such Product and after consultation with and with the consent of Owner, which consent shall not be unreasonably withheld, Vendor determines that it is unable to repair, replace or otherwise correct such defect, Vendor shall provide a credit or refund based on the original purchase price, and installation charges if installed by Vendor. If, as a result of the Defect and Deficiency, the Product fails to operate in accordance with the Specifications which causes the System to fail to materially operate in accordance with its Specifications, a refund shall be paid to the Owner on account of the purchase price for the total System, less a pro-rata discount calculated with regard to the period of time during the Warranty Period that Owner operated the System in Commercial Service. For purposes of calculating such pro rata discount, the period of time the Owner would have been able to operate the System in Commercial Service shall be ten
(10) years from Substantial Completion for the 5 ESS(R) switch and seven (7) years from Substantial Completion for all other Products. In the event that Vendor pays a refund hereunder, Owner shall return such Products to Vendor at

Vendor's sole cost and expense. The Warranty Period for all Equipment or Services repaired, replaced or corrected under the Equipment and Services Warranty shall be the longer of (i) one (1) year from the date of delivery of the repaired or replacement Equipment or from the completion of the corrected Services, as applicable, or (ii) or the unexpired term of the Warranty Period. The Warranty Period for Equipment purchased as spares shall be two (2) years from installation of such Equipment.

  For those Products not readily returnable by Owner, or where Owner cannot remove and reinstall the Products without incurring significant time and expense, and where Vendor elects to repair or replace the Product, Vendor shall repair or replace the Product at Owner's Site. In the event Vendor does the repair work at Owner's site, Vendor shall be responsible for replacement of cable and wire Products, and for reasonable Site restoration. If Vendor has elected to repair or replace a defective Product, and the Product is readily returnable by Owner without incurring significant work or expense, Owner is responsible for removing and reinstalling the Products. Products returned for repair or replacement will be accepted by Vendor only in accordance with its instructions and procedures for such returns. The transportation expense associated with returning such Product to Vendor shall be borne by Owner.
Vendor shall pay the cost of transportation of the repaired or replacing Product to the return destination designated by Owner. Defective or nonconforming Products or parts which are replaced hereunder shall become Vendor's property. Vendor may use either the same or functionally equivalent new, remanufactured, reconditioned or refurbished Products or parts in the furnishing of repairs or replacements under this Contract, provided that such Products satisfy the Specifications.

     18.2  Expansions Warranty.  Vendor warrants that, with respect to Products
           -------------------
and Services constituting Expansions (including Expansions to a System, or Expansions or growth not part of a System, and all other purchased Products) furnished under this Contract will be free of Defects and Deficiencies and shall conform the applicable portions of the Specifications (the "Expansions
                                                            ----------
Warranty").  The warranty period with respect to such Products and Services
--------
shall be two (2) years from the date Owner signs the Notice of Installation and Integration Certificate (the "Expansions Warranty Period"). With respect to
                              --------------------------
third-party manufactured Products which are not a part of a Core System, Vendor shall furnish such Products only on a pass-through warranty basis; provided, however, that Vendor shall identify such Products to Owner before acceptance of any Purchase Order which includes any such Products. The terms of the warranty applicable to such Products shall be provided in an addendum to the Purchase Order. Except as noted in the B Exhibits, all Products referenced in the B Exhibits qualify as Vendor-warranted Products. The Vendor's obligations with respect to the Expansions Warranty shall be to attempt first to repair or replace at no additional cost, any defective Equipment or correct any deficient Services. If, after using its best efforts to repair or replace such Product and after consultation with and with the consent of Owner, which consent shall not be unreasonably withheld, Vendor determines that it is unable to repair, replace or otherwise correct such defect, Vendor shall provide a credit or refund based on the original purchase price, and installation charges if installed by Vendor. The warranty period for all Equipment or Services repaired, replaced or corrected under the Expansions Warranty shall be the longer of (i) one (1) year from the date of delivery of the repaired or replacement Equipment or from the completion of the corrected Services, as applicable, or (ii) or the unexpired term of the Expansions Warranty Period. The Warranty Period for Equipment purchased as spares shall be two (2) years from installation of such Equipment.

  For those Products not readily returnable by Owner, or where Owner cannot remove and reinstall the Products without incurring significant time and expense, and where Vendor elects to repair or replace the Product, Vendor shall repair or replace the Product at Owner's Site. In the event Vendor does the repair work at Owner's site, Vendor shall be responsible for replacement of cable and wire Products, and for reasonable Site restoration. If Vendor has elected to repair or replace a defective Product, and the Product is readily returnable by Owner without incurring significant work or expense, Owner is responsible for removing and reinstalling the Products. Products returned for repair or replacement will be accepted by Vendor only in accordance with its instructions and procedures for such returns. The transportation expense associated with returning such Product to Vendor shall be borne by Owner.
Vendor shall pay the cost of transportation of the repaired or replacing Product to the return destination designated by Owner. Defective or nonconforming Products or parts which are replaced hereunder shall become Vendor's property. Vendor may use either the same or functionally equivalent new, remanufactured, reconditioned or refurbished Products or parts in the furnishing of repairs or replacements under this Contract, provided that such Products satisfy the Specifications.

     18.3  Software Warranty.  Vendor warrants that, with respect to each System
           -----------------
for the Warranty Period, all Software will be free of Defects and Deficiencies and shall conform to the applicable portions of the Specifications (the "Software Warranty"). The Vendor's obligations with respect to the Software
------------------
Warranty shall be to attempt first to repair or replace at no additional cost, any defective Software. If, after using its best efforts to repair or replace such Software and after consultation with and with the consent of Owner, which consent shall not be unreasonably withheld, Vendor determines that it is unable to repair, replace or otherwise correct such defect, Vendor shall provide a credit or refund based on the original purchase price, and installation charges if installed by Vendor. If, as a result of the Defect and Deficiency, the Software fails to operate in accordance with the Specifications which causes the System to fail to materially operate in accordance with its Specifications, a refund shall be paid to Owner on account of the purchase price for the total System, less a pro rata discount calculated with regard to the period of time during the Warranty Period that Owner operated the System in Commercial Service. For purposes of calculating such pro rata discount, the period of time the Owner would have been able to operate the System in Commercial Service shall be ten
(10) years from Substantial Completion for the 5 ESS(R) switch and seven (7) years from Substantial Completion for all other Products. In the event that Vendor pays a refund hereunder, Owner shall return such Products to Vendor. The warranty period for all Software so corrected or replaced under the Software Warranty shall be the longer of one (1) year from the date of delivery of the repaired or replacement Software, or (ii) or the unexpired term of the Warranty Period. Vendor shall be solely responsible for all costs and expenses incurred by Owner or Vendor in connection with the de-installation, removal and transportation of defective Software under the Software Warranty and for the transportation and installation of repaired, corrected or replacement Software, including without limitation any additional or upgraded

Equipment or processing capability necessary to run or operate such repaired, corrected or replacement Software. The Warranty Period with respect to Software Maintenance Releases, Software Upgrades, Software Enhancements and Software Combined Releases shall be two (2) years from the successful installation of such Software Maintenance Releases, Software Upgrades, Software Combined Releases and Software Enhancements.

     18.5  Year 2000 Warranty. Vendor warrants that, notwithstanding any other
           ------------------
warranty provided to Owner pursuant to this Contract, during the period commencing on the date that the applicable Software Warranty Period commences and ending on January 1, 2004, the Software will (a) process calendar dates falling on or after January 1, 2000, with substantially the same functionality as such Software processes calendar dates falling on or before December 31, 1999, and (b) provide substantially the same functionality with respect to the introduction of records containing dates falling on or after January 1, 2000, as it provides with respect to the introduction of records containing dates falling on or before December 31, 1999 (the "Year 2000 Warranty"). All of the foregoing
                                     ------------------
functionality shall be known as "Year 2000 Capability".  In the event Owner has
                                 --------------------
or purchases more than one version of Software, such versions of Software, if they are intended by Vendor to interoperate, will be compatible and interoperate in such manner as to process between them, as applicable, date related data correctly as described herein. All of the foregoing functionality shall be known as "Year 2000 Interoperability". The foregoing sets forth an additional
          --------------------------
warranted specification for Software developed by Vendor that Vendor has identified as having Year 2000 Capability. The failure of such Software to meet such specification during the Year 2000 Warranty Period shall, to the extent the Software remains then subject to warranty protection, entitle Owner to the remedies set out in this Section 18.5. Nothing in the foregoing shall be deemed to make Vendor responsible for the Year 2000 Capability or Year 2000 Interoperability of any third party software interoperating or intended to interoperate with Software developed by Vendor. Owner and or the manufacturer or other supplier of such third party software shall be responsible for such compliance and assuring the ability of such software to successfully operate while interoperating with Software developed by Vendor.

     18.6  Warranty Claim Procedures.  (a) If the Owner claims a breach of any
           -------------------------
warranty, it shall notify the Vendor of the claimed breach within a reasonable time after its determination that a breach has occurred. The Owner shall allow the Vendor to inspect the Equipment, Software, Services, or the System, as the case may be, on-site in order to effect the necessary repairs.

     (b) The Vendor shall respond to such warranty claims for warranty Services in accordance with the procedures outlined in Exhibit N.

     18.7  Technical Assistance.  The Vendor shall maintain a technical
           --------------------
assistance center and shall have technical support available to the Owner in accordance with the requirements set forth in Exhibit N.

     18.8  Scope of Warranties.  Unless otherwise stated herein, the Warranties
           -------------------
shall not apply to:

                18.8.1 defective conditions or nonconformities to the extent resulting from the following, if not consistent with applicable Specifications: unauthorized Owner modifications, misuse, neglect, accident, abuse, improper wiring, repairing, splicing, alteration, installation, storage or maintenance failure of Owner to apply previously applicable Vendor modifications or corrections;

                18.8.2 any Equipment, Services or Software damaged by accident or disaster, including without limitation, fire, flood, wind, water, lightning or power failure other than to the extent that any such Equipment, Services or Software should in accordance with the Specifications be able to withstand any such events; or

                18.8.3 non-integral items normally consumed in operation or which has a normal life inherently shorter than the Warranty Periods (e.g.,
                                                                      ----
fuses, lamps, magnetic tape); or

                18.8.4 damages or defects resulting directly from third party equipment, provided that this shall in no event limit the Vendor's obligations as to interoperability pursuant to the terms of this Contract;

                18.8.5 Equipment which have had their serial numbers or months and year of manufacture removed or obliterated by the Owner; or

                18.8.6 failures or deficiencies in BTS performance or System optimization resulting solely from changed environmental conditions or unauthorized changes to the System by Owner, or changes not consented to by Owner including, but not limited to, the growth of trees and other foliage, the erection of buildings, and interference from third party radio transmissions not otherwise engineered for by the Vendor;

except when any such damage or defects are made, done or caused by the Vendor or any of its Subcontractors, their respective agents and employees.

        18.9 Third Party Warranties. If the Vendor purchases or subcontracts for
             ----------------------
the manufacture of any part of a System or the performance of any of the Services to be provided hereunder from a third party, the warranties given to the Vendor by such third party shall inure, to the extent assigned to the Owner pursuant to this Section 18 or permitted by law, to the benefit of the Owner, and the Owner shall have the right, at its sole discretion, to enforce such warranties directly and/or through the Vendor. The warranties of such third parties shall be in addition to and shall not, unless otherwise expressly stated herein, be in lieu of any warranties given by the Vendor under this Contract.

        18.10 Additional Sites. In the event that under the remedy provisions of
              ----------------
this Section 18 the Vendor is required to provide additional MSC and/or BTS's requiring additional Sites, the Owner shall be responsible for all Site Acquisition.

        18.11 EXCLUSIVE REMEDIES. THE FOREGOING EQUIPMENT, SERVICES, SOFTWARE
              ------------------
AND EXPANSIONS WARRANTIES AND REMEDIES ARE EXCLUSIVE FOR THE PURPOSES OF ANY BREACH BY THE VENDOR OF ANY SUCH WARRANTY AND ARE IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

        SECTION 19.  INSURANCE

        19.1 Insurance. The Vendor shall maintain insurance in accordance with
             ---------
the provisions set forth in Exhibit Q.

        SECTION 20.  INDEMNIFICATION AND LIMITATION OF LIABILITY

        20.1  Indemnity.  Vendor agrees to indemnify, defend and hold harmless
              ---------
Owner and its affiliates and their respective directors, officers, employees, agents, successors and assigns, from Losses and threatened Losses arising from, in connection with, or based on allegations of, any of the following:

        (a) Vendor's failure to observe or perform any duties or obligations to Subcontractors or any third parties within the reasonable contemplation of this Contract;

        (b) the death or bodily injury of any agent, employee, customer, business invitee or any other person caused by the tortious conduct (including without limitation negligence, willful misconduct or breach of warranty) or strict liability of Vendor, any Subcontractor or its or their respective employees, contractors, agents or representatives;

        (c) the damage, loss or destruction of any real or tangible personal property caused by the tortious conduct (including without limitation negligence, willful misconduct or breach of warranty) or strict liability of Vendor, any Subcontractor or its or their respective employees, contractors, agents or representatives; or

        (d) any claim, demand, charge, action, cause of action or other proceeding asserted against Owner but arising out of or resulting from an act or omission of Vendor, any Subcontractor or its or their respective employees, contractors, agents or representatives in its or their respective capacities as an employer.

        20.2 Claim for Losses. If a Claim is to be made by a party entitled to
             ----------------
indemnification hereunder against the Vendor, the party claiming such indemnification shall give a Claim Notice to the Vendor as soon as practicable after the party entitled to indemnification becomes aware of any fact, condition or event which may give rise to Losses for which indemnification may be sought under this Agreement, provided, however, no delay on the part of the Owner in notifying the Vendor shall relieve the Vendor from any obligation hereunder unless (and then solely to the extent) the Vendor is thereby materially prejudiced. If any lawsuit or enforcement action is filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the Vendor as promptly as practicable (and in any event within fifteen (15) calendar days after the service of the citation or summons). The Vendor shall be entitled, if it so elects, (i) to defend such lawsuit or action, (ii) to employ and engage attorneys of its own choice to handle and defend the same, at the Vendor's cost, risk and expense, and (iii) to compromise or settle such Claim, which compromise or settlement shall be made only with the written consent of the Owner (which may not be unreasonably withheld), unless such compromise or settlement includes an unconditional release of any claims against the Owner in which event such written consent of the Owner shall not be required. If the Vendor fails to assume the defense of such Claim within fifteen (15) calendar days after receipt of the Claim Notice, the Owner against which such Claim has been asserted will (upon delivering notice to such effect to the Vendor) have the right to undertake, at the Vendor's cost and expense, the defense, compromise or settlement of such Claim on behalf of and for the account and risk of the Vendor. In the event the Owner assumes the defense of the Claim, the Owner will keep the Vendor reasonably informed of the progress of any such defense, compromise or settlement. The Vendor shall be liable for any settlement of any action effected pursuant to and in accordance with this Agreement and for any final judgment (subject to any right of appeal), and the Vendor agrees to indemnify and hold harmless the Owner from and against any Losses by reason of such settlement or judgment.

        20.3 Limitation On Liability. THE ENTIRE LIABILITY OF VENDOR FOR ANY
             -----------------------
CLAIM, LOSS, DAMAGE OR EXPENSE OF OWNER OR ANY OTHER ENTITY ARISING OUT OF THIS CONTRACT, OR THE USE OR PERFORMANCE OF ANY PRODUCT OR SERVICE, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT OR TORT, INCLUDING NEGLIGENCE, INDEMNITY OR STRICT LIABILITY, SHALL BE EXPRESSLY SET FORTH HEREIN AND AS
FOLLOWS:

     1. FOR INFRINGEMENT, THE REMEDIES SET FORTH IN SECTION 15;

     2. FOR THE NON-PERFORMANCE OF PRODUCTS OR SERVICES DURING THE WARRANTY PERIOD, THE REMEDIES SET FORTH IN THE APPLICABLE CLAUSE OF SECTION 18;

     3. FOR DELAYS ATTRIBUTABLE TO FAILURE TO ACHIEVE A GUARANTEED SUBSTANTIAL COMPLETION DATE OR FAILURE TO SATISFY THE CAPACITY GUARANTEE, THE REMEDIES SET FORTH IN SECTION 16; PROVIDED THAT THE AGGREGATE OF THE DAMAGES WITH RESPECT TO THE FOREGOING SHALL NOT

        EXCEED AN AMOUNT EQUAL TO [*] OF THE AGGREGATE AMOUNTS OF ALL PURCHASE ORDERS WITH RESPECT TO ALL SYSTEMS; AND PROVIDED FURTHER THAT FOR PURPOSES OF QUANTIFYING THE DAMAGES FOR A FAILURE TO SATISFY THE CAPACITY GUARANTEE, THE ADDITIONAL EQUIPMENT FURNISHED BY THE VENDOR AT NO CHARGE TO THE OWNER SHALL BE VALUED AT THE PURCHASE PRICES FOR SUCH EQUIPMENT SET FORTH IN THIS CONTRACT AND, AS SO VALUED, SHALL BE DEEMED TO BE DAMAGES FOR PURPOSES OF THIS SUBSECTION; AND

     4. EXCEPT AS PROVIDED IN PARAGRAPH 5 BELOW, FOR EVERYTHING OTHER THAN AS SET FORTH ABOVE, VENDOR'S TOTAL LIABILITY TO THE OWNER, WHETHER IN CONTRACT OR IN TORT (INCLUDING BREACH OF WARRANTY, NEGLIGENCE AND STRICT LIABILITY) SHALL BE LIMITED TO AN AMOUNT EQUAL TO [*] OF THE AGGREGATE AMOUNT OF ALL PURCHASE ORDERS ISSUED UNDER THIS CONTRACT.

     5. THE LIMITATION SET FORTH IN PARAGRAPH 4 ABOVE SHALL NOT APPLY WITH RESPECT TO (i) CLAIMS OF BREACH OF CONFIDENTIALITY, (ii) CLAIMS SUBJECT TO INDEMNIFICATION PURSUANT TO SUBSECTION 20.1 ABOVE OR PATENT INFRINGEMENT PROVISIONS OF THIS CONTRACT, OR (iii) FAILURE TO COMPLY WITH APPLICABLE LAWS.

     6. NOTWITHSTANDING ANY OTHER PROVISION OF THIS CONTRACT, NEITHER PARTY, NOR THEIR AFFILIATES NOR THEIR EMPLOYEES, DIRECTORS, OFFICERS AND SUPPLIERS SHALL BE LIABLE FOR THE OTHER PARTY'S INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS, REVENUES OR SAVINGS ARISING OUT OF THIS CONTRACT OR THE USE OR PERFORMANCE OF ANY PRODUCTS OR SERVICES OR, EXCEPT AS SET FORTH ABOVE, FOR DAMAGES IN EXCESS OF THE AGGREGATE AMOUNT OF ALL PAYMENTS MADE TO THE VENDOR HEREUNDER. THIS CLAUSE SHALL SURVIVE FAILURE OF AN EXCLUSIVE OR LIMITED REMEDY.


        SECTION 21.  REPRESENTATIONS AND WARRANTIES

        21.1 Representations and Warranties of the Parties. The parties hereby
             ---------------------------------------------
represent and warrant as follows:

                21.1.1 Due Organization. Each party represents and warrants to
                       ----------------
the other party that the representing party is a corporation duly incorporated, validly existing


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its business and properties and to carry on its business as such business is now being conducted and is duly qualified to do business in all jurisdictions in which the transaction of its business in connection with the performance of its obligations under this Contract makes such qualification necessary or required.

                21.1.2 Due Authorization; Binding Obligation. Each party
                       -------------------------------------
represents and warrants to the other party that the representing party has full corporate power and authority to execute and deliver this Contract and to perform its obligations hereunder, and the execution, delivery and performance of this Contract by the representing party have been duly authorized by all necessary corporate action on the part of the party; this Contract has been duly executed and delivered by such party and is the valid and binding obligation of the party enforceable in accordance with its terms, except as enforcement thereof may be limited by or with respect to the following: (i) applicable insolvency, moratorium, bankruptcy, fraudulent conveyance and other similar laws of general application relating to or affecting the rights and remedies of creditors; (ii) application of equitable principles (whether enforcement is sought in proceedings in equity or at law); and (iii) provided the remedy of specific enforcement or of injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

                21.1.3 Non-Contravention. Each party represents and warrants to
                       -----------------
the other party that the execution, delivery and performance of this Contract by the representing party and the consummation of the transactions contemplated hereby will not contravene its certificate of incorporation or by-laws and will not conflict with or result in (i) a breach of or default under any material indenture, mortgage, lease, agreement, instrument, judgment, decree, order or ruling applicable to it or by which it or any of its properties is bound or affected, or (ii) a breach by the representing party of any Applicable Law.

                21.1.4 Regulatory Approvals. Vendor represents and warrants to
                       --------------------
Owner that all authorizations by, approvals or orders by, consents of, notices to, filings with or other acts by or in respect of any Governmental Entity or any other Person required in connection with the execution, delivery and performance of this Contract by the Vendor have been obtained or shall be obtained in due course.

                21.1.5 Non-Infringement. Vendor represents and warrants to Owner
                       ----------------
that to the best of Vendor's knowledge after reasonable investigation, as of the Effective Date there are no actual claims or threatened or actual suits in connection with patents or other Intellectual Property Rights that could materially adversely affect it's the Vendor's ability to perform its obligations under this Contract.

                21.1.7 Requisite Knowledge. Vendor represents and warrants to
                       -------------------
Owner that that Vendor has all requisite knowledge, know-how, skill, expertise and experience to satisfy its obligations in accordance with the terms of this Contract.

                21.1.8 Financial Capacity. Vendor represents and warrants to
                       ------------------
Owner that Vendor has the financial, management and manufacturing capacity and capabilities to satisfy its obligations in a timely manner in accordance with the terms of this Contract.


        SECTION 22.  TITLE AND RISK OF LOSS

        22.1 Title. Title to Equipment shall pass to the Owner upon shipment of
             -----
such Equipment to the location specified in the Exhibits.

        22.2 Risk of Loss. Except as otherwise provided in Section 5.1 (a)(ii),
             ------------
Risk of loss or damage of any Products furnished to the Owner in connection with this Contract shall pass from the Vendor to the Owner upon the later of (i) delivery of such Products to the Sites; or, (ii) if Vendor is responsible for Site Preparation, the date of the Site Preparation Substantial Completion Certificate; provided that during the period a party has the risk of loss or damage to an item, nothing in this Section 22.2 shall relieve the other party of responsibility for loss or damage to the item resulting from the acts or omissions of the other party, its employees, or agents.


        SECTION 23.  DISPUTE RESOLUTION

        23.1 Dispute Resolution. In the event any controversy, claim, dispute,
             ------------------
difference or misunderstanding between the Owner and the Vendor arises out of or relates to this Contract, any term or condition hereof, any of the Work to be performed hereunder or in connection herewith, each party shall designate managers to meet and negotiate in good faith in an attempt to amicably resolve such controversy, claim, dispute, difference or misunderstanding in writing. Such managers shall meet for this purpose within ten (10) Business Days, or such other time period mutually agreed to by the parties, after written notice from either party. If the parties are unable to resolve the controversy, claim, dispute, difference or misunderstanding through good faith negotiations within ten (10) Business Days after such meeting or meetings, each party shall, within five (5) Business Days after the expiration of such ten (10) Business Day period, prepare a written position statement which summarizes the unresolved issues and such party's proposed resolution. Such position statement shall be delivered by the Vendor to the Owner's Chief Executive Officer and by the Owner to the Vendor's corresponding officer or representative for resolution within
(5) Business Days, or such other time period mutually agreed to by the parties.

        23.2 Tolling. All applicable statutes of limitation shall be tolled to
             -------
the extent permitted by Applicable Law while the dispute resolution procedures specified in this Section 23.2 are pending, and nothing herein shall be deemed to bar any party from taking such action as the party may reasonably deem to be required to effectuate such tolling.

        SECTION 24.  TERMINATION AND EVENTS OF DEFAULT

        24.1 Termination Without Cause. The Owner may, at its sole option,
             -------------------------
terminate this Contract, in its entirety, for convenience upon ninety (90) days' prior written notice at any time. Any Purchase Orders issued prior to any such termination above shall remain in effect and shall be fulfilled to the extent that such orders are outstanding as of the date of such termination. In the event that at the time of such termination the aggregate amount of all Purchase Orders delivered to Vendor under this Contract (the "Aggregate Purchase Orders")
                                                     -------------------------
is less than One Hundred Million Dollars ($100,000,000), Owner shall pay to the Vendor the lesser of (i) the difference between One Hundred Million Dollars ($100,000,000) and the Aggregate Purchase Orders; or (ii) the aggregate amounts of the Products and Services furnished by Vendor pursuant to Exhibits B-2 and B-3 prior to the date of such termination.

        24.2 Termination for Cause. The Owner shall have the right to terminate
             ---------------------
this Contract in its entirety (except as otherwise set forth in clause (g) below) without any penalty or payment obligation, except as provided in subsection 24.5 below, upon the occurrence of any of the events of default (each a "Vendor Event of Default") as set forth below:
   -----------------------

        (a) the Vendor (i) files a voluntary petition in bankruptcy or has an involuntary petition in bankruptcy filed against it that is not dismissed within sixty (60) days of such involuntary filing, (ii) admits the material allegations of any petition in bankruptcy filed against it, (iii) is adjudged bankrupt, (iv) is unable generally to pay its debts as they mature, (v) makes a general assignment for the benefit of its creditors, or if a receiver is appointed for all or a substantial portion of its assets and is not discharged within sixty
(60) days after his appointment, or (vi) the Vendor commences any proceeding for relief from its creditors in any court under any state insolvency statutes; or

        (b) the Vendor disregards or violates any Applicable Laws or Applicable Permits which has a material adverse effect on the business, financial condition or operations of Owner or on any of its Systems ("Material Adverse Effect"); or
                                                  -----------------------

        (c)  the Vendor allows material Defects and Deficiencies to exist; or

        (d) the Vendor fails to fulfill its obligations with respect to the satisfaction, discharge or bonding of liens as set forth herein; or

        (e) the Vendor abandons or ceases for a period in excess of thirty (30) days its performance of the Work (except as a result of Force Majeure or a casualty which is fully covered by insurance or as to which other provisions reasonably acceptable to the Owner are being diligently pursued); or

        (f) the Vendor assigns or subcontracts Work other than as provided for in this Contract which has a Material Adverse Effect; or

        (g) the Vendor misses the Guaranteed Substantial Completion Date for any given System by a period in excess of one hundred-fifty (150) days; provided
                                                                    --------
that in such case the Owner shall have the right, but not the obligation, to
----
terminate this Contract with respect to only that System in which such delay occurred; and provided further that such failure to achieve such date was not caused by (i) a Force Majeure event and/or (ii) any act or omission of the Owner; or

        (h) if an event of Force Majeure prevents the Vendor from performing its obligations under this Contract for a period exceeding sixty (60) days, the Owner may, upon prior written notice to the Vendor, terminate this Contract in accordance with the Force Majeure provisions above; or

        (i) the Vendor otherwise materially breaches any provision of this Contract.

        24.3 Remedies. (a) If any of the Vendor Events of Default exists, the
             --------
Owner may, in addition to and without prejudice to any other rights or remedies of the Owner in this Contract or at law or in equity, terminate this Contract upon written notice to the Vendor; provided, however, that the Owner shall have first provided to the Vendor the following periods of notice and opportunity to cure:

                (i) in the case of a Vendor Event of Default specified in the foregoing clauses (a) or (b), no notice or opportunity to cure shall be required from the Owner; and

                (ii) in the case of any other Vendor Event of Default, the Owner shall have provided thirty (30) days' prior written notice, and the Vendor shall have failed (i) to commence to cure the default within five (5) Business Days of delivery of such notice, and (ii) to diligently pursue such cure and remedy the breach entirely.

        (b) If the Owner elects to terminate this Contract, the Owner may, in addition to and without prejudice to any other rights or remedies of the Owner in this Contract or of law or in equity, do one or more of the following:

                (i) require Vendor, at no additional charge to Owner, to complete or assist others with the completion of all ordered but unfinished Work, including the sharing with Owner and others all relevant engineering and design data, procurement data, manufacturing data, construction and erection data, start-up and testing data, materials, and Products that shall become part of such unfinished System and/or the specified Systems, which Vendor would otherwise have been required to deliver to Owner pursuant to the terms of this Contract but for the breach, under reasonably appropriate non-disclosure agreements; or

                (ii) direct that the Vendor assign its Subcontractor agreements to the Owner without any change of price or conditions therein or penalty or payment therefor.

        (c) In the event of any termination of this Contract by Owner in connection with a Vendor Event of Default, Owner shall have no liability for any failure to satisfy the Minimum Purchase Commitment prior to such termination.

        24.4 Discontinuance of Work. Upon such notification of termination, the
             ----------------------
Vendor shall immediately discontinue all of the Work (unless such notice of termination directs otherwise), and, as more fully set forth in subsection 24.3(b), deliver to the Owner copies of all data, drawings, specifications, reports, estimates, summaries, and such other information, and materials as may have been accumulated by the Vendor in performing the Work, whether completed or in process, which Vendor would otherwise have been required to deliver to Owner pursuant to this Contract but for the breach. Furthermore, the Vendor shall assign, assemble and deliver to the Owner all purchase orders and Subcontractor agreements requested by the Owner.

        24.5 Payments. If the Owner terminates this Contract pursuant to
             --------
subsection 24.2, the Vendor shall not be entitled to receive further payment other than payments due and payable under this Contract and not subject to dispute prior to such termination (provided that any such disputed amounts shall
                                   -------- ----
be paid by the Owner when and if such dispute is in fact resolved). Notwithstanding anything herein to the contrary, the Owner may withhold payments, if any, to the Vendor for the purposes of offset of amounts owed to the Owner pursuant to the terms of this Contract until such time as the exact amount of damages due the Owner from the Vendor is fully determined by a court of competent jurisdiction.

        24.6 Continuing Obligations. Termination of this Contract for any reason
             ----------------------
(i) shall not relieve either party of its obligations with respect to the confidentiality of the Proprietary Information as set forth in subsection 26.18,
(ii) shall not relieve either party of any obligation which applies to it and which expressly or by implication survives termination, and (iii) except as otherwise provided in any provision of this Contract expressly limiting the liability of either party, shall not relieve either party of any obligations or liabilities for loss or damage to the other party arising out of or caused by acts or omissions of such party prior to the effectiveness of such termination or arising out of its obligations as to portions of the Work already performed or of obligations assumed by the Vendor prior to the date of such termination.

        24.7  Vendor's Right to Terminate.  The Vendor shall have the option to
              ---------------------------
terminate this Contract without any penalty or payment obligations, other than undisputed payment obligations outstanding as of the date of any such termination pursuant to the terms of this Contract if:

        (a) the Owner (i) files a voluntary petition in bankruptcy or has an involuntary petition in bankruptcy filed against it that is not dismissed within sixty (60) days of such involuntary filing, (ii) admits the material allegations of any petition in bankruptcy filed against it, (iii) is adjudged bankrupt, (iv) makes a general assignment for the benefit of its creditors, or if a receiver is appointed for all or a substantial portion of its assets and is not discharged within sixty (60) days after his appointment, or (v) commences any proceeding for relief from its creditors in any court under any state insolvency statutes, and any such filing, proceeding, adjudication or assignment as described herein above shall otherwise materially impair the Owner's ability to perform its obligations under this Contract; or

        (b) the Owner fails to make payments of undisputed amounts due to the Vendor pursuant to the terms of this Contract which are more than sixty (60) days overdue, provided that such failure has continued for at least thirty (30)
              -------- ----
days after the Vendor has notified the Owner of its right and intent to so terminate on account of such overdue amount; and provided, further, that such failure to make undisputed payments to Vendor shall not arise out of or relate to a termination of or credit restrictions under the Vendor Financing, or

        (c) the Owner materially breaches any provision of this Contract other than a breach to which Section 24.7(b) is applicable, and after the Vendor having provided thirty (30) days' prior written notice, the Owner shall have failed (i) to commence to cure the default within five (5) Business Days of delivery of such notice, and (ii) to diligently pursue such cure and remedy the breach entirely.

        24.8 Special Termination Events. (a) In the event that funds sufficient
             --------------------------
to finance Owner's obligations under this Contract are not available to Owner under the Vendor Financing as a result of the limitations imposed by Vendor by the definition of Available Commitment in the Vendor Financing, then i) each party's obligation to perform shall be suspended except for those obligations contained in Sections 2.8, 12, 13, 14, 15, 16.3, 18, 19, 20, 23, 24, and 26, or
as otherwise required by law, and ii) if the cap remains in place for more than thirty (30) days, Owner shall be released from any obligations to purchase Equipment and Services under this Contract.

        (b) If at any time after the Effective Date any material change shall have occurred in any Applicable Law or in the interpretation thereof by any Governmental Entity, or there shall be rendered any decision in any judicial or administrative case or proceeding, in either case which, in the reasonable opinion of the Owner would make the Owner's use of any part of any System illegal or would subject the Owner or any of its Affiliates to any material penalty, other material liability or onerous condition or to any burdensome regulation by any Governmental Entity or otherwise render the use of such System economically nonviable, then, with respect to such System, or affected part thereof, or with respect to all Systems if so affected, the Owner may terminate this Contract without charge or penalty of any kind; provided that (i) the Owner
                                                     -------- ----
gives the Vendor prior written notice of any such change or decision and (ii) that the Owner uses its reasonable efforts for a reasonable time to reverse or ameliorate such change or decision to the extent possible or practical prior to declaring such termination. In the event of a termination pursuant to this subsection, payment obligations incurred by the Owner for Work actually done or Products or Services actually delivered by the Vendor prior to such termination pursuant to this Contract shall be payable by the Owner to the Vendor on the same terms and subject to the limitations set forth in subsection 24.8(a) above.

        SECTION 25.  SUSPENSION

        25.1 Owner's Right to Suspend Work. The Owner may at any time issue a
             -----------------------------
Change Order to the Vendor to suspend all or any part of the Work for such period of time as the Owner may reasonably determine to be appropriate. Any such Change Order shall be handled in accordance with the provisions of Section 11 hereof.


        SECTION 26.  MISCELLANEOUS

        26.1 Amendments. The terms and conditions of this Contract may only be
             ----------
amended by mutually agreed contract amendments. Each amendment shall be in writing and shall identify the provisions to be changed and the changes to be made. Contract amendments shall be signed by duly authorized representatives of each of the Vendor and the Owner.

        26.2 Owner Liabilities. Vendor understands and agrees that no third
             -----------------
party shall guarantee or otherwise be in any way liable with respect to any obligations or liabilities of the Owner or any of its affiliates pursuant to this Contract.

        26.3 Offset. The Vendor hereby waives any right of offset of amounts
             ------
owed by the Owner to the Vendor pursuant to the terms of this Contract.

        26.4 Assignment. The Owner may assign this Contract, or any part hereof,
             ----------
to any affiliate of Owner without the Vendor's approval or consent. Subject to the foregoing and except as otherwise permitted herein, neither this Contract nor any portion hereof may be assigned by either party without the express prior written consent of the other party. The Owner may, without the consent of the Vendor, collaterally assign its rights hereunder (including, but not limited to, all licenses with respect to the Software) to any or all parties providing financing for any part of a System for the benefit of the Vendor and one or more other entities providing financing for any part of a System or similar arrangement for the benefit of the Vendor and one or more other entities providing for the financing for any part of a System, in either case, which arrangement, as the case may be, is reasonably acceptable to the Vendor in accordance with the terms of the financing documents. If requested by the Owner, the Vendor shall within seven (7) calendar days of such request provide a written consent to any such assignment; provided that such consent shall permit
                                        -------- ----
reassignment if the financing parties exercise their remedies under the documents for such financing subject to reasonable standards as to (i) the creditworthiness of the assignee and (ii) the fact that the assignee is not at such time a direct competitor of the Vendor involved in the manufacture of communications equipment, software or related services. The foregoing rights and obligations are in addition to those set forth elsewhere in this Contract. Any attempted assignment in violation of the terms of this Contract shall be null and void. Subject to the foregoing, this Contract shall bind and inure to the benefit of the parties to this Contract, their successors and permitted assigns.

        26.5 Notices. Except as otherwise expressly stated herein, all notices,
             -------
requests, demands and other communications which are required or may be given under this Contract shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service; and three (3) days after sending, if sent by certified or registered mail, postage prepaid, return receipt requested. All notices (except for those regarding the completion of Services and acceptance of Systems and Service, which shall be delivered to the Owner's Regional Director in the region to which the notice pertains) shall be addressed as follows:

        If to the Owner:

                  CRICKET COMMUNICATIONS, INC.
                  10307 Pacific Center Court
                  San Diego, California  92121
                  Attention: Chief Executive Officer

                  With a copy to:
                  Sr. Vice President, General Counsel
                  10307 Pacific Center Court
                  San Diego, California 92121

                  Telephone: (858) 882-6000
                  Facsimile: (858) 882-6080

        If to the Vendor:

                  Lucent Technologies Inc.
                  5440 Millstream Road
                  Room E2N32
                  Mcleansville, NC 27301

                  Attention: Contract Manager
                  Telephone: (336) 279-5971
                  Facsimile:  (336) 279-6544

By written notice provided pursuant to this subsection, either party may change its designated addressee for purposes of giving notices under this Contract.

        26.6 Governing Law. This Contract is governed by the laws of the State
             -------------
of California, without regard to principles of conflict of laws. This Contract shall be deemed to be made and executed in the State of California.

        26.7 Remedies. Subject only to the limitations on liability contained in
             --------
Section 20.3, each party shall be entitled to pursue any and all rights and remedies that are available at law or in equity.

        26.8 Consent to Jurisdiction. Each party to this Contract, by its
             -----------------------
execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court located in the Southern District of California or the state courts of the State of California located in San Diego, California for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Contract or relating to the subject matter hereof, (ii) hereby waives, to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that-any such proceeding brought in one of the above-named courts is improper, or that this Contract or the subject matter hereof may not be enforced in or by such court, and (iii) hereby agrees not to commence any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Contract or relating to the subject matter hereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Each party hereby consents to service of process in any such proceeding in any manner permitted by California law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified herein.

        26.9 Compliance with Law. The Owner and the Vendor shall (a) comply with
             -------------------
all Applicable Laws in the performance of this Contract, including, without limitation, the laws and regulations of the United States Department of Commerce, State Department and the Federal Communications Commission and any other applicable agency or department.

        26.10 Headings. The headings given to the Sections and subsections
              --------
herein are inserted only for convenience and are in no way to be construed as part of this Contract or as a limitation of the scope of the particular Section or subsection to which the title refers.

        26.11 Severability. Whenever possible, each provision of this Contract
              ------------
shall be interpreted in such a manner as to be effective and valid under such applicable law, but, if any provision of this Contract shall be held to be prohibited or invalid in any jurisdiction, the remaining provisions of this Contract shall remain in full force and effect and such prohibited or invalid provision shall remain in effect in any jurisdiction in which it is not prohibited or invalid.

        26.12 Waiver. Unless otherwise specifically provided by the terms of
              ------
this Contract, no delay or failure to exercise a right resulting from any breach of this Contract shall impair such right or shall be construed to be a waiver thereof, but such right may be exercised from time to time as may be deemed expedient. If any representation, warranty or covenant contained in this Contract is breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and not be deemed to waive any other breach under this Contract.

        26.13 Public Statements and Advertising. (a) Neither party shall issue
              ---------------------------------
any public statement (or any private statement unless required in the performance of the Work) relating to or in any way disclosing any aspect of the Work or any System including the scope, the specific terms of this Contract, extent or value of the Work or any System. Express written consent of the other party is required prior to the invitation of or permission to any reporter or journalist to enter upon the System or any part thereof. The Vendor agrees not to use for publicity purposes any photographs, drawings and/or materials describing any System without obtaining the prior written consent of the Owner, which consent shall not be unreasonably withheld. The Owner agrees not to use for publicity purposes any photographs, drawings and/or materials describing the Vendor's products and services without obtaining the prior written consent of the Vendor, which consent shall not be unreasonably withheld. This subsection shall not prohibit the provision of necessary information to prospective Subcontractors and the Vendor's or the Owner's personnel, agents or consultants or other disclosures which are required by Applicable Law, including without limitation federal and state securities laws and regulations. All other such public disclosures by a party require the written consent of the other party.

        (b) Each party shall submit to the other proposed copies of all advertising (other than public statements or press releases) wherein the name, trademark or service mark of the other party or its affiliates is mentioned; and neither party shall publish or use such advertising without the other party's prior written approval. Such approval shall be granted as promptly as possible and shall not be unreasonably withheld. The parties acknowledge that the obtaining of prior written approval for each such use pursuant to this subsection may be an administrative burden. At the request of either party, the Owner and the Vendor shall establish mutually acceptable guidelines for the uses specified therein. Such guidelines shall be subject to change from time to time at the reasonable request of either party.

        26.14 Records and Communications. Procedures for keeping and
              --------------------------
distributing orderly and complete records of the Work and its progress are stated in the Exhibits. The procedures so established shall be followed throughout the course of the Work unless the Owner and the Vendor mutually agree in advance in writing to revise the procedures. Procedures for communications among the Owner and the Vendor are stated in the Exhibits. The procedures so established shall be followed throughout the course of the Work unless the Owner and the Vendor mutually agree in advance and in writing to revise such procedure.

        26.15 Ownership of Specifications. The Specifications shall constitute
              ---------------------------
the Proprietary Information of each party to the extent of each party's contribution to the Specifications. Neither party shall use those parts of the Specifications contributed by the other party or any part of the Proprietary Information of the other party for any purpose other than fulfilling or exercising their respective rights or obligations under this Agreement.

        26.16 Financing Requirements. The Vendor acknowledges that the
              ----------------------
attainment of financing for construction of the System may be subject to conditions that are customary and appropriate for the providers of such financing. Therefore, the Vendor agrees to promptly consider any reasonable amendment to or modification or assignment of this Contract required by such providers (including, without limitation, any pertinent industrial development authority or other similar governmental agency issuing bonds for financing of the System) which do not materially modify the scope of the Vendor's Work in order to obtain such financing. In the event that any such amendment or modification materially increases the Vendor's risk or costs hereunder, the Owner and the Vendor shall negotiate in good faith to adjust pricing matters, and to equitably adjust such other provisions of this Contract, if any, which may be affected thereby, to the extent necessary to reflect such increased risk or costs. In no event shall the Vendor be required to accept any modification or amendment pursuant to this subsection, providing Vendor has a commercially reasonable basis for such refusal.

        26.17 Owner Review, Comment and Approval. To the extent that various
              ----------------------------------
provisions of this Contract provide for the Owner's review, comment, inspection, evaluation, recommendation or approval, the Owner may at its option do so in conjunction and/or consultation with the Vendor. To the extent that this Contract requires the Owner to submit, furnish, provide or deliver to the Vendor any report, notice, Change Order, request or other items, the Owner may at its option and upon written notice to the Vendor designate a representative to submit, furnish, provide or deliver such items as the Owner's agent therefor. To the extent that various provisions of this Contract provide that the Owner may order, direct or make requests with respect to performance of the Work or is provided access to the System sites or any other site, the Owner may at its option and upon written notice to the Vendor authorize a representative to act as the Owner's agent therefor. Upon receipt of such notice, the Vendor shall be entitled to rely upon such authorization until the Vendor receives a superseding written notice from the Owner.

        26.18 Confidentiality. (a) All information which is identified as
              ---------------
proprietary or confidential by the disclosing party, including without limitation all oral and written information (including, but not limited to, determinations or reports by arbitrators pursuant to the terms of this Contract), disclosed to the other party is deemed to be confidential, restricted and proprietary to the disclosing party (hereinafter referred to as "Proprietary
                                                                     -----------
Information"). Each party agrees to use the Proprietary Information received
-----------
from the other party only for the purpose of this Contract. Except as specified in this Contract, no other rights, and particularly licenses, to trademarks, inventions, copyrights, patents, or any other intellectual property rights are implied or granted under this Contract or by the conveying of Proprietary Information between the parties. Proprietary Information supplied is not to be reproduced in any form except as required to accomplish the intent of, and in accordance with the terms of, this Contract. The receiving party shall provide the same care to avoid disclosure or unauthorized use of Proprietary Information as it provides to protect its own similar proprietary information but in no event shall the receiving party fail to use reasonable care under the circumstances to avoid disclosure or unauthorized use of Proprietary Information. All Proprietary Information shall be retained by the receiving party in a secure place with access limited to only such of the receiving party's employees, subcontractors or agents who need to know such information for purposes of this Contract and to such third parties as the disclosing party has consented to by prior written approval. All Proprietary Information, unless otherwise specified in writing (i) remains the property of the disclosing party, (ii) shall be used by the receiving party only for the purpose for which it was intended, and (iii) such Proprietary Information, including all copies of such information, shall be returned to the disclosing party or destroyed after the receiving party's need for it has expired or upon request of the disclosing party, and, in any event, upon termination of this Contract. At the request of the disclosing party, the receiving party shall furnish a certificate of an officer of the receiving party certifying that Proprietary Information not returned to disclosing party has been destroyed.
For the purposes hereof, Proprietary Information does not include information which:

                (i) is published or is otherwise in the public domain through no fault of the receiving party at the time of any claimed disclosure or unauthorized use by the receiving party;

                (ii) prior to disclosure pursuant to this Contract is properly within the legitimate possession of the receiving party as evidenced by reasonable documentation to the extent applicable;

                (iii) subsequent to disclosure pursuant to this Contract is lawfully received from a third party having rights in the information without restriction of the third party's right to disseminate the information and without notice of any restriction against its further disclosure;

                (iv) is independently developed by the receiving party or is otherwise received through parties who have not had, either directly or indirectly, access to or knowledge of such Proprietary Information;

                (v) is transmitted to the receiving party after the disclosing party has received written notice from the receiving party after termination or expiration of this Contract that it does not desire to receive further Proprietary Information;

                (vi) is obligated to be produced under order of a court of competent jurisdiction or other similar requirement of a Governmental Entity, so long as the party required to disclose the information provides the other party with prior notice of such order or requirement and its cooperation to the extent reasonable in preserving its confidentiality; or

                (vii) the disclosing party agrees in writing is free of such restrictions.

        (b) Because damages may be difficult to ascertain, the parties agree, without limiting any other rights and remedies specified herein, an injunction may be sought against the party who has breached or threatened to breach this subsection. Each party represents and warrants that it has the right to disclose all Proprietary Information which it has disclosed to the other party pursuant to this Contract, and each party agrees to indemnify and hold harmless the other from all claims by a third party related to the wrongful disclosure of such third party's proprietary information.

        26.19 Entirety of Contract; No Oral Change. This Contract and the
              ------------------------------------
Exhibits and Schedules referenced herein constitute the entire contract between the parties with respect to the subject matter hereof, and supersede all proposals, oral or written, all previous negotiations, and all other communications between the parties with respect to the subject matter hereof. No modifications, alterations or waivers of any provisions herein contained shall be binding on the parties hereto unless evidenced in writing signed by duly authorized representatives of both parties as set forth in this Contract.

        26.20 Relationship of the Parties. Nothing in this Contract shall be
              ---------------------------
deemed to constitute either party a partner, agent or legal representative of the other party, or to create any fiduciary relationship between the parties. The Vendor is and shall remain an independent contractor in the performance of this Contract, maintaining complete control of its personnel, workers, Subcontractors and operations required for performance of the Work. This Contract shall not be construed to create any relationship, contractual or otherwise, between the Owner and any Subcontractor, except to establish Owner as a third party beneficiary of the Vendor's contacts with Subcontractors as provided herein.

        26.21 Discretion. Notwithstanding anything contained herein to the
              ----------
contrary, to the extent that various provisions of this Contract call for an exercise of discretion in making decisions or granting approvals or consents, the parties shall be required to exercise such discretion, decision or approvals and in good faith.

        26.22 Non-Recourse. No past, present or future limited or general
              ------------
partner in or of the Owner, no parent or other affiliate of any company comprising the Owner, and no officer, employee, servant, executive, director, agent or authorized representative of any of them (each, an "Operative") shall
                                                             ---------
be liable by virtue of the direct or indirect ownership interest of such Operative in the Owner for payments due under this Contract or for the performance of any obligation, or breach of any representation or warranty made by the Owner hereunder. The sole recourse of the Vendor for satisfaction of the obligations of the Owner under this Contract shall be against the Owner and the Owner's assets and not against any Operative or any assets or property of any such Operative. In the event that a default occurs in connection with such obligations, no action shall be brought against any such Operative by virtue of its direct or indirect ownership interest in the Owner.

        26.23  Improvements, Inventions and Innovations.  All rights in any
               ----------------------------------------
improvements, inventions, and innovations made solely by the Owner shall vest in the Owner, and the Owner and its affiliates shall have the right to exploit such improvements, inventions, and innovations. All rights in any improvements, inventions and innovations made solely by the Vendor shall vest in the Vendor, and the Vendor and its affiliates shall have the right to exploit such improvements, inventions and innovations. All rights in any improvements, inventions and innovations made by the substantial contribution of both parties ("Joint Information") shall vest
                                               -----------------
jointly in both parties. Joint Information does not include any underlying information owned by one of the parties prior to commencement of such joint activities or developed beyond the scope of such joint activities, including Products and Product information, technical information or inventions developed prior to the commencement of any joint activities, developed outside of the scope of such joint activities or developed solely by either party. The rights of joint ownership to such Joint Information shall be rights of full non-exclusive worldwide ownership, including rights to license and transfer. Each party may exploit its rights to the Joint Information independent of the other and may retain all economic benefits thereof, neither party shall have any obligation to account to the other for profits derived from the Joint Information and each party shall have full rights to enforce the Joint Information intellectual property rights against non-authorized users.

        26.24 Attachments and Incorporations. All Schedules and Exhibits
              ------------------------------
attached hereto, are hereby incorporated by reference herein and made a part of this Contract with the same force and effect as though set forth in their entirety herein.

        26.25 Conflicts. In the event of any conflict or inconsistency among the
              ---------
provisions of this Contract and the documents attached hereto and incorporated herein, such conflict or inconsistency shall be resolved by giving precedence to this Contract and thereafter to the Exhibits, Schedules and Specifications.

        26.26 References to Certain Sources. Reference to standard
              -----------------------------
specifications, manuals or codes of any technical society, organization or association or to the laws or regulations of any Governmental Entity, whether such reference is specific or by implication, by this Contract, means the latest standard specification, manual, code, laws or regulations in effect at the time of such reference, except as may be otherwise specifically agreed to by the Owner. However, no provision of any reference, standard, specification, manual or code (whether or not specifically incorporated by reference in this Contract) shall be effective to change the duties and responsibilities of the Owner or the Vendor from those set forth in this Contract; provided that nothing contained in
                                              -------- ----
this Contract shall require the Owner or the Vendor to violate then existing and enforceable Applicable Laws.

        26.27 Counterparts. This Contract may be executed by one or more of the
              ------------
parties to this Contract on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        26.28 Cooperation. Vendor acknowledges that Owner may have one or more
              -----------
third party vendors, contractors and other personnel engaged to provide work, equipment or services to Owner in connection with or related to this Contract. Vendor agrees to reasonably communicate and cooperate with such third parties at all times and, at the request of Owner, coordinate Vendor's and Vendor's Subcontractors' activities hereunder with the activities of such third parties.

        26.29 Survival. Notwithstanding any expiration or termination of this
              --------
Contract, the provisions of Sections 2.8, 12, 13, 14, 15, 18, 20 and 26.18 shall continue in full force and effect.


        THE OWNER AND THE VENDOR HAVE READ THIS CONTRACT INCLUDING ALL SCHEDULES AND EXHIBITS HERETO AND AGREE TO BE BOUND BY ALL THE TERMS AND CONDITIONS HEREOF AND THEREOF.

        IN WITNESS WHEREOF, the parties have executed this Contract as of the date first above written.

                                            VENDOR:

                                            LUCENT TECHNOLOGIES INC,
                                            a Delaware corporation


                                            By:  /s/  Charles M. Many
                                               --------------------------
                                                 Name:  Charles M. Many
                                                 Title:  V.P. Sales


                                            OWNER:

                                            CRICKET COMMUNICATIONS, INC.,
                                            a Delaware corporation


                                            By:  /s/  S.G. Swenson
                                               -----------------------
                                                 Name:  S.G. Swenson
                                                 Title:  President and C.E.O.

                                   EXHIBIT A
                                    to the
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                              SYSTEM DESCRIPTION

Lucent Technologies, Inc. shall provide PCS 1900 mhz CDMA equipment, including MSCs, ECPs, AP's, and base stations for deployment in Cricket Communications, Inc.'s wireless network in the C through F bands.

    Exhibit B to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                 Discount Structure for Cricket Communications

 [Twenty-One Pages of Pricing Lists Deleted Pursuant to Confidential Treatment
                                    Request]

   Exhibit B-1 to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                             Flexent BTS Equipment

[Nine Pages of Pricing Lists Deleted Pursuant to Confidential Treatment Request]

    Exhibit B-2 to the Cricket Communication, Inc. System Equipment Purchase
                                   Agreement

                         PCS CDMA System for Nashville
                           Discounted Pricing Summary

   [Eleven Pages of Pricing Lists Deleted Pursuant to Confidential Treatment
                                    Request]

   Exhibit B-3 to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                        PCS CDMA System for Chattanooga
                           Discounted Pricing Summary

   [Twelve Pages of Pricing Lists Deleted Pursuant to Confidential Treatment
                                    Request]

   Exhibit B-4 to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                           Voice Processing Proposal
            Year One:  [*] Mailboxes (2000) New System Hardware Kit
                                (Nashville, TN)

 [Thirty-Nine Pages of Pricing Lists Deleted Pursuant to Confidential Treatment
                                    Request]

[*] Certain material (indicated by asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

   Exhibit B-5 to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                     Annual Release Maintenance Fee (ARMF)

     [Six Pages of Text Deleted Pursuant to Confidential Treatment Request]

   Exhibit B-6 to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                           Software Feature Packages

  [One Page of Pricing Information Deleted Pursuant to Confidential Treatment
                                    Request]

   Exhibit B-7 to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                                Services Prices

    [Thirteen Pages of Pricing Information Deleted Pursuant to Confidential
                               Treatment Request]

   Exhibit B-8 to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                              Lucent Technologies

  [One Hundred and Six Pages of Pricing Lists Deleted Pursuant to Confidential
                               Treatment Request]

    Exhibit C to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

   [Eleven Pages of Pricing Lists Deleted Pursuant to Confidential Treatment
                                    Request]

    Exhibit D to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                       RF Engineering and Design Pricing

 [Seven Pages of Pricing Information Deleted Pursuant to Confidential Treatment
                                    Request]

                                                                     EXHIBIT E-1
Agency Plan for Outsourced Material Cricket Communications ENHANCED SERVICES ADDENDUM
                                                                    May 16, 2000

Lucent's Agency Plan for Third Party Material Procurement

Lucent's Agency Plan is a value-added option made available to wireless customers purchasing enhanced services from Lucent's Wireless Professional Services organization. This section provides a description of the plan and the benefits to Wireless Operators.

Overview

Contracting with Lucent Technologies to provide Construction Management Services in the deployment of a PCS system extends to Cricket Communications the advantage of using the Lucent Agency Plan. A value-added aspect of the Lucent's Wireless Professional Services Offer, the Lucent Agency Plan offers the convenience of a completely mechanized materials management system and extends to Cricket Communications Lucent's negotiated market level discounts on third-party material with no additional mark-up. Participation in the Agency Plan results in a more effectively managed project using materials which have been selected with Lucent's technical expertise and purchased by Cricket Communications at market level discounts at significant savings over traditional prices.

1.0  Plan Process - Stocked Materials

By engaging Lucent Technologies Construction Management Services, Cricket Communications is eligible to receive Lucent's market level discounts and to receive the benefits of a site materials management system designed specifically for the Wireless Industry. The process by which the plan is enacted and Cricket Communications benefits is described below.

a. The process begins when the Wireless Operator issues Lucent a letter of agency, authorizing Lucent to conduct negotiations with Agency Subcontractors that are suppliers of PCS materials, including Sprint North Supply and other parties mutually agreed to by Lucent and Cricket, and to arrange for pricing, manufacturing, and delivery schedules with third-party vendors.

b. After receipt of a letter of agency, Lucent's Wireless Professional Services team performs a technical evaluation to determine gross cable, antenna, microwave equipment, tower, associated material requirements. Forecasts are prepared to distributors and vendors to firm availability and delivery dates.

c. During the engineering phase of the project, Lucent's Construction Manager will prepare detailed material lists, using the RF design criteria to properly size feeder cables, connectors. Lucent's exclusive PCS Configurator Software will measure calculated performance of the antenna feeder system against RF Design criteria and will immediately flag any deviations for corrective action. The resultant engineered material lists will be consistent with the RF Design.

d. Using the material list provided by Lucent, Cricket prepares a purchase order and submits it to the Agency Subcontractor, using the Lucent Discount Schedule.

e. On receipt of the purchase order, the Agency Subcontractor assembles site kits based on specifications provided by Lucent and ships the kitted material to the job site. The material is held at the nearest distribution center serving Cricket's Market(s) until released for shipment by the Lucent Construction Manager. The Agency Subcontractor will be prepared to ship stocked

                        Lucent Technologies Proprietary
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

                                                                     EXHIBIT E-1
Agency Plan for Outsourced Material Cricket Communications ENHANCED SERVICES ADDENDUM
                                                                    May 16, 2000

orders from inventory within 24 hours of receipt of order. During the period of time that the site materials are held at the distribution center, no staging or warehousing costs are incurred. The Lucent Construction Manager will take full advantage of this option to employ the benefits of just in time material management. Orders will be delivered to Cricket designated site locations forty eight (48) business hours following confirmation of the ship request from the Lucent Construction Manager.

f. In the event that items are required which are not currently stocked, the Agency Subcontractor is empowered to seek discounted pricing on Lucent's behalf from Lucent-approved vendors and will strive to achieve scheduling which will result in twenty four (24) to forty eight (48) hour delivery of product. Stocked material will ship FOB Destination at the fixed discounted rate, eliminating variable shipping costs for Cricket Communications.

The attached discount schedule reflects Cricket's discount for stocked materials delivered to Cricket's markets.

g. Cricket will be invoiced for materials upon shipment. Material invoices will be reviewed by the Lucent Construction Manager for an "OK to Pay" prior to payment to the Agency Subcontractor by Cricket.

h. All material status is tracked using an MS-Access database which is updated from the Agency Subcontractor's central material tracking system. The client software produces all material management reports and provides daily status of site materials. At the completion of the project, Lucent will turn the database over to Cricket for their use for on-going material management.

In conjunction with Lucent's Construction Management Services, Cricket Communications will continue to receive Lucent's stocked material discounts from the Lucent designated Agency Subcontractor following completion of the construction of Cricket's network. This feature will enable Cricket to acquire additional materials needed for maintenance and/or growth at the same discount levels applied during the initial build.

2.0  Materials and Equipment Not Stocked by Distributor

The process for handling non-stocked materials, such as towers, anchor bolts, customized steel components, shelters, microwave radio equipment, and related items is similar, with the major exception that these items are generally drop shipped from the point of manufacture and incur transportation and applicable warehousing charges. Lucent's wireless customers will, however, receive Lucent's negotiated discounts for these items with no additional markup.

As with stocked items, Lucent's construction managers will manage the logistics associated with tracking the material and coordinating delivery to the job site or Cricket Communications' warehouse facility. The availability intervals for non-stocked items are based solely on vendor manufacturing intervals and availability. Lucent will act in good faith to obtain the best availability for such items.

                        Lucent Technologies Proprietary
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

                                                                     EXHIBIT E-1
Agency Plan for Outsourced Material Cricket Communications ENHANCED SERVICES ADDENDUM
                                                                    May 16, 2000

3.0  Materials, Equipment and Services not Included in the Plan

Equipment manufactured by Lucent Technologies or supplied by Lucent as part of an OEM contract with a third party supplier, or other pre-existing agreement, and supplier financed equipment and services are not included in the plan. Material and equipment otherwise qualified for provisioning under the Agency Plan may not qualify if prohibited under the terms of a separate financing agreement.

4.0  Roles and Responsibilities

The roles and responsibilities of Lucent, the Agency Subcontractor, and Cricket Communications are described as follows:

Lucent - As an agent of Cricket Communications, Lucent Construction Services is
------
responsible for the engineering and the preparation of detailed bills of materials in accordance with the network RF design criteria. Lucent will perform material management and will review Agency Subcontractor's invoices prior to payment.

Agency Subcontractor - The Agency Subcontractor is responsible for procurement, stock, material management, warehousing, order assembly, shipping, transportation, tracking and reporting, material invoicing and asset tracking for stocked items.

Cricket - Cricket Communications is responsible for providing Lucent with a
-------
letter of agency, the timely issuance of purchase orders to the Agency Subcontractor / Vendor(s) based on Lucent's prepared Bill of Materials, and for payment of material invoices. Cricket is also required to pay transportation and provide temporary storage for non-stocked items.

5.0  Designated Distributor

Lucent's designated Agency Subcontractor is Sprint North Supply and other parties mutually agreed to by Lucent and Cricket.

6.0  Discount Schedule

Refer to the attached discount schedule for Cricket's percentage discount off of current advertised list price. Included is a typical Bill of Materials produced by Lucent's PCS Configurator software tool.

                        Lucent Technologies Proprietary
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

                                                                     EXHIBIT E-1
Agency Plan for Outsourced Material Cricket Communications ENHANCED SERVICES ADDENDUM
                                                                    May 16, 2000

MATERIAL MANAGEMENT - LUCENT Technologies' AGENCY PLAN

By engaging Lucent Technologies' Construction Management Services, Cricket Communications qualifies to participate in Lucent Technologies' Agency Plan for third party (Non-Lucent Technologies) material provisioning. The material management process identities qualified suppliers, material lists for each cell site, order and material tracking, staging, coordination of deliveries and reporting. Upon completion of the project, a database of information will be furnished to Cricket Communications.

If Cricket Communications elects to participate in Lucent Technologies' Agency Plan, Lucent Technologies will perform these material management tasks at no additional fee only in conjunction with Lucent Technologies' established Agency Plan process. Participation in this plan by Cricket Communications is optional.

Agency Subcontractor - Stocked Material Items

Lucent Technologies will designate the participating Agency Subcontractor for stocked material items. Stocked items include: Antennas, Tilt Brackets, Coaxial Cables, Coaxial Connectors, Electrical and Telecom Pedestals, Grounding Kits, Jumper Cables, Weather Seal Kits, Coaxial cable hanger kits, Angle Adapters, Hoisting Grips and hardware kits.

Third Party Vendors - Non-Stocked Material Items

Lucent Technologies will assemble a list of recommended third party vendors for non-stocked material items for review and approval by Cricket Communications. Non-Stocked material items include towers, tower anchor bolts, anchor bolt templates, shelters, galvanized steel components and hardware, antenna mounting steel, tower modification steel, electronic equipment, BTS mounting frames and civil construction materials not furnished with the site construction.

Stocked Material Items - Forecast

Lucent Technologies will prepare and submit a forecast to the participating Agency Subcontractor for stocked materials required for installation in Cricket Communications network.

Material List Compilation

Upon completion of the construction drawings and consistent with the RF Design and Lucent Technologies BTS equipment requirements, Lucent Technologies will develop detailed lists of material required to construct each cell site.

Purchase Order Approval

Lucent Technologies will submit detailed material lists, with costs, to Cricket Communications for approval. Material costs will be based on Lucent Technologies' market level discounts through the Lucent Technologies designated Agency Subcontractor for stocked items and quoted discounted pricing from third party vendors for non-stocked items.

Purchase Order Submission

Cricket Communications will submit purchase orders to the Agency Subcontractor and third party vendor(s) for procurement and delivery to Cricket Communications sites, storage facility or staging area.


                        Lucent Technologies Proprietary
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

                                                                     EXHIBIT E-1
Agency Plan for Outsourced Material Cricket Communications ENHANCED SERVICES ADDENDUM
                                                                    May 16, 2000

Material Staging - Items Stocked by Lucent Technologies' Designated Agency Subcontractor

Stocked material items will be staged at a distribution center within 48 business hours travel distance by standard overland freight. Stocked materials will be staged by site and will be available for shipment within twenty four
(24) hours after receipt of a valid purchase order.

Material - Items Not Stocked and Procured Directly from Other Vendors

Lucent Technologies make reasonable efforts to coordinate shipments and deliveries of materials to direct to Cricket Communications sites to coincide with site installation requirements. Availability intervals will be as specified by each supplier.

Material Tracking

Lucent Technologies will track the status of all ordered materials, stock and non-stock, from the time valid purchase orders are received by the Agency Subcontractor / vendor(s) and entered into the material tracking database system. All materials provisioned in accordance with the Agency Plan will be added to the tracking database and coordinated by Lucent Technologies' Construction Manager(s). Lucent Technologies' Construction Manager(s) will prepare and submit periodic reports detailing the status of all materials in the tracking system. At the end of construction, Cricket Communications will be furnished with an electronic copy of the data.

Transportation Costs

Stocked materials shipped by Lucent Technologies' participating Agency Subcontractor are shipped F.O.B. destination from the nearest distribution center, and incur no added transportation costs. Transportation costs for non-stocked materials will be billed directly to Cricket Communications by third party vendor(s) in accordance with the purchasing agreements established between Cricket Communications and each vendor.

Invoice Approval and Payment

Lucent Technologies will review Agency Subcontractor invoices prior to payment by Cricket Communications to check that items invoiced were ordered, shipped and delivered in good condition. Lucent Technologies will check invoice costs against established current discount schedules. Lucent Technologies will provide preliminarily approved invoices to Cricket Communications for evaluation, final approval, and payment.

                        Lucent Technologies Proprietary
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

   Exhibit E-2A to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                              Lucent Technologies

      Scope of Work - Construction Management - Mobile Switch Center (MSC)

  [Three Pages of Technical Information Text Deleted Pursuant to Confidential
                               Treatment Request]

   Exhibit E-2B to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                              Lucent Technologies

                    Scope of Work - Construction Management

   [Four Pages of Technical Information Text Deleted Pursuant to Confidential
                               Treatment Request]

   Exhibit E-3A to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                              Lucent Technologies

                     Scope of Work - Construction Services

   [Four Pages of Technical Information Text Deleted Pursuant to Confidential
                               Treatment Request]

  Exhibit E-3B to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                              Lucent Technologies

                 Statement of Work - MSC Construction Services

  [Three Pages of Technical Information Text Deleted Pursuant to Confidential
                              Treatment Request]

  Exhibit E-4A to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                              Lucent Technologies

       Scope of Work - Architectural & Engineering Services - MLA Sites

   [Two Pages of Technical Information Text Deleted Pursuant to Confidential
                              Treatment Request]

  Exhibit E-4B to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                              Lucent Technologies

     Scope of Work - Architectural & Engineering Services - Non MLA Sites

   [Two Pages of Technical Information Text Deleted Pursuant to Confidential
                              Treatment Request]

  Exhibit E-4C to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                              Lucent Technologies

         Statement of Work - MSC Architectural & Engineering Services

  [Four Pages of Technical Information Text Deleted Pursuant to Confidential
                              Treatment Request]

  Exhibit E-5A to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                              Lucent Technologies

                    Scope of Work - Pre-Deployment Services

   [Two Pages of Technical Information Text Deleted Pursuant to Confidential
                              Treatment Request]

  Exhibit E-5B to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                              Lucent Technologies

       Scope of Work - Site Acquisition and Zoning Services - MLA Sites

   [Two Pages of Technical Information Text Deleted Pursuant to Confidential
                              Treatment Request]

  Exhibit E-5C to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                              Lucent Technologies

      Scope of Work - Site Acquisition and Zoning Services - Non MLA Site

  [Three Pages of Technical Information Text Deleted Pursuant to Confidential
                              Treatment Request]

  Exhibit E-5D to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                              Lucent Technologies

            Scope of Work - Site Acquisition - Mobile Switch Center

  [Three Pages of Technical Information Text Deleted Pursuant to Confidential
                              Treatment Request]

   Exhibit E-6 to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                              Lucent Technologies

                    Spectrum Clearing / Microwave Relocation

   [Four Pages of Technical Information Text Deleted Pursuant to Confidential
                               Treatment Request]

   Exhibit E-7 to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                              Lucent Technologies

              Scope of Work - Overall Program / Project Management

    [One Page of Technical Information Text Deleted Pursuant to Confidential
                               Treatment Request]

   Exhibit E-8 to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

             Network Planning and Design Services Statement of Work

    [One Page of Technical Information Text Deleted Pursuant to Confidential
                               Treatment Request]

   Exhibit E-9 to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                                  NetworkCare

                          Statement of Work Agreement

  [Three Pages of Technical Information Text Deleted Pursuant to Confidential
                               Treatment Request]

                                   EXHIBIT F

BTS & MSC INSTALLATION

I.  STATEMENT OF WORK

    1.  GENERAL

The purpose of this section is to describe Owner's and Vendor's responsibilities for the ordering, scheduling, transport, warehousing, testing, delivery, installation and acceptance of BTS and or MSC equipment at one or more sites secured by Owner as part of its RF Network design for a market. In no case should this document supersede the terms and conditions of the base contract. Both parties shall use best efforts to individually and jointly complete activities identified in the following narrative and matrices to accomplish the installation of all BTS' and associated materials to insure the timely and efficient operation of the Owner's network.

    2.  RESPONSIBILITIES

        b.     Owner

               (1). Prior to install - Owner shall, using a "just-in-time"
                    ----------------
               delivery philosophy, issue purchase orders for BTS' and MSC' and related equipment to the Vendor. Owner shall provide Vendor a copy of the Network Design for review by Vendor and incorporation into the production design of equipment for the individual site. Owner shall insure through separate contracts that all local permits and approvals have been secured for the installation of Vendor's equipment at a cell site. All Owner provided antennas, jumper and coax shall be installed and swept prior to or at the time of BTS' equipment installation. All Owner installed power, grounding and air conditioning shall be installed prior to or contemporaneous with the time of MSC/OEM equipment installation to meet Vendor's written specifications. Power and telco shall have been ordered and either installed or scheduled for installation at the site. A ground ring and bar shall be provided to meet Vendor's written specifications. Access and staging areas shall be secured for use by Vendor to carry out their responsibilities.

               (2). During install - Owner shall make available technical staff
                    --------------
               to monitor installation, review and conduct such operational tests as may be agreed upon by Owner and Vendor as part of this installation activity. Owner shall make available, as required, subcontractors to carry out such modifications to the positioning, placement or replacement of antennas, positioning, placement or replacement of existing equipment, cables, coaxial cable and power distribution systems as may be required by Seller to carry out the installation and optimization of their equipment at the site required by Vendor to carry out the optimization of the site.

               (3). Post install - Owner shall conduct mutually agreed to tests
                    ------------
               and inspections deemed necessary in order to accept the installation and operation of the site including review of any and all tests and procedures conducted by Vendor as part of the installation process.

          a.   Vendor

               (1). Prior to install - Vendor shall schedule the production,
                    ----------------
               transport, delivery to any warehousing facilities required by Vendor and delivery to and lifting at the cell site pad in conformance with Owner's site specifications.

               (2). During install - Vendor shall provide technical staff and
                    --------------
               materials to carry out the provisioning, transport, lifting, installation, testing, optimization and acceptance of BTS, and related equipment (bottom jumpers, RFFE's/LNA's, GPS antennas and coax, power and telco cables to the demarc, etc.) or MSC and related equipment at the site.

               (3). Post install - Vendor shall provide to Owner written results
                    ------------
               (or in other format as maybe mutually agreed upon) of all installation and testing conducted on the site together with all operational parameters set on the equipment during installation, optimization and integration process for the site.

     3.  EXECUTION PLAN

     Vendor shall develop an execution plan for review and acceptance by Owner that outlines, in detail, the Scope of Work, Project Team, Schedule, Reporting Provisions, Quality Control functions and the Process for Change orders to be utilized both for the overall project and the installation of the all specified equipment at a cell site. The execution plan shall be provided by Vendor to Owner and approved by Owner, in writing, prior to the start of installation.

     4.  PROJECT TEAM

     Vendor shall provide a detailed staffing plan by name, job function, schedule, contact phone numbers together with a reporting hierarchy for the teams assigned to BTS installation. The project team shall be reviewed with and approved by Owner to determine adequacy of numbers and job categories to carry out the complete project BTS installation schedule within the mutually agreed upon schedule and price.

     Owner shall provide a staffing plan outlining points of contact, decision making authority and staff availability for the duration of the installation project.

     5.  SCHEDULE

     Vendor shall provide in a mutually agreed to format, both hard copy and electronic, an installation schedule that includes all agreed upon project activities, deliverables, timetables, task prerequisites, interdependencies, staffing, etc.

     6.  REPORTING PROVISIONS

     Vendor shall provide written reports in a mutually agreed to format. This schedule shall be prepared as a baseline and shall be upgraded against the baseline not less often than once per week to demonstrate adherence to the project schedule. In addition, more frequent reports shall be made by Vendor to keep Owner informed of any problems which may impact schedule adherence or which may require a change order from this Scope of Work.

     7.  CHANGE ORDERS

     In the event that site conditions deviate from those represented by Owner to the Vendor and which may have a significant cost impact, Vendor shall prepare for review and approval by Owner prior to implementation of the change, a written change request for Owner's approval. This request shall outline the assumptions made prior to the request, the changes found which necessitate the request, the cost or time deviations resulting from the current conditions and a cost associated with the request. Owner shall have 24 hours to approve or deny the request.

II.  RESPONSIBILITY MATRIX

     See Attached Excel Spreadsheet

III.  ACCEPTANCE CRITERIA

     Vendor shall provide to Owner its Standard Plan outlining criteria for acceptance of installation of BTS equipment as complete prior to and for inclusion in the final contract documents. This

     Standard Plan shall, by incorporation, become a part of this agreement and shall include at a minimum: Verification of Sweep tests, equipment settings, all serial numbers, end-to-end test results of telephone circuits, all manuals and documentation for the equipment, serial numbers, etc. Acceptance of equipment installation by Owner shall not imply acceptance of equipment performance individually or in the aggregate.

IV.  WARRANTIES

     Vendor agrees to perform Services in a workmanlike manner and in accordance with good usage and accepted practices in the community in which such Services are performed using material free from Defects except where such material is specified or provided by Owner. If Services performed by Vendor prove not to be performed in accordance with this Warranty and if Owner notifies Vendor of this failure within a thirty (30) days period commencing on the date of completion of the Service, Vendor, at its option, either will correct all Defects or Deficiencies or render a full or prorated refund or credit based on the original charge for the Services.

     THE FOREGOING SERVICES WARRANTIES ARE IN ADDITION TO THOSE STATED IN
     SECTION 18.2 OF THE CONTRACT AND ARE IN LIEU OF ALL OTHER IMPLIED WARRANTIES INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTIBILITY AND FITNESS FOR A PARTICULAR PURPOSE.

   [Two Pages of Technical Information Text Deleted Pursuant to Confidential
                              Treatment Request]

    Exhibit G to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                           Network Owner Acceptance
                  Substantial Completion Reference Documents

 [Twenty Pages of Technical Information Text Deleted Pursuant to Confidential
                              Treatment Request]

                                   EXHIBIT H

                                    to the

                         CRICKET COMMUNICATIONS, INC.

                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                          Network Reliability Center

                              Product Description

                                 August, 1999


                       Lucent Technologies Proprietary               Page 1 of 6
                     Use Pursuant to Company Instructions

[Five Pages of Product Description Information Deleted Pursuant to Confidential
                               Treatment Request]

                       Lucent Technologies Proprietary               Page 2 of 6
                     Use Pursuant to Company Instructions

                                                             Lucent Technologies

                              AutoPACE(TM) System

                              PRODUCT DESCRIPTION


                                 INTRODUCTION


The AutoPACET(TM) System provides performance management and some aspects of configuration management for Lucent Technologies wireless systems. This software tool can be used for monitoring and maintaining or improving system performance, troubleshooting, capacity planning, and, in general, engineering a Lucent Technologies wireless system to provide peak quality of service. New releases of the AutoPACE System are issued approximately twice a year to support new ECP and cell site software releases and to provide new features and capabilities. The current release is AutoPACE 13.01.

General Background

The AutoPACE System is a second generation tool that has evolved over more than 10 years. Strongly driven by user input, it was developed to enhance and replace the performance analysis software package introduced in 1987 in response to an assessment of the needs of AUTOPLEX System operators.

Performance analysis is required to monitor and maintain (or improve) the quality of service once a system is operational. Performance analysis can indicate aspects of a system that are

Exhibit I                     Lucent Technologies                   Page 1 of 22
                                 January 1999
not operating at acceptable levels due either to design deficiencies, hardware/software failures, or the growth of the system and/or subscriber base.

AutoPACE System Benefits

The major benefits of the AutoPACE System are:

 .  A Graphical User Interface (GUI), implemented under Microsoft(R)/1/
   Windows(TM)/2/

 . A client-server architecture that supports a common data source for multiple users

 .  Single server support for multiple systems and systems with multiple MSCs

 .  Long term data storage in an INFORMIX(R)/3/ database on the AutoPACE server

 .  Easier analyses through a task-oriented user interface

 .  Flexible and user-definable busy hour analyses

 .  Automated report generation via user-defined schedules

 . Busy hour or 24 hour data summarization to reduce resource requirements for long term data storage

 .  Flexible analysis options, including data trending and forecasting

 .  Flexible configuration options

 . Integrated interface for data collection from Lucent Technologies wireless systems.

 .  7 day x 24 hour hot line support by Wireless Technical Support Center

 . Professionally produced documentation (hard copy and CD-ROM) reissued every release and detailed Release Letters

 . Dedicated AutoPACE courses included in an integrated wireless curriculum provided by the Lucent Technologies Customer Training and Information Products (CTIP) organization

--------------------------
/1/  Microsoft is a registered trademark of Microsoft Corporation, Inc.

/2/  Windows is a trademark of Microsoft Corporation, Inc.

/3/  INFORMIX is a registered trademark of INFORMIX Software, Inc.


Exhibit I                     Lucent Technologies                   Page 2 of 22
                                 January 1999

             AutoPACE System Functional Capabilities: An Overview

The AutoPACE System provides capabilities in the following functional categories:

Configuration Management

AutoPACE System Configuration Management provides reports and analyses of the translatable parameters that define the configuration of a Lucent Technologies wireless system. Reports include both pre-defined geographic displays and pre-defined tabular reports. Also, the AutoPACE System User Definable Report (UDR) tool allows users to define their own reports of system configuration parameters. An associated utility can compare configuration parameters at two different points in time and display the differences. Currently, AutoPACE cannot be used to modify the configuration of a system.

The AutoPACE database stores the most recent view of the system configuration and this is refreshed with a frequency defined by the user (typically once per day). Configuration Management can report on more than one system as well as systems with more than one MSC.

Traffic Analysis

AutoPACE System Traffic Analysis can be used for hourly, daily, or longer-term analyses, including weekly, monthly, or annual reports, limited only by the amount of data stored by the user. Traffic and performance data for cell sites, trunks, logical and physical antenna faces, IS-41 inter-system networking and MSC elements are collected, analyzed, and displayed as user-defined tabular reports and graphs. Traffic Analysis can report every count provided by the AUTOPLEX Service Measurement sub-system and the domestic 5ESS Switch DCS. Virtually all Traffic Analysis reports are user-defined./4/ The elements of a report definition include several aspects, including: the system elements included in a report, the counts included in a report, the data and time scope of the report, the details of the presentation of the counts (including busy hour analysis and data summarization details), and the organization, destination and appearance of the output.

Traffic data, collected from the OMP as well as the domestic 5ESS Switch DCS on an hourly basis, can be stored in the AutoPACE database for a period of time determined by the user-provided storage capacity of the AutoPACE server.
Traffic Analysis can report on more than one system as well as systems with more than one MSC.


------------------------
/4/ Currently, AutoPACE pre-defines the contents of 3 reports supporting performance metrics recommended by Lucent Technologies and several reports that support capacity planning trending recommended by Lucent Technologies.


Exhibit I                     Lucent Technologies                   Page 3 of 22
                                 January 1999

Maintenance Message Analysis

AutoPACE System Maintenance Message Analysis is used to study Call Processing Failure (CPF) messages that are generated by the AUTOPLEX System when a call terminates abnormally. Pre-defined and user-defined reports based on Call Processing Failure messages can be used to troubleshoot performance problems associated with cell site hardware, specific mobile units, or terminals associated with a given power class, access technology, or manufacturer. Maintenance Message Analysis also reports the frequency with which the various types of Call Processing Failure messages occur. These counts can be reported directly by the Maintenance Message Analysis module and can also be included in the Traffic Analysis reports described above.

Call Processing Failure messages are collected in hourly files on the OMP and transferred to the AutoPACE server where they are loaded into the AutoPACE database. AutoPACE Maintenance Message Analysis can report on more than one system as well as systems with more than one MSC.

Special Engineering Studies

AutoPACE System Special Engineering Studies (SES) support four types of scheduled engineering studies:

 . Power Level Measurements (PLM) to analyze RF signal and impairment measurements

 . Voice Channel Selection Activity (VCSA) to report the details of voice channel selection decisions

 .  Handoff Matrix (HOM) to report the flow of calls between handoff neighbors

 . RF Call Trace to analyze the signal strengths and digital error rates received by a test terminal as a function of time

These studies are described in more detail below.

Note that the SES studies themselves are included as standard software in the MSC and cell generic software and are not part of AutoPACE. However, the AutoPACE System provides an easy and reliable interface to schedule any of the SES studies and, after they have executed AutoPACE can collect the data to analyze and report it in formats that support troubleshooting.


Exhibit I                     Lucent Technologies                   Page 4 of 22
                                 January 1999

                       AutoPACE System General Features

The following sections describe several general features that significantly enhance the functional capabilities of the AutoPACE System.

User Interface

Many of the benefits of the AutoPACE System are realized at the Graphical User Interface (GUI). The AutoPACE System provides a GUI to improve the efficiency, effectiveness, and overall user-friendliness of its performance analysis capabilities. The AutoPACE System is a Microsoft Windows application; as such it shares the ease of use of other Windows applications. Users already familiar with Windows applications will quickly relate to the AutoPACE System interface.

The AutoPACE System is designed to allow traffic engineers and technicians to use any of the available capabilities with a minimum of special training. AutoPACE System reports can be specified to run according to a user-defined schedule. Moreover, the output is available as either tabular or graphical reports that can be selected or redefined with just a few keystrokes or clicks of the mouse. Map reports, which display configuration data based on geography, provide added insight into the performance of a wireless system. Finally, On-Line Help is available for efficient and easy access to reliable, up-to-date information without interrupting the workflow.

Automation

The AutoPACE System allows a user to specify schedules for automatically collecting traffic data from one or more AUTOPLEX Systems. Additionally, the AutoPACE System provides the ability to automate the generation of user-defined reports. A user can specify when to run a report (for example, on a daily or other regular basis or as a one time case), which report(s) are to be run, and the output destination.

Spreadsheet Compatibility

The AutoPACE System uses the Microsoft Excel spreadsheet program internally to output reports (except for map reports). A User Defined Macro capability provides all the flexibility and power of the spreadsheet to enhance the analysis of the data. In addition, the AutoPACE System can load data directly into Microsoft Excel. Thus the use of Excel allows a high degree of customization and automation by the user, providing additional flexibility for AutoPACE System users to display high-resolution color plots of primary traffic data or secondary values calculated from them. For example, the user is able to choose the axis variable in a plot to study traffic-related dependencies within a system. Plots can be bar charts, pie charts, line graphs, or any of the other standard Excel reporting formats.


Exhibit I                     Lucent Technologies                   Page 5 of 22
                                 January 1999

AutoPACE System Database

All data in the AutoPACE System are stored in a relational database, implemented using INFORMIX(R)/5/ database software. The AutoPACE System database supports three types of data:

     .  AUTOPLEX System Call Processing Failure Messages.

     The database contains Call Processing Failure Messages collected from
          AUTOPLEX System for use by AutoPACE System Maintenance Message Analysis and reporting capabilities. The database also supports the generation of counts that summarize the contents of those messages.

     .  AUTOPLEX System Configuration Parameters.

     The AutoPACE System database contains a copy of configuration parameters for the AUTOPLEX System, taken from the MSC Application Database/6/, as well as user-supplied data such as geographic information or network element names.

     . AUTOPLEX System Service Measurements.

     The AutoPACE System database contains service measurements collected from AUTOPLEX System and 5ESS Switch DCSs for use by AutoPACE System traffic analysis and reporting capabilities. Moreover, the database supports the generation of a variety of summary data.

The AutoPACE System automatically accesses its database for all applications. However, to meet special needs, users can directly access the AutoPACE databases using the appropriate INFORMIX database tools./7/

Note that the Special Engineering Studies data, used exclusively for troubleshooting, are not archived in the AutoPACE database.

--------------
/5/  INFORMIX is a registered trademark of INFORMIX Software, Inc.

/6/ The Application Database for the AUTOPLEX System resides on the MSC and contains both subscriber and system configuration data.

/7/ Note that these tools will not be supplied with the AutoPACE System product. In general, access other than read-only is not recommended.


Exhibit I                     Lucent Technologies                   Page 6 of 22
                                 January 1999

                         AutoPACE System Configuration

Architecture

The AutoPACE System incorporates a client-server architecture. The clients do not contain databases and must access data from a server. A single server is able to access one or more AUTOPLEX Systems via TCP/IP connections and to support one or more clients, connected to the server by a local area network (LAN/8/). This configuration allows multiple AutoPACE System clients to share a common database. As a result, data are available to all users without wasteful duplication and without the possibility of inconsistent data. The AutoPACE System server, provides additional capabilities that significantly enhance the effectiveness and utility of the AutoPACE System, including:

     .  automatic scheduled data collection

     .  database management for data storage and administration

     .  high speed data access via the LAN.

Data can be stored for any length of time required by the user, limited only by the amount of user-provided disk storage capacity.

AutoPACE System Hardware/Software Platform

The AutoPACE System client, implemented on a PC as a Microsoft Windows product, is positioned take advantage of technical innovations in the personal computing/workstation market. The AutoPACE System server is provided on UNIX System V Release 4 (Solaris/9/) running on a SUN SPARCStation.

AutoPACE System Switch Interface

The AutoPACE System is designed to be used only with Lucent Technologies wireless systems. An AutoPACE System client interfaces with an AutoPACE System server over a LAN. The AutoPACE System server, in turn, interfaces with one or more systems, either through a dial-up WAN or dedicated data lines into a port on the Operations and Management Platform (OMP)./10/

---------------------
/8/ While not strictly required, a LAN will provide the best performance. High bandwidth data connections support remote access of the server by a client.

/9/ The currently supported Solaris release numbers can be obtained from your Lucent Technologies wireless account representative.


/10/ Note that the AutoPACE System is not sold as a turnkey product. The hardware required to support the tool as well as third party vendor software (e.g., INFORMIX) must be provided by the customer. However, the Lucent Technologies Customer Technical Support Organization will provide support to help identify the specific hardware, software, configuration, and capacity required for a particular installation.


Exhibit I                     Lucent Technologies                   Page 7 of 22
                                 January 1999

     [Fifteen Pages of Product Description Information Deleted Pursuant to
                        Confidential Treatment Request]


Exhibit I                     Lucent Technologies                   Page 8 of 22
                                 January 1999

   Exhibit J to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement





                              LUCENT TECHNOLOGIES

                            AUTOPLEX(R) System 1000
               Operations Administration and Maintenance (OA&M)
                              Functional Overview



                                 July 27, 1999




                    --LUCENT TECHNOLOGIES PROPRIETARY--            July 27, 1999
   Solely for authorized persons having a need to know pursuant to Company instructions

   Exhibit J to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement



1.     INTRODUCTION

1.1    Overview

The AUTOPLEX(R) system 1000 provides a rich set of Operations, Administration and Maintenance (OA&M) features to monitor, configure, and control an AUTOPLEX communications network. These features aim to maximize the quality of service offered to end customers of the system by:

     1. Minimizing down time through robust redundancy schemes and fast automatic recovery from hardware and software faults,

     2. Providing a broad set of features to maximize the efficiency of the operations staff assigned to monitor and control the system, and

     3. Supporting a complete set of performance measurements; which enables the efficient configuration and engineering of the system.

1.2    Scope

The features described in this document are currently available, or are under development for delivery in 1999. This document does not address future product evolution plans. This document will be updated yearly to reflect new features that are added to the product.

The focus of this document is OA&M features offered in the Autoplex 1000 System, including the Access Manager, 5ESS-2000 DCS, Operation Maintenance Platform - Simplex, Operational Maintenance Platform-FX, and AutoPACE.

1.3    Guide to the Document

This document is written in a layered fashion starting with a high level product description, leading to OA&M feature descriptions, and finishing with a discussion of user and system OA&M interfaces.

Section 2 provides an architectural overview of the AUTOPLEX system, identifying the Network Elements that comprise the system and their associated redundancy strategies.

Section 3 provides a functional decomposition of the AUTOPLEX OA&M features.
The features are described according the classical Network Management functional areas:

     .      Fault Management,
     .      Performance Management,
     .      Configuration Management,
     .      Accounting Management, and
     .      Security Management.

Section 4 describes the hardware and user interfaces that provide access to the OA&M features.


                    --LUCENT TECHNOLOGIES PROPRIETARY--            July 27, 1999
   Solely for authorized persons having a need to know pursuant to Company instructions

   Exhibit J to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

Section 5 describes how the OA&M interfaces may be integrated into a network operations environment.

1.4    Glossary

The official name of this product is the AUTOPLEX System 1000 Cellular Telecommunications System. Throughout this document the product will be referred to simply as the "AUTOPLEX system".

AMA                          Automatic Message Accounting
AMATPS                       Automatic Message Accounting Teleprocessing System
AP                           Application Processor
APC                          Application Processor Cluster
APCC                         Application Processor Cluster Complex
ASCII                        American Standard Code for Information Interchange
CDMA                         Code Division Multiple Access
CDN                          Call Processing/ Data Base Node
CDR                          Call Detail Record
CSN                          Cell Site Node
DLN                          Direct Link Node
DCI                          Dual-Serial Channel Computer Interface
DCS                          Digital Cellular Switch
ECP                          Executive Cellular Processor (Access Manager)
ECPC                         Executive Cellular Processor Complex (Access Manager)
EIN                          Ethernet Interface Node
EML                          Element Management Layer
EMS                          Element Management System
FTP                          File Transfer Protocol
GUI                          Graphical User Interface
HOM                          Hand Off Matrix
ICN                          Inter-Cellular Node
IMS/CNI                      Inter-processor Message Switch/Common Network Interface
ITU                          International Telecommunications Union
LAN                          Local Area Network
MSC                          Mobile Switching Center
Network Element              Processing node in the AUTOPLEX system
NML                          Network Management Layer
NOCC                         Network Operations Control Center
NVM                          Non-Volatile Memory
OA&M                         Operations, Administration and Maintenance
OFD                          Operational Fault Detection
OMP                          Operations and Management Platform
OSI                          Open Systems Interconnection
OSS                          Operations Support System
PLM                          Power Level Measurements
PPP                          Point to Point Protocol
PSTN                         Public Switched Telephone Network
RCS                          Radio Cluster Server
RC\V                         Recent Change/Verify
RF                           Radio Frequency
RPCN                         Ring Peripheral Controller Node

                    --LUCENT TECHNOLOGIES PROPRIETARY--            July 27, 1999
   Solely for authorized persons having a need to know pursuant to Company instructions

    Exhibit J to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

ROP                          Receive Only Printer
SCCS                         Switching Control Center System
SNMP                         Simple Network Management Protocol
SS7                          Signaling System 7
System Administrator         Person responsible for Unix Administration of AUTOPLEX Network Elements
TCP/IP                       Transmission Control Protocol/Internet Protocol
TEA                          Translations Entry Assistant
Technician                   Person responsible for day to day maintenance of equipment
TMN                          Telecommunications Management Network
VCDX                         Very Compact Digital Exchange
VCSA                         Voice Channel Selection Activity
WAN                          Wide Area Network

2.  SYSTEM DESCRIPTION

The AUTOPLEX system is comprised of a diverse network of processors required to support a wireless switching system. Figure 2.0-1 shows the major components that comprise the AUTOPLEX system architecture. Figure 2.0-1 does not show all the AUTOPLEX Network Elements and interfaces. More detailed diagrams may be found later in the document.


                 [Figure 2.0-1 AUTOPLEX  System Architecture]

The AUTOPLEX system is designed with a high degree of redundancy to provide reliable services to wireless subscribers. The AUTOPLEX Network Elements are each designed with a redundancy scheme that is best suited to the service that they provide. The following subsections defines the role of each of the AUTOPLEX Network Element and its associated redundancy strategy.

2.1  Operations and Management Platform (OMP)

The OMP is an adjunct processor connected to the ECP via a redundant pair of high speed data links. The OMP is not actively involved in processing wireless calls. The OMP hosts a wide range of OA&M applications including:

     . collecting and storing service measurement data to support Performance Management,
     .    collecting special study data to support Performance Management,
     . providing a forms based front end for the ECP Recent Change/Verify (RC/V) application for Configuration Management,
     .    maintaining log files for AUTOPLEX event reports,
     .    supporting a near real time billing interface for Accounting
          Management,
     .    storing cell site inventory data for Configuration Management, and


                    --LUCENT TECHNOLOGIES PROPRIETARY--            July 27, 1999
   Solely for authorized persons having a need to know pursuant to Company instructions
                                 Page 4 of 24

   Exhibit J to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

     . storing backup software images for the AP and the Flexent cell products.

The multi-window OMP client terminals (attached to the OMP's Ethernet) provide access to the OA&M applications for maintaining all Network Elements in the AUTOPLEX system (ECPC, cell sites and 5ESS-2000 DCS). See section 4.2 for more details.

The OMP is built on a scalable Sun computing platform. It utilizes UNIX System V Release 4 (Solaris(R)/1/) and supports open systems networking standards. The OMP acts as an interface point into the service provider's Wide Area Network
(WAN) for network operations. Operations Support Systems (OSSs) can connect to the OMP to support network level Fault Management, Performance Management, Configuration Management, and Accounting Management. See Section 4.3 for more details on AUTOPLEX interfaces to the OSSs.

OMP enhancements, EOY1999 will introduce a new OMP platform, the Flexent OMP-FX. This latest platform will provide the same details as listed above, however, on an ongoing basis provide many more applications. In addition, the OMP-FX platform is design to with the Sun Microsystems Netra T Server, and ensures high data reliability using mirroring disk drives. The OMP-FX will support the Element Management System associated with the Flexent Applications Processor
(AP) and Enhanced Electronic Software Distribution. The total number of sessions available currently for the OMP-FX will remain the same as the OMP-Simplex (12 Sessions), however, enhancements are currently being developed to bring the session total to up to 100, this enhancement is currently scheduled for EOY2000.

2.2  AutoPACE(R)

The AutoPACE system is an adjunct set of processors (the AutoPACE server, and multiple AutoPACE client PCs) that monitor and report AUTOPLEX performance data. The AutoPACE system is designed to be used only with the AUTOPLEX system, Figure 2.6-1 below shows a typical AutoPACE configuration. The AutoPACE server receives performance data from the OMP and stores it in a data base. The AutoPACE client PCs execute AutoPACE applications with support from the AutoPACE server.

/1/ Solaris is a registered trademark of  Sun Microsystems, Inc.

                      --LUCENT TECHNOLOGIES PROPRIETARY--          July 27, 1999
   Solely for authorized persons having a need to know pursuant to Company instructions

    Exhibit J to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                  [Figure 2.1 Typical AutoPACE Configuration]



A single AutoPACE server connects to multiple AUTOPLEX systems and supports one or more AutoPACE client PCs, connected to the server by a Local Area Network
(LAN). The AutoPACE client applications run Windows(TM) applications on a PC. The AutoPACE server is based on UNIX System V Release 4 (Solaris/2/) running on a Sun SPARCStation(R)/3/.

[***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.
___________________

/2/  The currently supported Solaris release numbers can be obtained from your
      Lucent Technologies wireless account representative.
/3/  SPARC station is a registered trademark of SPARC International, Inc.


                      --LUCENT TECHNOLOGIES PROPRIETARY--          July 27, 1999
   Solely for authorized persons having a need to know pursuant to Company instructions

    Exhibit J to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement


         [Eighteen Pages of Technical Information Deleted Pursuant to
                        Confidential Treatment Request]



                      --LUCENT TECHNOLOGIES PROPRIETARY--          July 27, 1999
   Solely for authorized persons having a need to know pursuant to Company instructions

   Exhibit K to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                 Lucent Technologies Network Wireless Systems

   [Seven Pages of Pricing Lists Deleted Pursuant to Confidential Treatment
                                   Request]

    Exhibit L to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                              Standard Intervals

[Two Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                   Request]

                                  Exhibit L
                         Cricket Communications, Inc.
                      System Equipment Purchase Agreement

                              ORDERING PROCEDURES


1.0 Orders shall be in writing, transmitted electronically or in any other manner mutually agreed to by the parties and shall specify:

          (a) description of Products and Services, inclusive of any numerical/alphabetical indentifications, referenced in the Vendor's documentation;
          (b) requested delivery, completion and/or in-service date as applicable;
          (c) location to which the Products are to be shipped and/or location at which Services are to be performed;
          (d) location to which invoices shall be rendered for payment;
          (e)  Owner's Order number,
          (f) price or Owner's Request For Quotation number, if applicable;
          (g) a list and description of the Software to be licensed if applicable;
          (h) the description, serial number, if known, and location of the processor for which Software is being furnished.

1.1  EF&I, F&I and E&F Orders:

          1.1.1    Vendor shall acknowledge receipt of Owner's Order within ten
          (10) workdays of receipt of such Order. Vendor shall accept or reject in writing Owner's requested delivery and/or completion date, within three (3) weeks from receipt of Order. In the event Vendor fails to accept or reject any such requested delivery or completion date within the aforesaid period, such dates shall be deemed accepted.

          1.1.2 Should Owner require Vendor's acceptance or rejection of requested delivery and/or completion dates in less three (3) weeks, Vendor shall use all reasonable efforts to respond in the interval requested by Owner.

          1.1.3 In the event that Vendor cannot accept the specified delivery and/or completion date, Owner may cancel said Order in writing without penalty or obligation of any kind or negotiate a new delivery and/or completion date mutually acceptable to both parties, which date shall be acknowledged in writing by Vendor within ten (10) workdays of such agreement. Such cancellation shall not be deemed to relieve Owner of its obligations to source subsequent Orders for Goods and Software on Vendor in accordance with the Contract provided that the delivery and/or completion commitment which Vendor is willing to make is consistent with Vendor's then current standard interval for the Goods, Software and Services.

          1.1.4 Should Owner's requested delivery and/or completion dates on an Order compress the equipment engineering or installation interval beyond that referenced in Vendor's associated Firm Price Quotation, upon written agreement by Owner, Vendor shall be authorized to render additional billing for equipment engineering and installation premium time incurred or additional resources incurred, as required to improve the quoted equipment engineering and installation intervals to match Owner's requested dates or mutually agreeable alternative dates.


                           LUCENT TECHNOLOGIES, INC.
                            PROPRIETARY INFORMATION

                                  Exhibit L
                         Cricket Communications, Inc.
                      System Equipment Purchase Agreement

1.2  Furnish Only Orders:

          1.21. Vendor shall acknowledge receipt of Owner's Order in writing and shall accept or reject the requested delivery date in writing within ten (l0) workdays after receipt of such Order. In the event Vendor fails to accept or reject any such requested delivery date within the aforesaid period, such date shall be deemed accepted.

          1.2.2 In the event that Vendor cannot meet the requested delivery date, Owner may cancel said Order in writing without penalty or obligation of any kind or negotiate a new delivery and/or completion date mutually acceptable to both parties, which date shall be acknowledged in writing by Vendor within ten (l0) workdays of such agreement. Such cancellation shall not be deemed to relieve Owner of its obligations to source the ordered Products and Services from Vendor in accordance with the Contract, provided that the delivery and/or completion commitment which Vendor is willing to make is consistent with Vendor's then current standard interval for the Products and Services.

1.3  Installation Only Orders:

          1.3.1 Owner shall provide Vendor its specifications and installation requirements which shall include Owner's requested job completion date. Within ten (10) workdays of Vendor's receipt of such information, Vendor shall provide a FPQ, which details prices for the installation Services requested by the Owner.

          1.3.2 Within four (4) weeks following receipt of the Vendor's FPQ, Owner shall accept or reject said FPQ. Owner's acceptance of the FPQ will be confirmed by placement of an Order during this four (4) week period. Vendor shall acknowledge receipt of said Order within ten
          (l0) workdays following placement of said Order. In the event Owner rejects Vendor's FPQ, Vendor will return all Owner's specifications and installation requirements within ten (10) workdays of such rejection.

          1.3.3 Should Owner's requested completion date on an Order compress the installation interval beyond that referenced in Vendor's associated Firm Price Quotation, upon written agreement by Owner, Vendor shall be authorized to render additional billing for installation premium time incurred or additional resources incurred, as required to improve the quoted installation intervals to match Owner's requested dates or mutually agreeable alternative dates.

1.4  Change Orders:

          1.4.1 Any changes to an original Order and any resulting adjustment, including but not limited to schedules and price, shall be mutually agreed upon and subsequently detailed in a written Change Order referencing the original Order. Owner and/or Vendor as appropriate shall provide supplementary documentation indicating all changes.

          1.4.2 Change Order is Vendor's term for additional work it undertakes at the specific request of an employee of Owner. Owner agrees that upon written authorization of a Change Order by any of Owner's employees, Vendor shall perform the supplemental work, provided however, that Vendor forwards a copy of said written authorization to Owner's engineering department within ten (10) business days.

                           LUCENT TECHNOLOGIES, INC.
                            PROPRIETARY INFORMATION

                                  Exhibit L
                         Cricket Communications, Inc.
                      System Equipment Purchase Agreement

1.5  Ordering Address:

Orders placed by Owner hereunder shall be sent to:

          Lucent Technologies Inc.
          22 Technology Parkway South, Suite 200
          Norcross, GA 30092

          Attention: Jan Broome

2.0  FPQ

          2.1 Owner may submit to Vendor a Request For Quote for a future potential Order. With respect to cell site Products and Services, Vendor shall use all reasonable efforts to respond in writing with its FPQ within two (2) weeks of receipt of the request. Intervals for other Products and Services shall be as mutually agreed. Unless otherwise specified in Vendor's FPQ, Owner shall have four (4) weeks from receipt of Vendor's FPQ to decide whether to Order the Products and/or Services referenced in the FPQ. In the absence of such action by Owner, the FPQ lapses.

3.0  Expediting of Orders:

     Owner and Vendor will work together to expedite all aspects of an Order in the event Owner requests an Order be expedited.

4.0  Order Hold, Order Termination

          4.1 Owner may suspend, hold or terminate any Order or portion thereof except with respect to Products which have already shipped or Services which have already been performed.

          4.1.1  EF&I, E&F and F&I Orders

                 For purposes of this Section, "price" represents equipment engineering and material charges; and "shipping interval" represents published equipment engineering and manufacturing interval. In the event Owner terminates an EF&I E&F or F&I Order or portion thereof, the following termination charges will apply.

                      --------------------------------------------------
                      Percent of Shipping            Termination Charge
                            Interval
                      --------------------------------------------------
                      up to 25%                            [***]
                      --------------------------------------------------
                      26% to 50%                           [***]
                      --------------------------------------------------
                      51% to 75%                           [***]
                      --------------------------------------------------
                      greater than 76%                     [***]
                      --------------------------------------------------

          4.1.2.  Furnish Only Orders

                  For purposes of this Sub-Section, "price" represents price for Products for Furnish Only Orders; and "shipping interval" represents the elapsed time between the date Owner's Order is received by Vendor and the committed date of shipment from Vendor's shipping location. Should the Owner terminate Furnish Only Orders during the committed interval,


                           LUCENT TECHNOLOGIES, INC.
                            PROPRIETARY INFORMATION

                                  Exhibit L
                         Cricket Communications, Inc.
                      System Equipment Purchase Agreement

               the following table will determine termination charges. The word "committed" in this Section means the mutually agreed upon date.

                     ------------------------------------------------------
                      Percent of Committed             Termination Charge
                        Shipping Interval
                     ------------------------------------------------------
                       Up to 10%                            [***]
                     ------------------------------------------------------
                       11% to 20%                           [***]
                     ------------------------------------------------------
                       21% to 40%                           [***]
                     ------------------------------------------------------
                       41% to 60%                           [***]
                     ------------------------------------------------------
                       61% to 80%                           [***]
                     ------------------------------------------------------
                       81% to 100%                          [***]
                     ------------------------------------------------------

          4.2 All termination charges described above in this Section will take into consideration reusability of Products by Vendor.

                                CHANGE NOTICES

          1.0 With respect to product changes, modifications, or substitutions, Vendor shall notify Owner in writing sixty (60) days prior to their effective dates, except Vendor will, unless emergency conditions require otherwise, advise Owner not less than thirty (30) days prior to implementing any Class A change defined below.

          1.1 All notifications of such changes shall be provided at no charge and be disseminated by Vendor in accordance with distribution lists provided by Owner and shall contain the following information:

               1.1.1 Vendor Information: Vendor's name, address, technical contact name and phone number.

               1.1.2. Product Change Notice Number: Number conforming to a single sequential numbering scheme used by Vendor.

               1.1.3 Issue Date of Change: Date Product Change Notice is transmitted.

               1.1.4 Product Description: Description of the product affected (e.g., Line Card or 24 foot aluminum ladder).

               1.1.5 New Product Code: Unique identity of the changed product (e.g., Circuit Pack CP 11101, Series 1, List 4).

               1.1.6 Old Product Code: Unique identity of the product being changed (e.g., Circuit Pack CP 11101, Series 1, List 3).

               1.1.7 New PID Code(s): The alpha-numeric PID code(s) assigned to the changed product, if applicable.

               1.1.8 Old PID Code(s): PID codes of all equipment associated with this change (see Item 1.1.9), if applicable.

               1.1.9 Associated products or changes Affected: Coordinated product changes that must be applied in conjunction with, or prior to, this change.

                           LUCENT TECHNOLOGIES, INC.
                            PROPRIETARY INFORMATION

                                  Exhibit L
                         Cricket Communications, Inc.
                      System Equipment Purchase Agreement

               1.1.10. Drawing Number: The circuit (schematic) drawing number and issue that incorporates the change (e.g., SD l1101-01, Issue
               11).

               1.1.1 l   Change Classification: Classification of the change (A
               or B).

               1.1.12 Classification Substantiation: Details of why the Proposed Classification is appropriate.

               1.1.13 Reason For Change: Detailed explanation of why the change is necessary, for example: what are the symptoms of the condition being corrected?

               1.1.14 Description of Change: Installation details of change, for example:

                       a.  What is to be changed?
                       b.  How is it to be changed?
                       c.  How can change be tested/verified?

               1.1.15 Effect of Change: Description of the effect of the change on:

                       a.  Service
                       b.  Transmission
                       c.  Traffic
                       d.  Maintenance
                       e.  Reliability
                       f.  Commercial Specifications
                       g   Control Specifications
                       h.  Safety

               1.1.16 Material Affected: Apparatus, wiring, circuit packs, etc., affected by change.

               1.1.17 Documentation Affected: List of associated drawings, programs, practices, manuals, nomenclature etc. affected by the change.

               1.1.18 Vendor Implementation Date: Date after which all newly manufactured Products and/or Services will incorporate the change.

               1.1.19  Modification Expiration Date (for Class A changes only):
               Date after which Vendor terminates responsibility for applying the change; i.e. providing modification material, etc., on a non-billable basis.

               1.1.20 Modification Location: Vendor recommendation for field or factory installation of change.

               1.1.21 Location and Quantity of Equipment (if the Vendor has these records): The location and quantity of working or spare equipment, in the hands of the Owner, that requires the change.

               1.1.22  Implementation Schedule: Proposed schedule.

                           LUCENT TECHNOLOGIES, INC.
                            PROPRIETARY INFORMATION

   Exhibit M to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                    CDMA Enhanced Primary Minicell Overview

[Twelve Pages of Technical Information Deleted Pursuant to Confidential
                              Treatment Request]

                                   Exhibit N
                                    to the
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

1.1  HOT-LINE SERVICE

          Vendor will provide an "800 Hot-Line" telephone Service for direct telephone support to Owner in an emergency situation. The Hot Line telephone number is 1-800-225-4672. This Service will be available twenty-four (24) hours a day, seven (7) days a week for Severity Levels 1 and 2 conditions only. Prior to placing the call to the Hot-Line, the following steps shall have been completed by Owner with assistance of Vendor when required:

          (a) Identification of the condition and its isolation to a particular component of the system believed to be Vendor's responsibility.

          (b) Collection of sufficient supporting documentation from the system for inclusion in the trouble report

          (c) Determination that there are no outstanding fixes which correct the condition.

          When a problem is identified as a fix to Seller's infrastructure, whereas a fix is not in compliance within Seller's specifications, the Vendor will supply the solution and make it available to Owner.

1.2  RESPONSE TIME INTERVALS

          The Owner due date, is set by default based on the Severity Field. If the Owner negotiates a new date with the Vendor, the mutually agreed date will apply.

     Table 1 Response Tune Intervals


     Severity          Calendar Days to Resolve
     1                           7
     2                          45
     3                          90
     4                         180

          Once the solution is found, Vendor will supply it for testing and use on the failed system.

1.3  NORMAL TROUBLE-REPORTING PROCEDURES

          Owner requirements and routines for reporting Severity Levels 2, 3 and 4 conditions are as follows:

          (a) Owner shall prepare a trouble report, including the appropriate supporting documentation and forward it to Vendor at the address provided by Vendor.

          (b) Owner may also telephone the Vendor's Customer Wireless Technical Support Center for answers to general operational questions about the Software or Equipment and/or assistance in correcting Severity Level 3 and 4 conditions. The

                           LUCENT TECHNOLOGIES, INC.
                            PROPRIETARY INFORMATION

                                   Exhibit N
                                    to the
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

               return call will either provide the requested information, request additional information, or report on the status of corrective action on the trouble report.

          (c) The calling Owner's personnel shall provide the following information:

               .  Caller's name, location, and company

               .  Call-back telephone number

               .  System name, location

               .  Generic issue

               .  Equipment location, type and serial number

               .  Nature of question or situation.

1.4  SEVERITY LEVELS / PRIORITY

                   Severity 1
         . Total system failure,
         . Loss of a major system component
         . Loss of emergency capability
         . Significant reduction of revenue generating capability

                   Severity 2
         . Loss of system's redundancy
         . Notable functional failure of a specific call type
         . Notable functional loss of revenue due to a billing error . Loss of diagnostic functionality
         . Loss of reporting functionality

                   Severity 3
         . Intermittent faults
         . Marginal functional failure of a specific call type
         . Marginal functional loss of revenue due to a billing error . Invalid data

                   Severity 4
         . Any questions regarding documentation
         . General informational questions
         . Other investigations that are not marked 1, 2 or 3

         [***]

         [*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                           LUCENT TECHNOLOGIES, INC.
                            PROPRIETARY INFORMATION

                                   Exhibit N
                                    to the
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

[Three Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                    Request]

                           LUCENT TECHNOLOGIES, INC.
                            PROPRIETARY INFORMATION

                                   Exhibit O

                                    to the

                         CRICKET COMMUNICATIONS, INC.

                      SYSTEM EQUIPMENT PURCHASE AGREEMENT


                                   Training


                                  Description


                                 August, 1999

   [Fifteen Pages of Technical Information Deleted Pursuant to Confidential
                              Treatment Request]

                               Exhibit P to the
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT


                       LUCENT TECHNOLOGIES DOCUMENTATION

     Product Documentation

     Vendor will provide Owner the documentation needed to support its PCS-CDMA products. This documentation is in the form of a CD-ROM. The CD-ROM contains the complete set of Wireless documentation. One set of documentation, contained on a CD-ROM, will be provided for each Owner, MSC location, headquarters and regional offices. Updates to these documents (also on CD-ROM) will be provided to Owner free of charge during the warranty period. Owner may purchase any additional documentation from Vendor's Customer Information Center.

     Autoplex System 1000

     Customer Documentation Catalog
     Issue 13 January 1999

     Contents

     About This Document

     .    Introduction
     .    Reason for Reissue
     .    How to Use This Catalog
     .    How to Comment on This Document

     Ordering Information

     .    Final Documents
     .    CTSO News Bulletins
     .    Documentation Packaging

     Electronic Documentation

     .    System Requirements
     .    Ordering Electronic Documentation


05/10/99                      Lucent Technologies                    EXHIBIT P-1
              This document contains proprietary information of
                              Lucent Technologies
           and is not to be disclosed or used except in accordance
                          with applicable agreements

                               Exhibit P to the
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT



     Autoplex(R) System Documents

     .    Engineering
     .    Operation and Maintenance
     .    Descriptive
     .    Software
     .    Power

     Autopace Documents

     Operations and Management Platform (OMP) Documents

     Cell Site Documents

     Autoplex System 1000 Optional Feature Documents

     .    Optional Feature Documents
     .    Other AUTOPLEX System 1000 Feature Documents

     Vendor 3B20D Executive Cellular Processor (ECP) Documents

     .    Operation and Maintenance
     .    Descriptive
     .    AT&T 3B20D Model 2 and Model 3 computers Software
     .    Power

     Vendor 3B21D Executive Cellular Processor (ECP) Documents

     .    Engineering
     .    Operation and Maintenance
     .    Descriptive
     .    Software

     MSC Complex Documents

     .    Engineering
     .    Installation
     .    Maintenance
     .    Descriptive
     .    Provisioning


05/10/99                      Lucent Technologies                    EXHIBIT P-1
              This document contains proprietary information of
                              Lucent Technologies
           and is not to be disclosed or used except in accordance
                          with applicable agreements

                               Exhibit P to the
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT



     5ESS (C) Switch Documents
     .    Engineering
     .    Operation and Maintenance
     .    Descriptive
     .    Software

     PCS Documents
     .    Engineering
     .    PCS CDMA
     .    PCS TDMA

     Cellular Digital Packet Data (CDPD) Documents
     .    DACS (R) II ISX Release 1.0 MML
     .    AUTOPLEX System 1000 CDPD
     .    Veritas
     .    SynOptics
     .    Sun/Solaris
     .    Miscellaneous CDPD Documentation
     .    Cellular Digital Packet Data Engineering Drawings

     Transmission Documents
     Customer Information Bulletins
     Engineering Letters
     Schematic Drawings
     Wall Charts
     Optional Binders

     Autoplex System Document Kits

     .    Ordering a Complete Set of Paper Documentation
     .    Kit Descriptions

     Index

05/10/99                      Lucent Technologies                    EXHIBIT P-1
              This document contains proprietary information of
                              Lucent Technologies
           and is not to be disclosed or used except in accordance
                          with applicable agreements

                                   EXHIBIT Q

                          CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT
                                   INSURANCE


Each party shall maintain during the term of this Contract, at its own cost and expense, carry and maintain at a minimum, the insurance coverage listed below. If either party is not self-insured, that party shall maintain such coverages having a "Best's" rating of at least B+XIII. Vendor shall not commence any work hereunder until each party has fulfilled all insurance requirements herein.
Each party shall require its subcontractors and agents to maintain the same insurance coverage listed below.

   - Workers' Compensation insurance with statutory limits as required in the state(s) of operation; and providing coverage for either party's employee entering onto Owner premises, even if not required by statute, Employers' Liability or "Stop Gap" insurance with limits of not less than $500,000 for each occurrence.

   - Commercial General Liability Insurance covering claims for bodily injury, death, personal injury or property damage occurring or arising out of the performance of this Agreement, including coverage for independent contractor's protection (required if any work will be subcontracted), premises-operations, products/completed operations and contractual liability with respect to the liability assumed by either party hereunder.

   -      The limits of insurance shall be:

          -Each Occurrence (Bodily Injury/Property Damage)        $1,000,000.00
          -General Aggregate Limit (Annual Aggregate)             $2,000,000.00
          -Products-Completed Operations Limit (Annual Aggregate) $1,000,000.00 -Personal Advertising Injury Limit (Each Occurrence) $1,000,000.00

  - Comprehensive Automobile Liability Insurance covering ownership, operation and maintenance of all owned, non-owned and hired motor vehicles used in connection with the performance of this Agreement, with limits of at least $1,000,000 combined single limit for bodily injury and property damage.

The insurance limits required herein may be obtained through any combination of self-insurance, primary and excess or umbrella liability insurance. Each party shall furnish the other prior to the start of the work, if requested by the other party, certificates or adequate proof of the insurance required by this clause. Each party shall notify the other in writing at least thirty (30) days prior to cancellation of or any material change in the policy. Notwithstanding the above, each party shall have the option where permitted by law to self-insure any or all of the foregoing risks.

    Exhibit S to the Cricket Communications, Inc. System Equipment Purchase
                                   Agreement

                                    Markets

  [One Page of Pricing Information Deleted Pursuant to Confidential Treatment
                                    Request]